UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS

OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-5724

Oppenheimer Global Strategic Income Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: September 30

Date of reporting period: 6/30/2015

Item 1. Schedule of Investments.

CONSOLIDATED STATEMENT OF INVESTMENTS June 30, 2015 Unaudited

	Principal Amount	Value
Asset-Backed Securities—2.9%
American Credit Acceptance Receivables Trust:
Series 2014-2, Cl. B, 2.26%, 3/10/20[1]	$2,290,000	$2,291,845
Series 2014-3, Cl. B, 2.43%, 6/10/20[1]	1,945,000	1,947,464
Series 2014-4, Cl. B, 2.60%, 10/12/20[1]	645,000	645,300
Series 2015-1, Cl. B, 2.85%, 2/12/21[1]	2,000,000	2,001,686
Series 2015-2, Cl. B, 2.97%, 5/12/21[1]	1,905,000	1,910,862
AmeriCredit Automobile Receivables Trust:
Series 2012-2, Cl. E, 4.85%, 8/8/19[1]	1,460,000	1,506,918
Series 2012-3, Cl. E, 4.46%, 11/8/19[1]	1,260,000	1,296,631
Series 2012-4, Cl. D, 2.68%, 10/9/18	1,090,000	1,110,550
Series 2012-5, Cl. D, 2.35%, 12/10/18	625,000	634,156
Series 2013-2, Cl. E, 3.41%, 10/8/20[1]	1,715,000	1,741,571
Series 2013-3, Cl. D, 3.00%, 7/8/19	1,540,000	1,570,188
Series 2013-3, Cl. E, 3.74%, 12/8/20[1]	750,000	766,975
Series 2013-4, Cl. D, 3.31%, 10/8/19	1,505,000	1,544,970
Series 2013-5, Cl. D, 2.86%, 12/9/19	2,555,000	2,583,598
Series 2014-1, Cl. C, 2.15%, 3/9/20	1,905,000	1,911,280
Series 2014-1, Cl. E, 3.58%, 8/9/21	500,000	503,220
Series 2014-2, Cl. D, 2.57%, 7/8/20	2,165,000	2,168,045
Series 2014-2, Cl. E, 3.37%, 11/8/21	1,175,000	1,171,545
Series 2014-3, Cl. D, 3.13%, 10/8/20	775,000	777,146
Series 2014-4, Cl. D, 3.07%, 11/9/20	975,000	982,055
Series 2015-2, Cl. D, 3.00%, 6/8/21	870,000	871,733
California Republic Auto Receivables Trust:
Series 2013-2, Cl. C, 3.32%, 8/17/20	1,170,000	1,178,217
Series 2014-2, Cl. C, 3.29%, 3/15/21	385,000	384,348
Series 2014-4, Cl. C, 3.56%, 9/15/21	445,000	445,399
Capital Auto Receivables Asset Trust:
Series 2013-1, Cl. D, 2.19%, 9/20/21	990,000	997,346
Series 2014-1, Cl. D, 3.39%, 7/22/19	580,000	593,107
Series 2014-3, Cl. D, 3.14%, 2/20/20	775,000	782,601
Series 2015-2, Cl. C, 2.67%, 8/20/20	810,000	809,837
CarFinance Capital Auto Trust, Series 2015-1A, Cl. A, 1.75%, 6/15/21[1]	1,088,099	1,089,406
CarMax Auto Owner Trust:
Series 2014-2, Cl. D, 2.58%, 11/16/20	1,365,000	1,366,864
Series 2015-2, Cl. D, 3.04%, 11/15/21	525,000	524,843
CLI Funding V LLC, Series 2014-2A, Cl. A, 3.38%, 10/18/29[1]	1,470,000	1,478,170
CPS Auto Receivables Trust:
Series 2014-C, Cl. A, 1.31%, 2/15/19[1]	1,073,666	1,073,730
Series 2014-D, Cl. A, 1.49%, 4/15/19[1]	2,241,479	2,252,794
CPS Auto Trust, Series 2012-C, Cl. A, 1.82%, 12/16/19[1]	243,618	244,905
Credit Acceptance Auto Loan Trust, Series 2014-1A, Cl. B, 2.29%, 4/15/22[1]	2,265,000	2,276,578
Cronos Containers Program I Ltd., Series 2014-2A, Cl. A, 3.27%, 11/18/29[1]	1,870,370	1,878,841
Drive Auto Receivables Trust:
Series 2015-AA, Cl. C, 3.06%, 5/17/21[2]	1,290,000	1,298,491
Series 2015-BA, Cl. C, 2.76%, 7/15/21[1]	1,550,000	1,550,857
DT Auto Owner Trust:
Series 2012-1A, Cl. D, 4.94%, 7/16/18[1]	2,761,206	2,772,436
Series 2012-2A, Cl. D, 4.35%, 3/15/19[1]	1,423,299	1,432,387
Series 2013-1A, Cl. D, 3.74%, 5/15/20[1]	935,000	941,975

1  OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
DT Auto Owner Trust: (Continued)
Series 2013-2A, Cl. D, 4.18%, 6/15/20[1]	$2,210,000	$2,240,100
Series 2014-1A, Cl. D, 3.98%, 1/15/21[1]	1,785,000	1,805,836
Series 2014-3A, Cl. D, 4.47%, 11/15/21[1]	900,000	911,708
Series 2015-1A, Cl. C, 2.87%, 11/16/20[1]	920,000	924,235
Element Rail Leasing I LLC, Series 2014-1A, Cl. A1, 2.299%, 4/19/44[1]	1,229,675	1,222,855
Exeter Automobile Receivables Trust:
Series 2012-2A, Cl. C, 3.06%, 7/16/18[1]	210,000	210,739
Series 2013-2A, Cl. C, 4.35%, 1/15/19[1]	1,640,000	1,672,514
Series 2014-1A, Cl. B, 2.42%, 1/15/19[1]	1,145,000	1,151,860
Series 2014-1A, Cl. C, 3.57%, 7/15/19[1]	2,655,000	2,684,360
Series 2014-2A, Cl. A, 1.06%, 8/15/18[1]	238,208	237,888
Series 2014-2A, Cl. C, 3.26%, 12/16/19[1]	540,000	537,652
First Investors Auto Owner Trust:
Series 2012-1A, Cl. D, 5.65%, 4/15/18[1]	960,000	977,767
Series 2013-3A, Cl. C, 2.91%, 1/15/20[1]	840,000	849,684
Series 2013-3A, Cl. D, 3.67%, 5/15/20[1]	620,000	626,386
Series 2014-3A, Cl. D, 3.85%, 2/15/22[1]	645,000	649,412
Flagship Credit Auto Trust, Series 2014-2, Cl. A, 1.43%, 12/16/19[1]	1,048,222	1,047,541
GM Financial Automobile Leasing Trust, Series 2015-1, Cl. D, 3.01%, 3/20/20	1,245,000	1,241,746
GO Financial Auto Securitization Trust, Series 2015-1, Cl. A, 1.81%, 3/15/18[1]	956,439	955,881
ICE EM CLO:
Series 2007-1A, Cl. B, 2.082%, 8/15/22[1,3]	21,000,000	19,817,700
Series 2007-1A, Cl. C, 3.382%, 8/15/22[1,3]	17,780,000	16,704,310
Series 2007-1A, Cl. D, 5.382%, 8/15/22[1,3]	16,050,391	15,151,569
Navistar Financial Dealer Note Master Owner Trust II, Series 2014-1, Cl. D, 2.487%, 10/25/19[1,3]	545,000	545,212
Santander Drive Auto Receivables Trust:
Series 2012-4, Cl. D, 3.50%, 6/15/18	3,030,000	3,112,911
Series 2012-5, Cl. D, 3.30%, 9/17/18	1,830,000	1,869,861
Series 2012-AA, Cl. D, 2.46%, 12/17/18[1]	2,990,000	3,031,926
Series 2013-1, Cl. C, 1.76%, 1/15/19	1,888,000	1,893,861
Series 2013-1, Cl. D, 2.27%, 1/15/19	3,255,000	3,245,118
Series 2013-2, Cl. D, 2.57%, 3/15/19	3,740,000	3,793,645
Series 2013-3, Cl. D, 2.42%, 4/15/19	720,000	728,314
Series 2013-4, Cl. D, 3.92%, 1/15/20	3,665,000	3,797,789
Series 2013-4, Cl. E, 4.67%, 1/15/20[1]	1,580,000	1,646,945
Series 2013-5, Cl. D, 2.73%, 10/15/19	3,220,000	3,248,336
Series 2013-A, Cl. C, 3.12%, 10/15/19[1]	1,300,000	1,327,463
Series 2013-A, Cl. D, 3.78%, 10/15/19[1]	970,000	1,009,147
Series 2013-A, Cl. E, 4.71%, 1/15/21[1]	1,220,000	1,292,225
Series 2014-2, Cl. D, 2.76%, 2/18/20	1,875,000	1,889,003
Series 2014-3, Cl. D, 2.65%, 8/17/20	1,865,000	1,853,270
Series 2014-4, Cl. D, 3.10%, 11/16/20	2,840,000	2,861,791
Series 2015-1, Cl. D, 3.24%, 4/15/21	1,335,000	1,342,931
Series 2015-2, Cl. D, 3.02%, 4/15/21	1,420,000	1,413,669
Series 2015-3, Cl. D, 3.49%, 5/17/21	1,760,000	1,767,064
SNAAC Auto Receivables Trust:
Series 2012-1A, Cl. C, 4.38%, 6/15/17[1]	22,178	22,210
Series 2013-1A, Cl. C, 3.07%, 8/15/18[1]	790,000	799,174

2  OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
SNAAC Auto Receivables Trust: (Continued)
Series 2014-1A, Cl. D, 2.88%, 1/15/20[1]	$2,735,000	$2,749,750
TAL Advantage V LLC, Series 2014-2A, Cl. A1, 1.70%, 5/20/39[1]	459,415	456,633
TCF Auto Receivables Owner Trust, Series 2015-1A, Cl. D, 3.53%, 3/15/22[1]	850,000	852,077
Trip Rail Master Funding LLC, Series 2014-1A, Cl. A1, 2.863%, 4/15/44[1]	428,199	427,446
United Auto Credit Securitization Trust:
Series 2013-1, Cl. C, 2.22%, 12/15/17[1]	39,398	39,426
Series 2014-1, Cl. D, 2.38%, 10/15/18[1]	780,000	775,338
Series 2015-1, Cl. D, 2.92%, 6/17/19[1]	1,150,000	1,152,945
Westlake Automobile Receivables Trust:
Series 2014-1A, Cl. D, 2.20%, 2/15/21[1]	740,000	734,643
Series 2014-2A, Cl. D, 2.86%, 7/15/21[1]	740,000	738,226
Series 2015-2A, Cl. C, 2.45%, 1/15/21[1]	1,110,000	1,109,889

Total Asset-Backed Securities (Cost $179,713,849)		178,460,851

Mortgage-Backed Obligations—11.2%
Government Agency—5.3%
FHLMC/FNMA/FHLB/Sponsored—5.2%
Federal Home Loan Mortgage Corp. Gold Pool:
5.00%, 12/1/34	805,506	899,536
5.50%, 9/1/39	2,313,937	2,593,247
6.00%, 1/1/19-7/1/24	1,563,762	1,705,916
6.50%, 4/1/18-6/1/35	1,033,552	1,184,105
7.00%, 8/1/21-3/1/35	1,443,274	1,667,547
7.50%, 1/1/32-2/1/32	2,004,004	2,383,879
8.50%, 8/1/31	95,808	112,832
10.00%, 5/1/20	49,357	54,670
Federal Home Loan Mortgage Corp. Non Gold Pool:
10.00%, 4/1/20	16,408	16,927
10.50%, 5/1/20	35,661	39,801
Federal Home Loan Mortgage Corp., Interest-Only Stripped Mtg.-Backed Security:
Series 183, Cl. IO, 8.272%, 4/1/27[4]	196,249	47,875
Series 192, Cl. IO, 3.78%, 2/1/28[4]	86,662	14,624
Series 205, Cl. IO, 9.304%, 9/1/29[4]	524,110	127,833
Series 206, Cl. IO, 0.00%, 12/1/29[4,5]	211,960	60,284
Series 207, Cl. IO, 0.00%, 4/1/30[4,5]	201,653	32,726
Series 214, Cl. IO, 0.00%, 6/1/31[4,5]	145,832	19,378
Series 243, Cl. 6, 0.00%, 12/15/32[4,5]	460,770	87,172
Federal Home Loan Mortgage Corp., Multifamily Structured Pass Through Certificates:
Series K042, Cl. A1, 2.267%, 6/25/24	2,849,378	2,861,910
Series K717, Cl. A1, 2.342%, 2/25/21	2,894,733	2,964,703
Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Series 1360, Cl. PZ, 7.50%, 9/15/22	1,711,967	1,909,769
Series 151, Cl. F, 9.00%, 5/15/21	2,465	2,740
Series 1590, Cl. IA, 1.236%, 10/15/23[3]	1,273,049	1,307,787
Series 1674, Cl. Z, 6.75%, 2/15/24	57,366	63,687
Series 2034, Cl. Z, 6.50%, 2/15/28	12,689	14,555
Series 2042, Cl. N, 6.50%, 3/15/28	14,841	16,505
Series 2043, Cl. ZP, 6.50%, 4/15/28	1,314,782	1,467,678
Series 2053, Cl. Z, 6.50%, 4/15/28	10,910	12,515

3  OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
FHLMC/FNMA/FHLB/Sponsored (Continued)
Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates: (Continued)
Series 2116, Cl. ZA, 6.00%, 1/15/29	$687,911	$783,931
Series 2122, Cl. F, 0.636%, 2/15/29[3]	31,665	32,021
Series 2279, Cl. PK, 6.50%, 1/15/31	20,826	24,164
Series 2326, Cl. ZP, 6.50%, 6/15/31	172,163	192,260
Series 2344, Cl. FP, 1.136%, 8/15/31[3]	431,754	444,652
Series 2368, Cl. PR, 6.50%, 10/15/31	24,275	27,131
Series 2368, Cl. TG, 6.00%, 10/15/16	25,299	25,668
Series 2401, Cl. FA, 0.836%, 7/15/29[3]	58,016	59,059
Series 2412, Cl. GF, 1.136%, 2/15/32[3]	665,740	685,864
Series 2427, Cl. ZM, 6.50%, 3/15/32	812,645	936,806
Series 2451, Cl. FD, 1.186%, 3/15/32[3]	276,909	285,790
Series 2453, Cl. BD, 6.00%, 5/15/17	14,418	14,955
Series 2461, Cl. PZ, 6.50%, 6/15/32	106,091	122,608
Series 2464, Cl. FI, 1.186%, 2/15/32[3]	249,850	256,493
Series 2470, Cl. AF, 1.186%, 3/15/32[3]	446,768	461,134
Series 2470, Cl. LF, 1.186%, 2/15/32[3]	255,526	262,321
Series 2475, Cl. FB, 1.186%, 2/15/32[3]	349,959	359,264
Series 2517, Cl. GF, 1.186%, 2/15/32[3]	211,275	216,892
Series 2551, Cl. LF, 0.686%, 1/15/33[3]	34,050	34,362
Series 2564, Cl. MP, 5.00%, 2/15/18	46,501	48,482
Series 2585, Cl. HJ, 4.50%, 3/15/18	25,859	26,985
Series 2635, Cl. AG, 3.50%, 5/15/32	355,592	371,225
Series 2668, Cl. AZ, 4.00%, 9/15/18	132,545	137,405
Series 2676, Cl. KY, 5.00%, 9/15/23	728,936	787,979
Series 2707, Cl. QE, 4.50%, 11/15/18	265,558	277,814
Series 2770, Cl. TW, 4.50%, 3/15/19	64,663	67,635
Series 3010, Cl. WB, 4.50%, 7/15/20	12,172	12,817
Series 3025, Cl. SJ, 24.07%, 8/15/35[3]	552,378	872,687
Series 3465, Cl. HA, 4.00%, 7/15/17	9,787	9,805
Series 3741, Cl. PA, 2.15%, 2/15/35	976,145	992,602
Series 3815, Cl. BD, 3.00%, 10/15/20	41,493	42,507
Series 3840, Cl. CA, 2.00%, 9/15/18	28,163	28,536
Series 3848, Cl. WL, 4.00%, 4/15/40	1,264,627	1,302,827
Series 3857, Cl. GL, 3.00%, 5/15/40	27,272	27,927
Series 3917, Cl. BA, 4.00%, 6/15/38	670,457	698,404
Series 4221, Cl. HJ, 1.50%, 7/15/23	1,096,600	1,102,961
Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security:
Series 2035, Cl. PE, 0.00%, 3/15/28[4,5]	26,638	3,931
Series 2049, Cl. PL, 20.227%, 4/15/28[4]	156,661	23,284
Series 2074, Cl. S, 52.138%, 7/17/28[4]	134,784	29,542
Series 2079, Cl. S, 0.00%, 7/17/28[4,5]	242,290	55,323
Series 2177, Cl. SB, 99.999%, 8/15/29[4]	151,184	42,689
Series 2526, Cl. SE, 25.072%, 6/15/29[4]	279,541	65,675
Series 2682, Cl. TQ, 99.999%, 10/15/33[4]	1,040,004	247,412
Series 2795, Cl. SH, 8.996%, 3/15/24[4]	1,981,633	274,498
Series 2920, Cl. S, 99.999%, 1/15/35[4]	1,867,649	361,667
Series 2922, Cl. SE, 4.782%, 2/15/35[4]	122,629	23,358
Series 2981, Cl. AS, 0.206%, 5/15/35[4]	988,566	197,531
Series 2981, Cl. BS, 99.999%, 5/15/35[4]	2,031,366	452,682

4  OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
FHLMC/FNMA/FHLB/Sponsored (Continued)
Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest- Only Stripped Mtg.-Backed Security: (Continued)
Series 3004, Cl. SB, 99.999%, 7/15/35[4]	$2,953,512	$469,109
Series 3201, Cl. SG, 2.498%, 8/15/36[4]	824,034	153,159
Series 3397, Cl. GS, 13.121%, 12/15/37[4]	648,877	134,645
Series 3424, Cl. EI, 8.812%, 4/15/38[4]	296,656	42,734
Series 3450, Cl. BI, 6.934%, 5/15/38[4]	926,841	154,762
Series 3606, Cl. SN, 0.095%, 12/15/39[4]	495,197	90,184
Series 3659, Cl. IE, 0.00%, 3/15/19[4,5]	1,158,197	71,232
Series 3685, Cl. EI, 0.00%, 3/15/19[4,5]	798,313	40,786
Federal Home Loan Mortgage Corp., Structured Agency Credit Risk Debt Nts.:
Series 2014-DN4, Cl. M3, 4.737%, 10/25/24[3]	13,185,000	13,508,039
Series 2014-HQ2, Cl. M3, 3.937%, 9/25/24[3]	16,320,000	15,977,582
Series 2015-DN1, Cl. M3, 4.337%, 1/25/25[3]	4,505,000	4,583,635
Federal National Mortgage Assn.:
3.00%, 7/1/30[6]	9,180,000	9,497,714
3.50%, 7/1/41[6]	76,550,000	78,743,335
4.00%, 7/1/45[6]	68,690,000	72,686,633
4.50%, 7/1/30[6]	3,647,000	3,798,436
Federal National Mortgage Assn. Grantor Trust, Interest-Only Stripped Mtg.-Backed Security:
Series 2001-T10, Cl. IO, 0.00%, 12/25/41[4,5]	49,884,675	854,953
Series 2001-T3, Cl. IO, 26.142%, 11/25/40[4]	7,251,083	143,975
Federal National Mortgage Assn. Pool:
3.50%, 12/1/20-2/1/22	1,956,427	2,062,385
4.50%, 12/1/20	714,711	750,132
5.00%, 2/1/18-12/1/21	3,719,447	3,898,285
5.50%, 1/1/22-5/1/36	952,705	1,058,853
6.00%, 6/1/17-1/1/19	25,999	26,873
6.50%, 4/1/18-1/1/34	4,535,234	5,244,313
7.00%, 11/1/17-4/1/34	6,968,550	8,237,689
7.50%, 2/1/27-3/1/33	3,045,781	3,661,801
8.50%, 7/1/32	23,496	27,085
9.50%, 3/15/21	11,910	12,030
11.00%, 7/1/16-2/1/26	111,313	122,338
Federal National Mortgage Assn., Connecticut Avenue Securities:
Series 2014-C03, Cl. 2M2, 3.087%, 7/25/24[3]	9,390,000	8,700,403
Series 2015-C01, Cl. 1M2, 4.487%, 2/25/25[3]	7,500,000	7,509,791
Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Series 221, Cl. 2, 38.015%, 5/25/23[4]	220,478	32,836
Series 247, Cl. 2, 22.418%, 10/25/23[4]	105,797	24,577
Series 252, Cl. 2, 26.32%, 11/25/23[4]	27,478	4,110
Series 254, Cl. 2, 10.721%, 1/25/24[4]	77,392	10,738
Series 301, Cl. 2, 0.00%, 4/25/29[4,5]	259,111	58,153
Series 303, Cl. IO, 32.74%, 11/25/29[4]	238,420	64,094
Series 313, Cl. 2, 5.993%, 6/25/31[4]	2,019,155	292,231
Series 319, Cl. 2, 1.115%, 2/25/32[4]	673,206	157,516
Series 321, Cl. 2, 1.417%, 4/25/32[4]	1,192,815	280,188
Series 324, Cl. 2, 0.00%, 7/25/32[4,5]	519,079	112,148
Series 328, Cl. 2, 0.00%, 12/25/32[4,5]	457,281	56,679
Series 331, Cl. 5, 2.464%, 2/25/33[4]	1,052,781	243,151
Series 332, Cl. 2, 0.00%, 3/25/33[4,5]	1,992,186	462,506
Series 334, Cl. 10, 4.373%, 2/25/33[4]	867,316	194,726

5  OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
FHLMC/FNMA/FHLB/Sponsored (Continued)
Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security: (Continued)
Series 334, Cl. 12, 0.00%, 3/25/33[4,5]	$1,228,810	$283,645
Series 339, Cl. 7, 0.00%, 11/25/33[4,5]	2,566,839	491,035
Series 345, Cl. 9, 0.00%, 1/25/34[4,5]	708,475	139,736
Series 351, Cl. 10, 0.00%, 4/25/34[4,5]	324,569	66,642
Series 351, Cl. 8, 0.00%, 4/25/34[4,5]	567,923	116,778
Series 356, Cl. 10, 0.00%, 6/25/35[4,5]	418,982	92,109
Series 356, Cl. 12, 0.00%, 2/25/35[4,5]	200,964	44,333
Series 362, Cl. 13, 0.00%, 8/25/35[4,5]	28,840	6,283
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Series 1996-35, Cl. Z, 7.00%, 7/25/26	72,855	82,043
Series 1997-45, Cl. CD, 8.00%, 7/18/27	643,364	742,297
Series 1998-58, Cl. PC, 6.50%, 10/25/28	381,273	429,117
Series 1999-14, Cl. MB, 6.50%, 4/25/29	21,139	24,316
Series 1999-54, Cl. LH, 6.50%, 11/25/29	717,315	818,288
Series 2001-19, Cl. Z, 6.00%, 5/25/31	291,130	331,499
Series 2001-44, Cl. QC, 6.00%, 9/25/16	19,841	20,298
Series 2001-65, Cl. F, 0.787%, 11/25/31[3]	490,261	498,770
Series 2001-80, Cl. ZB, 6.00%, 1/25/32	647,793	740,455
Series 2002-12, Cl. PG, 6.00%, 3/25/17	152,090	156,812
Series 2002-19, Cl. PE, 6.00%, 4/25/17	57,509	58,835
Series 2002-21, Cl. PE, 6.50%, 4/25/32	680,530	785,605
Series 2002-29, Cl. F, 1.187%, 4/25/32[3]	267,220	274,406
Series 2002-64, Cl. FJ, 1.187%, 4/25/32[3]	82,132	84,341
Series 2002-68, Cl. FH, 0.685%, 10/18/32[3]	172,661	174,981
Series 2002-81, Cl. FM, 0.687%, 12/25/32[3]	335,993	340,260
Series 2002-84, Cl. FB, 1.187%, 12/25/32[3]	55,808	57,319
Series 2002-9, Cl. PC, 6.00%, 3/25/17	161,970	167,032
Series 2003-100, Cl. PA, 5.00%, 10/25/18	761,873	799,226
Series 2003-11, Cl. FA, 1.187%, 9/25/32[3]	76,157	78,219
Series 2003-112, Cl. AN, 4.00%, 11/25/18	263,985	272,955
Series 2003-116, Cl. FA, 0.587%, 11/25/33[3]	176,736	177,898
Series 2003-84, Cl. GE, 4.50%, 9/25/18	53,259	55,490
Series 2004-101, Cl. BG, 5.00%, 1/25/20	541,475	555,287
Series 2004-25, Cl. PC, 5.50%, 1/25/34	144,230	152,068
Series 2005-31, Cl. PB, 5.50%, 4/25/35	2,865,000	3,347,222
Series 2005-71, Cl. DB, 4.50%, 8/25/25	1,517,782	1,624,153
Series 2006-11, Cl. PS, 23.881%, 3/25/36[3]	569,630	911,521
Series 2006-46, Cl. SW, 23.514%, 6/25/36[3]	790,330	1,064,111
Series 2008-75, Cl. DB, 4.50%, 9/25/23	556,080	578,629
Series 2009-113, Cl. DB, 3.00%, 12/25/20	1,094,011	1,121,824
Series 2009-36, Cl. FA, 1.127%, 6/25/37[3]	630,571	647,780
Series 2009-70, Cl. TL, 4.00%, 8/25/19	1,061,816	1,094,495
Series 2010-43, Cl. KG, 3.00%, 1/25/21	268,438	276,276
Series 2011-122, Cl. EC, 1.50%, 1/25/20	856,236	862,026
Series 2011-15, Cl. DA, 4.00%, 3/25/41	679,525	710,909
Series 2011-3, Cl. EL, 3.00%, 5/25/20	1,825,177	1,871,205
Series 2011-3, Cl. KA, 5.00%, 4/25/40	1,448,455	1,588,949
Series 2011-38, Cl. AH, 2.75%, 5/25/20	30,388	31,063
Series 2011-6, Cl. BA, 2.75%, 6/25/20	717,284	735,307
Series 2011-69, Cl. EA, 3.00%, 11/25/29	634,476	644,320
Series 2011-82, Cl. AD, 4.00%, 8/25/26	601,453	623,572

6  OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
FHLMC/FNMA/FHLB/Sponsored (Continued)
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates: (Continued)
Series 2011-88, Cl. AB, 2.50%, 9/25/26	$443,788	$453,004
Series 2012-20, Cl. FD, 0.587%, 3/25/42[3]	2,505,536	2,517,109
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only
Stripped Mtg.-Backed Security:
Series 2001-61, Cl. SH, 21.419%, 11/18/31[4]	556,477	134,897
Series 2001-63, Cl. SD, 13.778%, 12/18/31[4]	17,429	3,958
Series 2001-68, Cl. SC, 5.986%, 11/25/31[4]	11,095	2,692
Series 2001-81, Cl. S, 18.665%, 1/25/32[4]	154,349	36,114
Series 2002-28, Cl. SA, 28.563%, 4/25/32[4]	133,592	29,397
Series 2002-38, Cl. SO, 40.757%, 4/25/32[4]	148,214	30,066
Series 2002-39, Cl. SD, 32.704%, 3/18/32[4]	230,599	60,001
Series 2002-48, Cl. S, 24.202%, 7/25/32[4]	207,727	50,652
Series 2002-52, Cl. SL, 25.858%, 9/25/32[4]	127,356	31,345
Series 2002-53, Cl. SK, 31.892%, 4/25/32[4]	143,745	35,322
Series 2002-56, Cl. SN, 25.743%, 7/25/32[4]	284,887	69,453
Series 2002-65, Cl. SC, 55.647%, 6/25/26[4]	513,265	114,304
Series 2002-77, Cl. IS, 36.369%, 12/18/32[4]	252,512	66,820
Series 2002-77, Cl. SH, 28.936%, 12/18/32[4]	226,537	53,635
Series 2002-89, Cl. S, 99.999%, 1/25/33[4]	1,522,021	420,787
Series 2002-9, Cl. MS, 20.875%, 3/25/32[4]	222,101	51,651
Series 2003-13, Cl. IO, 8.195%, 3/25/33[4]	1,130,480	213,342
Series 2003-26, Cl. DI, 8.798%, 4/25/33[4]	743,912	188,185
Series 2003-26, Cl. IK, 11.565%, 4/25/33[4]	130,369	19,511
Series 2003-33, Cl. SP, 0.00%, 5/25/33[4,7]	673,616	145,345
Series 2003-4, Cl. S, 25.415%, 2/25/33[4]	329,650	84,241
Series 2003-46, Cl. IH, 0.00%, 6/25/23[4,5]	114,656	15,018
Series 2004-56, Cl. SE, 9.484%, 10/25/33[4]	737,576	147,106
Series 2005-12, Cl. SC, 8.317%, 3/25/35[4]	58,190	12,769
Series 2005-14, Cl. SE, 29.282%, 3/25/35[4]	440,782	73,068
Series 2005-40, Cl. SA, 0.00%, 5/25/35[4,7]	2,582,511	485,657
Series 2005-40, Cl. SB, 99.999%, 5/25/35[4]	1,171,727	210,114
Series 2005-52, Cl. JH, 3.444%, 5/25/35[4]	1,363,845	256,853
Series 2006-90, Cl. SX, 99.999%, 9/25/36[4]	2,507,868	470,371
Series 2007-88, Cl. XI, 26.988%, 6/25/37[4]	4,796,838	844,853
Series 2008-55, Cl. SA, 0.00%, 7/25/38[4,5]	311,182	39,288
Series 2009-8, Cl. BS, 0.00%, 2/25/24[4,5]	448,878	25,675
Series 2010-95, Cl. DI, 0.00%, 11/25/20[4,5]	1,533,975	96,819
Series 2012-134, Cl. SA, 12.555%, 12/25/42[4]	1,672,713	423,922
Series 2012-40, Cl. PI, 0.00%, 4/25/41[4,5]	4,909,339	889,999
Federal National Mortgage Assn., Stripped Mtg.-Backed Security, Series 302, Cl. 2, 6%, 5/1/29	2,586	450
Vendee Mortgage Trust, Interest-Only Stripped Mtg.-Backed Security:
Series 1992-2, Cl. IO, 0.00%, 9/15/22[4,5]	4,478,191	42,128
Series 1995-2B, Cl. 2IO, 12.076%, 6/15/25[4]	382,127	9,343
Series 1995-3, Cl. 1IO, 0.00%, 9/15/25[4,5]	12,343,455	63,607

		315,508,921

GNMA/Guaranteed—0.1%
Government National Mortgage Assn. I Pool:
7.00%, 1/15/28-8/15/28	596,509	652,867
8.00%, 1/15/28-9/15/28	352,457	381,113

7  OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
GNMA/Guaranteed (Continued)
Government National Mortgage Assn. I Pool: (Continued)
12.50%, 11/15/15	$598	$600
Government National Mortgage Assn. II Pool:
1.625%, 7/20/27[3]	3,683	3,834
7.00%, 1/20/30	97,516	116,933
11.00%, 10/20/19	1,470	1,479
12.00%, 9/20/15	171	171
Government National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Series 2007-17, Cl. AI, 18.682%, 4/16/37[4]	1,583,258	305,262
Series 2011-52, Cl. HS, 9.352%, 4/16/41[4]	2,868,593	554,401
Government National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Series 1999-32, Cl. ZB, 8.00%, 9/16/29	2,922,099	3,456,805
Series 2000-12, Cl. ZA, 8.00%, 2/16/30	1,416,287	1,649,037
Series 2000-7, Cl. Z, 8.00%, 1/16/30	1,207,628	1,395,646

		8,518,148

Non-Agency—5.9%
Commercial—5.1%
Banc of America Commercial Mortgage Trust, Series 2006-5, Cl. AM, 5.448%, 9/10/47	255,000	265,299
Banc of America Funding Trust, Series 2006-G, Cl. 2A4, 0.477%, 7/20/36[3]	2,801,875	2,626,489
BCAP LLC Trust:
Series 2011-R11, Cl. 18A5, 2.23%, 9/26/35[1,3]	403,220	410,058
Series 2012-RR2, Cl. 6A3, 2.687%, 9/26/35[1,3]	1,348,219	1,349,516
Series 2012-RR6, Cl. RR6, 2.404%, 11/26/36[1]	528,396	528,564
Series 2013-RR2, Cl. 5A2, 2.66%, 3/26/36[1,3]	11,383,449	9,718,392
Bear Stearns ARM Trust, Series 2005-2, Cl. A1, 2.68%, 3/25/35[3]	709,604	717,509
Capital Lease Funding Securitization LP, Interest-Only Commercial Mtg. Pass- Through Certificates, Series 1997-CTL1, Cl. IO, 0.00%, 6/22/24[1,4,5]	471,966	19,524
CHL Mortgage Pass-Through Trust, Series 2005-17, Cl. 1A8, 5.50%, 9/25/35	3,473,013	3,424,599
Citigroup Commercial Mortgage Trust:
Series 2008-C7, Cl. AM, 6.349%, 12/10/49[3]	1,557,400	1,686,544
Series 2013-GC11, Cl. D, 4.604%, 4/10/46[1,3]	865,000	815,660
Citigroup Mortgage Loan Trust, Inc.:
Series 2009-8, Cl. 7A2, 2.621%, 3/25/36[1,3]	30,000,000	28,915,468
Series 2012-8, Cl. 1A1, 2.708%, 10/25/35[1,3]	2,423,611	2,443,477
Series 2014-8, Cl. 1A2, 0.477%, 7/20/36[2,3]	1,635,000	1,320,262
COMM Mortgage Trust:
Series 2012-CR4, Cl. D, 4.727%, 10/15/45[1,3]	250,000	243,804
Series 2012-CR5, Cl. E, 4.48%, 12/10/45[1,3]	1,880,000	1,794,806
Series 2013-CR6, Cl. D, 4.313%, 3/10/46[1,3]	5,435,000	4,998,224
Series 2013-CR7, Cl. D, 4.494%, 3/10/46[1,3]	8,505,000	7,834,300
Series 2013-CR9, Cl. D, 4.40%, 7/10/45[1,3]	7,315,000	6,781,762
Series 2013-LC13, Cl. D, 5.215%, 8/10/46[1,3]	11,354,000	11,117,933
Series 2014-UBS3, Cl. D, 4.975%, 6/10/47[1,3]	20,455,000	18,898,313
COMM Mortgage Trust, Interest-Only Stripped Mtg.-Backed Security, Series 2012-CR5, Cl. XA, 0.00%, 12/10/45[4,5]	9,593,731	835,245
Credit Suisse First Boston Mortgage Securities Corp., Series 2005-C6, Cl. AJ, 5.23%, 12/15/40[3]	2,150,000	2,167,787
CSMC, Series 2009-13R, Cl. 4A1, 2.625%, 9/26/36[1,3]	61,692	62,093
DBUBS Mortgage Trust, Series 2011-LC1A, Cl. E, 5.735%, 11/10/46[1,3]	360,000	384,973

8  OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Commercial (Continued)
Deutsche Mortgage Securities, Inc., Series 2013-RS1, Cl. 1A2, 0.407%, 7/22/36[1,3]	$920,000	$795,561
FREMF Mortgage Trust:
Series 2012-K501, Cl. C, 3.549%, 11/25/46[1,3]	125,000	127,510
Series 2013-K25, Cl. C, 3.743%, 11/25/45[1,3]	1,975,000	1,934,521
Series 2013-K26, Cl. C, 3.723%, 12/25/45[1,3]	335,000	330,038
Series 2013-K27, Cl. C, 3.616%, 1/25/46[1,3]	520,000	505,113
Series 2013-K28, Cl. C, 3.614%, 6/25/46[1,3]	5,590,000	5,420,341
Series 2013-K502, Cl. C, 3.302%, 3/25/45[1,3]	630,000	640,742
Series 2013-K712, Cl. C, 3.484%, 5/25/45[1,3]	660,000	661,719
Series 2013-K713, Cl. C, 3.274%, 4/25/46[1,3]	420,000	414,125
Series 2014-K715, Cl. C, 4.264%, 2/25/46[1,3]	25,000	25,425
Series 2015-K44, Cl. B, 3.811%, 1/25/48[1,3]	1,635,000	1,600,139
GS Mortgage Securities Trust, Series 2014-GC22, Cl. D, 4.801%, 6/10/47[1,3]	4,577,000	4,155,712
GSR Mortgage Loan Trust, Series 2005-AR4, Cl. 6A1, 2.937%, 7/25/35[3]	652,342	645,196
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2012-LC9, Cl. E, 4.569%, 12/15/47[1,3]	1,500,000	1,461,832
JP Morgan Chase Commercial Mortgage Securities Trust:
Series 2006-LDP8, Cl. AJ, 5.48%, 5/15/45[3]	1,310,000	1,355,840
Series 2013-C10, Cl. D, 4.295%, 12/15/47[3]	8,197,000	7,653,203
JP Morgan Mortgage Trust, Series 2007-A1, Cl. 5A1, 2.555%, 7/25/35[3]	400,145	401,350
JP Morgan Resecuritization Trust:
Series 2009-11, Cl. 5A1, 2.625%, 9/26/36[1,3]	234,248	234,690
Series 2009-5, Cl. 1A2, 2.721%, 7/26/36[1,3]	19,233,342	16,828,655
JPMBB Commercial Mortgage Securities Trust:
Series 2013-C14, Cl. D, 4.714%, 8/15/46[1,3]	8,445,000	8,092,029
Series 2013-C15, Cl. D, 5.251%, 11/15/45[1,3]	3,755,000	3,708,134
Series 2014-C21, Cl. D, 4.816%, 8/15/47[1,3]	14,850,000	13,621,779
Series 2014-C25, Cl. AS, 4.065%, 11/15/47	3,635,000	3,786,678
Series 2014-C26, Cl. AS, 3.80%, 1/15/48	3,700,000	3,759,555
Lehman Structured Securities Corp., Series 2002-GE1, Cl. A, 2.514%, 7/26/24[1,3]	102,841	87,103
Morgan Stanley Bank of America Merrill Lynch Trust:
Series 2012-C6, Cl. E, 4.816%, 11/15/45[1,3]	2,240,000	2,212,338
Series 2013-C12, Cl. D, 4.926%, 10/15/46[1,3]	7,630,000	7,362,954
Series 2013-C13, Cl. D, 5.058%, 11/15/46[1,3]	430,000	417,628
Series 2013-C7, Cl. D, 4.437%, 2/15/46[1,3]	1,720,000	1,621,396
Series 2013-C8, Cl. D, 4.309%, 12/15/48[1,3]	655,000	610,162
Series 2014-C14, Cl. B, 4.804%, 2/15/47[3]	680,000	731,754
Series 2014-C14, Cl. D, 4.994%, 2/15/47[1,3]	9,810,000	9,320,839
Morgan Stanley Capital I Trust, Series 2007-IQ13, Cl. AM, 5.406%, 3/15/44	4,207,000	4,442,950
Morgan Stanley Re-Remic Trust:
Series 2012-R3, Cl. 1A, 1.969%, 11/26/36[1,3]	2,374,732	2,329,725
Series 2012-R3, Cl. 1B, 1.969%, 11/26/36[1,3]	12,696,970	9,662,221
Morgan Stanley Resecuritization Trust, Series 2013-R9, Cl. 3A, 2.379%, 6/26/46[1,3]	387,725	391,138
RALI Trust, Series 2005-QA4, Cl. A32, 3.083%, 4/25/35[3]	116,913	16,873
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-10, Cl. 2A, 2.447%, 8/25/34[3]	16,596,504	16,492,345

9  OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Commercial (Continued)
UBS-Barclays Commercial Mortgage Trust:
Series 2012-C2, Cl. E, 4.889%, 5/10/63[1,3]	$11,597,194	$11,585,116
Series 2013-C5, Cl. D, 4.227%, 3/10/46[1,3]	13,830,000	12,876,415
Wachovia Bank Commercial Mortgage Trust, Series 2007-C33, Cl. AM, 6.15%, 2/15/51[3]	3,750,000	4,024,131
Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2007- OA3, Cl. 5A, 1.937%, 4/25/47[3]	1,370,984	1,050,689
Wells Fargo Mortgage-Backed Securities Trust:
Series 2005-AR1, Cl. 1A1, 2.617%, 2/25/35[3]	5,390,442	5,432,860
Series 2005-AR10, Cl. 1A1, 2.658%, 6/25/35[3]	2,867,217	2,937,461
Series 2005-AR15, Cl. 1A6, 2.613%, 9/25/35[3]	12,006,360	11,455,148
Series 2006-AR7, Cl. 2A4, 2.732%, 5/25/36[3]	4,793,216	4,585,905
WF-RBS Commercial Mortgage Trust:
Series 2012-C10, Cl. D, 4.606%, 12/15/45[1,3]	385,000	371,090
Series 2012-C7, Cl. E, 4.999%, 6/15/45[1,3]	660,000	662,242
Series 2012-C8, Cl. E, 5.038%, 8/15/45[1,3]	2,025,000	2,045,226
Series 2013-C11, Cl. D, 4.32%, 3/15/45[1,3]	1,309,000	1,235,365
Series 2013-C15, Cl. D, 4.631%, 8/15/46[1,3]	12,358,996	11,722,681
WF-RBS Commercial Mortgage Trust, Interest-Only Commercial Mtg. Pass- Through Certificates, Series 2011-C3, Cl. XA, 0.00%, 3/15/44[1,4,5]	23,188,243	1,109,557

		314,313,800

Multi-Family—0.2%
Wells Fargo Mortgage-Backed Securities Trust:
Series 2005-AR15, Cl. 1A2, 2.613%, 9/25/35[3]	1,188,145	1,161,464
Series 2006-AR2, Cl. 2A3, 2.621%, 3/25/36[3]	7,512,932	7,436,476

		8,597,940

Residential—0.6%
Bear Stearns ARM Trust, Series 2006-1, Cl. A1, 2.36%, 2/25/36[3]	31,614	31,444
Chase Funding Trust, Series 2003-2, Cl. 2A2, 0.745%, 2/25/33[3]	15,989	14,638
CHL Mortgage Pass-Through Trust, Series 2005-J4, Cl. A7, 5.50%, 11/25/35	3,039,635	3,187,501
Citigroup Mortgage Loan Trust, Inc.:
Series 2005-2, Cl. 1A3, 2.722%, 5/25/35[3]	4,033,858	4,029,562
Series 2005-3, Cl. 2A4, 2.517%, 8/25/35[3]	6,998,412	5,967,518
CWHEQ Revolving Home Equity Loan Trust:
Series 2005-G, Cl. 2A, 0.416%, 12/15/35[3]	201,377	174,832
Series 2006-H, Cl. 2A1A, 0.336%, 11/15/36[3]	98,187	73,142
GSR Mortgage Loan Trust, Series 2005-AR6, Cl. 1A4, 2.703%, 9/25/35[3]	8,167,517	8,258,037
Home Equity Mortgage Trust, Series 2005-1, Cl. M6, 5.863%, 6/25/35[3]	1,662,026	1,691,345
HomeBanc Mortgage Trust, Series 2005-3, Cl. A2, 0.497%, 7/25/35[3]	38,285	35,593
MASTR Asset Backed Securities Trust, Series 2006-WMC3, Cl. A3, 0.287%, 8/25/36[3]	4,360,867	2,191,229
Merrill Lynch Mortgage Investors Trust, Series 2005-A1, Cl. 2A1, 2.555%, 12/25/34[3]	142,864	141,563
NC Finance Trust, Series 1999-I, Cl. D, 8.75%, 1/25/29[2,8]	4,912,783	1,326,451
RALI Trust:
Series 2003-QS1, Cl. A2, 5.75%, 1/25/33	2,162	2,173
Series 2006-QS13, Cl. 1A8, 6.00%, 9/25/36	102,382	83,186
Residential Asset Securitization Trust, Series 2005-A6CB, Cl. A7, 6%, 6/25/35	7,816,205	7,419,369

10  OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value
Residential (Continued)
WaMu Mortgage Pass-Through Certificates Trust, Series 2003-AR10, Cl. A7, 2.418%, 10/25/33[3]		$216,754	$221,673
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR14, Cl. 1A2, 5.808%, 10/25/36[3]		4,169,502	4,073,228

			38,922,484

Total Mortgage-Backed Obligations (Cost $664,262,750)			685,861,293

U.S. Government Obligations—2.1%
Federal National Mortgage Assn. Nts., 1%, 9/27/17		2,260,000	2,268,961
United States Treasury Bonds, Strips, 0.905%, 8/15/16[9]		11,000,000	10,952,040
United States Treasury Nts.:
0.625%, 4/30/18[10]		9,750,000	9,656,312
1.375%, 9/30/18[10,11,17]		75,256,000	75,832,160
2.00%, 9/30/20[10,17]		29,428,000	29,844,141
2.50%, 8/15/23		2,703,000	2,758,328

Total U.S. Government Obligations (Cost $130,142,534)			131,311,942

Foreign Government Obligations—11.6%
Angola—0.0%
Republic of Angola Via Northern Lights III BV Sr. Unsec. Nts., 7%, 8/16/19		2,235,000	2,254,905

Argentina—0.0%
Provincia de Buenos Aires Sr. Unsec. Nts., 9.95%, 6/9/21[1]		2,455,000	2,405,900

Brazil—2.6%
Brazil Minas SPE via State of Minas Gerais Sec. Bonds, 5.333%, 2/15/28[1]		3,030,000	2,878,500
Federative Republic of Brazil Nota Do Tesouro Nacional Sr. Unsec. Nts.:
4.875%, 1/22/21		3,485,000	3,650,537
9.762%, 1/1/17	BRL	255,315,000	77,905,214
Federative Republic of Brazil Nota Do Tesouro Nacional Unsec. Nts.:
9.762%, 1/1/18	BRL	54,775,000	16,461,767
10.00%, 1/1/25	BRL	88,765,000	24,649,874
Federative Republic of Brazil Unsec. Bonds, 12.959%, 10/1/15[9]	BRL	107,000,000	33,255,659

			158,801,551

Cayman Islands—0.1%
Lima Metro Line 2 Finance Ltd. Sr. Sec. Nts., 5.875%, 7/5/34[1]		2,575,000	2,636,156

China—0.1%
Export-Import Bank of China (The) Sr. Unsec. Nts., 3.625%, 7/31/24[1]		6,745,000	6,840,469

Colombia—0.6%
Republic of Colombia Sr. Unsec. Nts.:
4.00%, 2/26/24		1,030,000	1,027,425
4.375%, 7/12/21		6,820,000	7,150,770
5.00%, 6/15/45		3,820,000	3,552,600
5.625%, 2/26/44		1,395,000	1,419,412

11  OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value
Colombia (Continued)
Republic of Colombia Sr. Unsec. Nts.: (Continued)
7.375%, 9/18/37		$1,340,000	$1,661,600
8.125%, 5/21/24		3,140,000	4,039,610
Series B, 10.00%, 7/24/24	COP	34,830,000,000	15,811,034

			34,662,451

Croatia—0.2%
Republic of Croatia Sr. Unsec. Nts.:
5.50%, 4/4/23[1]		8,765,000	9,055,384
6.375%, 3/24/21[1]		1,430,000	1,549,763
6.75%, 11/5/19[1]		865,000	956,361

			11,561,508

Dominican Republic—0.3%
Banco de Reservas de la Republica Dominicana Sub. Nts., 7%, 2/1/23[1]		4,065,000	4,093,841
Dominican Republic Sr. Unsec. Bonds:
5.50%, 1/27/25[1]		5,180,000	5,218,850
5.875%, 4/18/24[1]		1,240,000	1,292,700
6.60%, 1/28/24[1]		3,490,000	3,777,925
6.85%, 1/27/45[1]		6,125,000	6,278,125

			20,661,441

Ecuador—0.0%
Republic of Ecuador International Bonds, 10.50%, 3/24/20[1]		2,140,000	2,156,050

Egypt—0.1%
Arab Republic of Egypt Bonds:
5.875%, 6/11/25[1]		5,400,000	5,286,600
6.875%, 4/30/40[1]		855,000	840,037

			6,126,637

Hungary—0.5%
Hungary Unsec. Bonds:
Series 20/A, 7.50%, 11/12/20	HUF	4,842,000,000	20,899,328
Series 23/A, 6.00%, 11/24/23	HUF	1,538,000,000	6,293,837

			27,193,165

India—1.6%
Indian Railway Finance Corp. Ltd. Sr. Unsec. Nts., 3.417%, 10/10/17		3,815,000	3,907,468
Republic of India Bonds:
8.27%, 6/9/20	INR	2,592,000,000	41,444,729
8.40%, 7/28/24	INR	3,139,000,000	50,563,631

			95,915,828

Indonesia—1.1%
Perusahaan Penerbit SBSN Indonesia III Sr. Unsec. Nts., 4%, 11/21/18[1]		2,800,000	2,926,000
Perusahaan Penerbit SBSN Indonesia III Unsec. Nts.:
4.35%, 9/10/24[1]		1,830,000	1,807,125
6.125%, 3/15/19[1]		6,355,000	7,125,544
Republic of Indonesia International Bonds, 5.125%, 1/15/45[1]		1,255,000	1,200,094

12  OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value
Indonesia (Continued)
Republic of Indonesia Sr. Unsec. Bonds:
3.375%, 4/15/23[1]		$3,130,000	$2,957,850
4.625%, 4/15/43[1]		1,625,000	1,466,562
4.875%, 5/5/21[1]		7,805,000	8,302,959
5.375%, 10/17/23[1]		2,655,000	2,864,081
5.875%, 1/15/24[1]		3,715,000	4,114,363
6.75%, 1/15/44[1]		1,070,000	1,243,875
11.625%, 3/4/19[1]		1,690,000	2,218,125
Republic of Indonesia Treasury Bonds:
Series FR70, 8.375%, 3/15/24	IDR	317,050,000,000	23,873,930
Series FR71, 9.00%, 3/15/29	IDR	123,840,000,000	9,822,860

			69,923,368

Ivory Coast—0.2%
Republic of Cote d’Ivoire Sr. Unsec. Bonds, 5.75%, 12/31/32[3]		12,175,000	11,546,283
Republic of Cote d’Ivorie Bonds, 6.375%, 3/3/28[1]		2,730,000	2,675,400

			14,221,683

Kenya—0.1%
Republic of Kenya Sr. Unsec. Bonds:
5.875%, 6/24/19[1]		1,685,000	1,724,598
6.875%, 6/24/24[1]		3,530,000	3,599,117

			5,323,715

Mexico—1.8%
United Mexican States Bonds:
3.00%, 3/6/45	EUR	2,555,000	2,477,637
3.60%, 1/30/25		9,205,000	9,099,143
United Mexican States International Bonds, 4%, 3/15/15	EUR	1,705,000	1,657,552
United Mexican States Unsec. Bonds:
4.60%, 1/23/46		5,100,000	4,749,375
5.625%, 1/15/17		8,135,000	8,688,180
Series M, 5.00%, 12/11/19	MXN	1,338,400,000	84,533,319
Series M20, 4.75%, 3/8/44		1,305,000	1,252,800

			112,458,006
Morocco—0.1%
Kingdom of Morocco Sr. Unsec. Bonds, 5.50%, 12/11/42[1]		4,140,000	4,221,765
Kingdom of Morocco Sr. Unsec. Nts., 4.25%, 12/11/22[1]		3,435,000	3,520,875

			7,742,640

Panama—0.4%
Republic of Panama Sr. Unsec. Bonds:
3.75%, 3/16/25		3,845,000	3,806,550
4.00%, 9/22/24		1,840,000	1,858,400
5.20%, 1/30/20		10,175,000	11,238,287
6.70%, 1/26/36		1,970,000	2,442,800
9.375%, 4/1/29		1,750,000	2,598,750

			21,944,787

Paraguay—0.0%
Republic of Paraguay Sr. Unsec. Bonds, 4.625%, 1/25/23[1]		1,140,000	1,157,100

13  OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value
Peru—0.3%
Fondo MIVIVIENDA SA Sr. Unsec. Nts., 3.50%, 1/31/23[1]		$6,145,000	$5,859,257
Republic of Peru Sr. Unsec. Bonds:
5.625%, 11/18/50		4,500,000	5,040,000
7.35%, 7/21/25		3,345,000	4,373,588

			15,272,845

Poland—0.1%
Republic of Poland Sr. Unsec. Bonds, 3%, 3/17/23		2,710,000	2,667,453

Russia—0.2%
Russian Federation Sr. Unsec. Bonds, 4.875%, 9/16/23[1]		5,360,000	5,327,840
Russian Federation Sr. Unsec. Nts., 5%, 4/29/20[1]		4,260,000	4,388,013

			9,715,853

Serbia—0.2%
Republic of Serbia Sr. Unsec. Bonds, 5.25%, 11/21/17[1]		4,420,000	4,588,402
Republic of Serbia Unsec. Bonds, 5.875%, 12/3/18[1]		4,685,000	4,948,531

			9,536,933

South Africa—0.7%
Republic of South Africa Sr. Unsec. Bonds:
5.875%, 9/16/25		6,620,000	7,353,787
Series R208, 6.75%, 3/31/21	ZAR	183,500,000	14,278,113
Republic of South Africa Unsec. Bonds:
Series 2023, 7.75%, 2/28/23	ZAR	150,000,000	12,061,980
Series R186, 10.50%, 12/21/26	ZAR	107,600,000	10,299,185

			43,993,065

Sri Lanka—0.1%
Democratic Socialist Republic of Sri Lanka Sr. Unsec. Bonds:
5.875%, 7/25/22[1]		3,025,000	2,987,188
6.00%, 1/14/19[1]		3,400,000	3,480,750
6.25%, 10/4/20[1]		1,490,000	1,532,912

			8,000,850
Turkey—0.1%
Republic of Turkey Bonds, 4.875%, 4/16/43		4,760,000	4,349,260
Republic of Turkey Sr. Unsec. Bonds, 4.35%, 11/12/21	EUR	3,130,000	3,778,074

			8,127,334
United Arab Emirates—0.0%
Emirate of Dubai Sr. Unsec. International Bonds, 5.25%, 1/30/43		1,855,000	1,663,104

Uruguay—0.1%
Oriental Republic of Uruguay Sr. Unsec. Bonds, 5.10%, 6/18/50		4,295,000	4,101,725

Venezuela—0.0%
Bolivarian Republic of Venezuela Sr. Unsec. Bonds, 7.75%, 10/13/19		1,060,000	416,050

Vietnam—0.0%
Socialist Republic of Vietnam Bonds, 4.80%, 11/19/24[1]		2,475,000	2,487,375

Total Foreign Government Obligations (Cost $727,462,896)			709,969,947

14  OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value
Corporate Loans—1.3%
Affinion Group, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.75%, 4/30/18[3]		$2,439,331	$2,350,912
Amaya BV, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 8.00%, 7/29/22[3]		2,600,000	2,630,064
Asurion LLC, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 8.50%, 3/3/21[3]		12,205,078	12,421,718
Caesars Entertainment Operating Co., Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B7, 9.75%, 1/29/18[3,8]		3,283,500	2,874,704
Caesars Entertainment Resort Properties LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7.00%, 10/11/20[3]		13,202,036	12,104,617
Caesars Growth Properties Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.25%, 5/10/21[3]		3,180,870	2,727,596
Clear Channel Communications, Inc., Extended Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche D, 6.935%, 1/30/19[3]		18,144,571	16,798,843
Clear Channel Communications, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche E, 7.685%, 7/30/19[3]		3,511,153	3,298,289
Entegra TC LLC, Sr. Sec. Credit Facilities Exit 3rd Lien Term Loan, 8.973%, 10/3/20[3,13]		5,295,489	5,249,154
NewPage Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 9.50%, 2/5/21[3,6]		1,421	5,711
NFR Energy LLC, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 8.75%, 12/31/18[3,8]		4,445,000	1,650,206
NTELOS, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.75%, 11/9/19[3]		2,092,191	1,841,128
Orchard Acquisition Co. LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7.00%, 2/8/19[3]		1,067,074	1,037,730
Quicksilver Resources, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 7.00%, 6/21/19[3,8]		12,760,000	7,719,800
Revel Entertainment, Inc., Sr. Sec. Credit Facilities 2nd Lien Exit Term Loan, 14.50%, 5/20/18[8,13]		5,285,760	26,434
TWCC Holding Corp., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 7.00%, 6/26/20[3]		6,570,000	6,148,423

Total Corporate Loans (Cost $93,259,668)			78,885,329

Corporate Bonds and Notes—59.2%
Consumer Discretionary—10.7%
Auto Components—1.1%
Affinia Group, Inc., 7.75% Sr. Unsec. Nts., 5/1/21		8,735,000	9,171,750
BorgWarner, Inc., 4.375% Sr. Unsec. Nts., 3/15/45		574,000	537,134
Gates Global LLC/Gates Global Co., 6% Sr. Unsec. Nts., 7/15/22[1]		11,470,000	10,437,700
GKN Holdings plc:
5.375% Sr. Unsec. Nts., 9/19/22	GBP	2,895,000	5,120,271
6.75% Sr. Unsec. Nts., 10/28/19	GBP	5,380,000	9,790,818
Goodyear Tire & Rubber Co., 8.25% Sr. Unsec. Nts., 8/15/20		1,615,000	1,694,539
Icahn Enterprises LP/Icahn Enterprises Finance Corp., 5.875% Sr. Unsec. Nts., 2/1/22		12,140,000	12,397,975
Lear Corp., 4.75% Sr. Unsec. Nts., 1/15/23		8,810,000	8,721,900
MPG Holdco I, Inc., 7.375% Sr. Unsec. Nts., 10/15/22		11,075,000	11,850,250

			69,722,337

15  OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value
Automobiles—0.7%
Daimler Finance North America LLC, 8.50% Sr. Unsec. Unsub. Nts., 1/18/31		$965,000	$1,417,018
Ford Motor Credit Co. LLC, 3.664% Sr. Unsec. Nts., 9/8/24		4,078,000	4,025,781
General Motors Co.:
5.00% Sr. Unsec. Nts., 4/1/35		8,715,000	8,583,395
6.25% Sr. Unsec. Nts., 10/2/43		1,550,000	1,731,902
Hyundai Capital America, 4% Sr. Unsec. Nts., 6/8/17[1]		1,747,000	1,820,956
Jaguar Land Rover Automotive plc, 5.625% Sr. Unsec. Nts., 2/1/23[1]		6,210,000	6,450,637
Volkswagen International Finance NV:
2.50% Jr. Sub. Perpetual Bonds[3,12]	EUR	4,665,000	4,987,939
3.875% Jr. Sub. Perpetual Bonds[3,12]	EUR	8,430,000	9,845,482
ZF North America Capital, Inc., 4.50% Sr. Unsec. Nts., 4/29/22[1]		6,295,000	6,208,444

			45,071,554

Distributors—0.1%
LKQ Corp., 4.75% Sr. Unsec. Nts., 5/15/23		5,694,000	5,459,123

Hotels, Restaurants & Leisure—2.0%
1011778 B.C. ULC/New Red Finance, Inc., 6% Sec. Nts., 4/1/22[1]		6,895,000	7,101,850
Boyd Gaming Corp., 6.875% Sr. Unsec. Nts., 5/15/23		4,200,000	4,326,000
Brinker International, Inc., 2.60% Sr. Unsec. Nts., 5/15/18		180,000	180,382
Caesars Entertainment Resort Properties LLC, 11% Sec. Nts., 10/1/21		5,175,000	4,359,937
Caesars Growth Properties Holdings LLC/Caesars Growth Properties Finance, Inc., 9.375% Sec. Nts., 5/1/22[1]		2,330,000	1,759,150
Carnival Corp., 1.20% Sr. Unsec. Nts., 2/5/16		1,573,000	1,575,128
Churchill Downs, Inc., 5.375% Sr. Unsec. Nts., 12/15/21		5,045,000	5,196,350
Greektown Holdings LLC/Greektown Mothership Corp., 8.875% Sr. Sec. Nts., 3/15/19[1]		9,480,000	10,001,400
International Game Technology plc, 6.25% Sr. Sec. Nts., 2/15/22[1]		6,310,000	6,057,600
Isle of Capri Casinos, Inc., 5.875% Sr. Unsec. Nts., 3/15/21		2,915,000	3,009,738
Landry’s, Inc., 9.375% Sr. Unsec. Nts., 5/1/20[1]		12,985,000	13,991,338
Marriott International, Inc., 3.25% Sr. Unsec. Nts., 9/15/22		1,171,000	1,155,029
MCE Finance Ltd., 5% Sr. Unsec. Nts., 2/15/21[1]		7,415,000	7,081,325
Merlin Entertainments plc, 2.75% Sr. Unsec. Nts., 3/15/22[1]	EUR	6,425,000	6,842,729
MGM Resorts International:
6.00% Sr. Unsec. Nts., 3/15/23		3,750,000	3,806,250
6.625% Sr. Unsec. Nts., 12/15/21		6,385,000	6,704,250
6.75% Sr. Unsec. Nts., 10/1/20		5,060,000	5,375,238
MTR Gaming Group, Inc., 11.50% Sec. Nts., 8/1/19		7,527,100	8,044,588
NCL Corp. Ltd., 5.25% Sr. Unsec. Nts., 11/15/19[1]		4,255,000	4,377,331
PF Chang’s China Bistro, Inc., 10.25% Sr. Unsec. Nts., 6/30/20[1]		4,035,000	4,191,356
Pinnacle Entertainment, Inc., 6.375% Sr. Unsec. Nts., 8/1/21		5,655,000	6,029,644
Premier Cruises Ltd., 11% Sr. Unsec. Nts., 3/15/08[2,8]		14,750,000	—
Sugarhouse HSP Gaming Prop Mezz LP/Sugarhouse HSP Gaming Finance Corp., 6.375% Sr. Sec. Nts., 6/1/21[1]		4,285,000	4,092,175
Viking Cruises Ltd., 8.50% Sr. Unsec. Nts., 10/15/22[1]		6,380,000	7,113,700
Wyndham Worldwide Corp., 2.95% Sr. Unsec. Nts., 3/1/17		1,807,000	1,834,759

			124,207,247

16  OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value
Household Durables—0.7%
Arcelik AS, 5% Sr. Unsec. Nts., 4/3/23[1]		$1,700,000	$1,634,754
Jarden Corp., 6.125% Sr. Unsec. Nts., 11/15/22		3,295,000	3,426,800
KB Home:
7.00% Sr. Unsec. Nts., 12/15/21		5,900,000	6,121,250
7.625% Sr. Unsec. Nts., 5/15/23		8,415,000	8,835,750
Lennar Corp.:
4.75% Sr. Unsec. Nts., 11/15/22		1,910,000	1,886,125
4.75% Sr. Unsec. Nts., 5/30/25		5,889,000	5,741,775
Meritage Homes Corp., 7.15% Sr. Unsec. Nts., 4/15/20		9,805,000	10,638,425
Toll Brothers Finance Corp., 4.375% Sr. Unsec. Nts., 4/15/23		1,648,000	1,623,280
Whirlpool Corp., 1.65% Sr. Unsec. Nts., 11/1/17		840,000	843,191

			40,751,350

Leisure Equipment & Products—0.0%
Mattel, Inc., 1.70% Sr. Unsec. Nts., 3/15/18		1,942,000	1,932,702

Media—3.8%
21st Century Fox America, Inc., 6.15% Sr. Unsec. Nts., 2/15/41		670,000	778,207
Altice Financing SA, 6.50% Sec. Nts., 1/15/22[1]		13,495,000	13,528,737
Altice Finco SA, 8.125% Sec. Nts., 1/15/24[1]		5,345,000	5,411,812
Altice SA, 7.25% Sr. Sec. Nts., 5/15/22[1]	EUR	11,550,000	13,051,960
Belo Corp., 7.75% Sr. Unsec. Nts., 6/1/27		10,973,000	12,152,597
CCO Holdings LLC/CCO Holdings Capital Corp.:
5.125% Sr. Unsec. Nts., 5/1/23[1]		9,315,000	9,093,769
5.75% Sr. Unsec. Nts., 9/1/23		6,025,000	6,051,359
Comcast Corp., 4.65% Sr. Unsec. Unsub. Nts., 7/15/42		1,129,000	1,130,394
Cumulus Media Holdings, Inc., 7.75% Sr. Unsec. Nts., 5/1/19		2,465,000	2,270,881
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., 5.15% Sr. Unsec. Nts., 3/15/42		285,000	268,187
DISH DBS Corp.:
5.875% Sr. Unsec. Nts., 11/15/24		22,830,000	21,988,144
6.75% Sr. Unsec. Nts., 6/1/21		2,985,000	3,119,325
Entercom Radio LLC, 10.50% Sr. Unsec. Nts., 12/1/19		3,565,000	3,841,287
Gannett Co., Inc., 5.50% Sr. Unsec. Nts., 9/15/24[1]		5,115,000	5,076,637
Gray Television, Inc., 7.50% Sr. Unsec. Nts., 10/1/20		13,360,000	14,211,700
iHeartCommunications, Inc., 9% Sr. Sec. Nts., 12/15/19		2,625,000	2,511,469
Interpublic Group of Cos., Inc. (The), 4.20% Sr. Unsec. Nts., 4/15/24		888,000	899,323
Lamar Media Corp., 5% Sr. Unsec. Sub. Nts., 5/1/23		1,885,000	1,875,575
LIN Television Corp., 6.375% Sr. Unsec. Nts., 1/15/21		6,910,000	7,091,387
Nexstar Broadcasting, Inc.:
6.125% Sr. Unsec. Nts., 2/15/22[1]		3,860,000	3,927,550
6.875% Sr. Unsec. Nts., 11/15/20		6,950,000	7,393,063
Numericable SFR SAS, 6% Sr. Sec. Nts., 5/15/22[1]		13,410,000	13,250,756
Scripps Networks Interactive, Inc., 2.70% Sr. Unsec. Nts., 12/15/16		1,810,000	1,846,589
Sinclair Television Group, Inc.:
5.375% Sr. Unsec. Nts., 4/1/21		2,115,000	2,138,794
5.625% Sr. Unsec. Nts., 8/1/24[1]		6,005,000	5,892,406
6.125% Sr. Unsec. Nts., 10/1/22		8,300,000	8,569,750
Sky plc, 3.75% Sr. Unsec. Nts., 9/16/24[1]		963,000	940,574
TEGNA, Inc., 6.375% Sr. Unsec. Nts., 10/15/23		2,250,000	2,351,250

17  OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value
Media (Continued)
Thomson Reuters Corp., 1.65% Sr. Unsec. Nts., 9/29/17		$1,880,000	$1,880,088
Time Warner Cable, Inc., 4.50% Sr. Unsec. Unsub. Nts., 9/15/42		649,000	533,691
Tribune Media Co., 5.875% Sr. Unsec. Nts., 7/15/22[1]		2,750,000	2,777,500
Univision Communications, Inc., 8.50% Sr. Unsec. Nts., 5/15/21[1]		3,545,000	3,744,406
UPC Holding BV, 6.75% Sr. Unsec. Nts., 3/15/23[1]	EUR	11,750,000	14,278,625
UPCB Finance VI Ltd., 6.875% Sr. Sec. Nts., 1/15/22[1]		8,653,500	9,259,245
Viacom, Inc., 2.75% Sr. Unsec. Nts., 12/15/19		683,000	683,098
Virgin Media Finance plc, 7% Sr. Unsec. Nts., 4/15/23	GBP	4,195,000	7,047,848
Virgin Media Secured Finance plc:
5.25% Sr. Sec. Nts., 1/15/26[1]		1,870,000	1,811,563
6.00% Sr. Sec. Nts., 4/15/21	GBP	10,903,500	17,903,070
VTR Finance BV, 6.875% Sr. Sec. Nts., 1/15/24[1]		1,610,000	1,649,204

			232,231,820

Multiline Retail—0.5%
Family Tree Escrow LLC, 5.75% Sr. Sec. Nts., 3/1/23[1]		19,415,000	20,385,750
Neiman Marcus Group Ltd., Inc., 8.75% Sr. Unsec. Nts., 10/15/21[1,13]		4,010,000	4,325,787
SACI Falabella, 4.375% Sr. Unsec. Nts., 1/27/25[1]		2,135,000	2,129,287

			26,840,824

Specialty Retail—1.2%
Apex Tool Group LLC, 7% Sr. Unsec. Nts., 2/1/21[1]		11,980,000	10,752,050
Best Buy Co., Inc., 5.50% Sr. Unsec. Nts., 3/15/21		1,802,000	1,877,864
CST Brands, Inc., 5% Sr. Unsec. Nts., 5/1/23		3,795,000	3,795,000
GameStop Corp., 5.50% Sr. Unsec. Nts., 10/1/19[1]		8,390,000	8,662,675
Home Depot, Inc. (The), 4.875% Sr. Unsec. Nts., 2/15/44		592,000	632,415
L Brands, Inc., 6.625% Sr. Unsec. Nts., 4/1/21		12,016,000	13,270,230
Men’s Wearhouse, Inc. (The), 7% Sr. Unsec. Nts., 7/1/22		1,749,000	1,880,175
Michaels Stores, Inc., 5.875% Sr. Sub. Nts., 12/15/20[1]		9,795,000	10,284,750
Ross Stores, Inc., 3.375% Sr. Unsec. Nts., 9/15/24		1,660,000	1,637,922
Sally Holdings LLC/Sally Capital, Inc., 5.75% Sr. Unsec. Nts., 6/1/22		8,285,000	8,719,963
Signet UK Finance plc, 4.70% Sr. Unsec. Nts., 6/15/24		876,000	885,025
Stackpole International Intermediate Co., 7.75% Sr. Sec. Nts., 10/15/21[1]		10,105,000	10,003,950

			72,402,019

Textiles, Apparel & Luxury Goods—0.6%
American Achievement Corp., 10.875% Sec. Nts., 4/15/16[1]		3,970,000	3,756,612
Levi Strauss & Co.:
5.00% Sr. Unsec. Nts., 5/1/25[1]		8,225,000	7,998,812
6.875% Sr. Unsec. Nts., 5/1/22		1,405,000	1,506,862
New Look Secured Issuer plc, 6.50% Sr. Sec. Nts., 7/1/22[1]	GBP	4,625,000	7,076,272
PVH Corp., 4.50% Sr. Unsec. Unsub. Nts., 12/15/22		7,020,000	6,984,900
Springs Industries, Inc., 6.25% Sr. Sec. Nts., 6/1/21		6,995,000	6,872,588
William Carter Co., 5.25% Sr. Unsec. Nts., 8/15/21		2,475,000	2,549,250

			36,745,296

18  OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Consumer Staples—1.9%
Beverages—0.2%
Anheuser-Busch InBev Worldwide, Inc., 8.20% Sr. Unsec. Unsub. Nts., 1/15/39	$1,245,000	$1,851,451
Constellation Brands, Inc., 4.75% Sr. Unsec. Nts., 11/15/24	8,630,000	8,673,150
JB y Co. SA de CV, 3.75% Sr. Unsec. Nts., 5/13/25[1]	565,000	549,050
Pernod Ricard SA, 4.25% Sr. Unsec. Nts., 7/15/22[1]	1,162,000	1,211,410

		12,285,061

Food & Staples Retailing—0.4%
Cencosud SA, 5.15% Sr. Unsec. Nts., 2/12/25[1]	3,820,000	3,850,915
CVS Health Corp., 5.30% Sr. Unsec. Nts., 12/5/43	438,000	477,394
Delhaize Group SA, 5.70% Sr. Unsec. Nts., 10/1/40	682,000	692,307
Ingles Markets, Inc., 5.75% Sr. Unsec. Nts., 6/15/23	6,160,000	6,291,208
Kroger Co. (The):
6.40% Sr. Unsec. Nts., 8/15/17	1,673,000	1,842,592
6.90% Sr. Unsec. Nts., 4/15/38	450,000	558,202
Rite Aid Corp.:
6.125% Sr. Unsec. Nts., 4/1/23[1]	6,300,000	6,512,625
6.75% Sr. Unsec. Nts., 6/15/21	5,685,000	5,983,463
Wal-Mart Stores, Inc., 4.30% Sr. Unsec. Nts., 4/22/44	992,000	993,274

		27,201,980

Food Products—0.9%
ASG Consolidated LLC/ASG Finance, Inc., 15% Sr. Unsec. Nts., 5/15/17[2,13]	10,644,151	6,812,257
BRF SA, 4.75% Sr. Unsec. Nts., 5/22/24[1]	2,160,000	2,130,300
Bunge Ltd. Finance Corp.:
3.20% Sr. Unsec. Nts., 6/15/17	1,860,000	1,915,740
8.50% Sr. Unsec. Nts., 6/15/19	1,200,000	1,452,157
Chiquita Brands International, Inc./Chiquita Brands LLC, 7.875% Sr. Sec. Nts., 2/1/21	3,095,000	3,346,469
Dean Foods Co., 6.50% Sr. Unsec. Nts., 3/15/23[1]	4,255,000	4,350,737
HJ Heinz Co.:
3.95% Sr. Unsec. Nts., 7/15/25[1,6]	961,000	968,361
4.25% Sec. Nts., 10/15/20	3,090,000	3,155,663
4.875% Sec. Nts., 2/15/25[1]	6,325,000	6,902,156
5.20% Sr. Unsec. Nts., 7/15/45[1,6]	219,000	224,954
Ingredion, Inc., 1.80% Sr. Unsec. Nts., 9/25/17	1,905,000	1,899,312
JM Smucker Co., 1.75% Sr. Unsec. Nts., 3/15/18[1]	1,494,000	1,493,217
Kraft Foods Group, Inc., 5% Sr. Unsec. Nts., 6/4/42	441,000	439,566
Minerva Luxembourg SA, 7.75% Sr. Unsec. Nts., 1/31/23[1]	705,000	712,050
Pilgrim’s Pride Corp., 5.75% Sr. Unsec. Nts., 3/15/25[1]	2,735,000	2,769,188
Post Holdings, Inc.:
6.75% Sr. Unsec. Nts., 12/1/21[1]	2,475,000	2,481,188
7.375% Sr. Unsec. Nts., 2/15/22	6,820,000	6,964,925
TreeHouse Foods, Inc., 4.875% Sr. Unsec. Nts., 3/15/22	1,349,000	1,362,490
Tyson Foods, Inc., 4.875% Sr. Unsec. Nts., 8/15/34	580,000	583,730
Wells Enterprises, Inc., 6.75% Sr. Sec. Nts., 2/1/20[1]	3,125,000	3,203,125

		53,167,585

19  OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Household Products—0.1%
Spectrum Brands, Inc.:
6.125% Sr. Unsec. Nts., 12/15/24[1]	$1,030,000	$1,073,775
6.375% Sr. Unsec. Nts., 11/15/20	4,920,000	5,227,500

		6,301,275

Personal Products—0.1%
Revlon Consumer Products Corp., 5.75% Sr. Unsec. Nts., 2/15/21	6,240,000	6,146,400
Tobacco—0.2%
Altria Group, Inc., 10.20% Sr. Unsec. Nts., 2/6/39	1,028,000	1,693,148
Reynolds American, Inc.:
5.85% Sr. Unsec. Nts., 8/15/45	835,000	881,072
6.75% Sr. Unsec. Nts., 6/15/17	1,405,000	1,535,794
Vector Group Ltd., 7.75% Sr. Sec. Nts., 2/15/21	7,890,000	8,471,888

		12,581,902

Energy—6.8%
Energy Equipment & Services—0.8%
Eletson Holdings, 9.625% Sr. Sec. Nts., 1/15/22[2]	4,330,000	4,243,400
Ensco plc, 5.20% Sr. Unsec. Nts., 3/15/25	383,000	379,368
Exterran Partners LP/EXLP Finance Corp., 6% Sr. Unsec. Nts., 4/1/21	2,555,000	2,478,350
GNL Quintero SA, 4.634% Sr. Unsec. Nts., 7/31/29[1]	2,095,000	2,102,173
Halliburton Co., 4.75% Sr. Unsec. Nts., 8/1/43	440,000	451,502
Helmerich & Payne International Drilling Co., 4.65% Sr. Unsec. Nts., 3/15/25[1]	743,000	767,346
Hornbeck Offshore Services, Inc., 5.875% Sr. Unsec. Nts., 4/1/20	4,215,000	3,898,875
Odebrecht Offshore Drilling Finance Ltd., 6.625% Sr. Sec. Nts., 10/1/22[1]	3,331,869	2,298,989
Pertamina Persero PT:
5.625% Sr. Unsec. Nts., 5/20/43[1]	12,505,000	11,160,712
6.45% Sr. Unsec. Nts., 5/30/44[1]	2,550,000	2,524,500
Precision Drilling Corp., 6.625% Sr. Unsec. Nts., 11/15/20	4,250,000	4,218,125
Seadrill Ltd., 6.50% Sr. Unsec. Nts., 10/5/15	1,770,000	1,792,125
Sinopec Group Overseas Development 2014 Ltd., 1.75% Sr. Unsec. Nts., 4/10/17[1]	1,908,000	1,910,343
Sinopec Group Overseas Development 2015 Ltd.:
2.50% Sr. Unsec. Nts., 4/28/20[1]	5,475,000	5,418,170
3.25% Sr. Unsec. Nts., 4/28/25[1]	2,740,000	2,634,505
Weatherford International Ltd., 5.95% Sr. Unsec. Nts., 4/15/42	488,000	412,583

		46,691,066

Oil, Gas & Consumable Fuels—6.0%
Anadarko Petroleum Corp., 6.20% Sr. Unsec. Nts., 3/15/40	879,000	990,851
Antero Resources Corp., 6% Sr. Unsec. Nts., 12/1/20	4,040,000	4,100,600
Baytex Energy Corp., 5.125% Sr. Unsec. Nts., 6/1/21[1]	2,125,000	2,002,812
Bill Barrett Corp., 7.625% Sr. Unsec. Nts., 10/1/19	4,195,000	4,027,200
Boardwalk Pipelines LP, 4.95% Sr. Unsec. Nts., 12/15/24	1,051,000	1,031,145
Buckeye Partners LP, 6.05% Sr. Unsec. Nts., 1/15/18	846,000	913,007
California Resources Corp.:
5.50% Sr. Unsec. Nts., 9/15/21	8,655,000	7,540,669

20  OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Oil, Gas & Consumable Fuels (Continued)
California Resources Corp.: (Continued)
6.00% Sr. Unsec. Nts., 11/15/24	$705,000	$608,944
Canadian Natural Resources Ltd.:
1.75% Sr. Unsec. Nts., 1/15/18	739,000	734,116
5.90% Sr. Unsec. Nts., 2/1/18	835,000	911,323
Carrizo Oil & Gas, Inc., 6.25% Sr. Unsec. Nts., 4/15/23	4,950,000	4,987,125
Cenovus Energy, Inc., 5.20% Sr. Unsec. Nts., 9/15/43	524,000	494,992
Chaparral Energy, Inc., 7.625% Sr. Unsec. Nts., 11/15/22	4,315,000	3,128,375
Chesapeake Energy Corp.:
4.875% Sr. Unsec. Nts., 4/15/22	6,380,000	5,582,500
5.375% Sr. Unsec. Nts., 6/15/21	2,375,000	2,161,250
Cimarex Energy Co., 4.375% Sr. Unsec. Nts., 6/1/24	1,006,000	1,002,942
Cloud Peak Energy Resources LLC/Cloud Peak Energy Finance Corp., 8.50% Sr. Unsec. Nts., 12/15/19	6,410,000	5,464,525
CNOOC Curtis Funding No 1 Pty Ltd., 4.50% Sr. Unsec. Nts., 10/3/23[1]	3,960,000	4,162,847
CNOOC Nexen Finance 2014 ULC, 4.25% Sr. Unsec. Nts., 4/30/24	2,540,000	2,595,126
Columbia Pipeline Group, Inc., 4.50% Sr. Unsec. Nts., 6/1/25[1]	1,006,000	992,865
Concho Resources, Inc., 5.50% Sr. Unsec. Unsub. Nts., 4/1/23	8,280,000	8,321,400
CONSOL Energy, Inc., 5.875% Sr. Unsec. Nts., 4/15/22	4,785,000	4,086,964
Cosan Luxembourg SA, 5% Sr. Unsec. Nts., 3/14/23[1]	3,085,000	2,861,337
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp.:
6.00% Sr. Unsec. Nts., 12/15/20	1,700,000	1,768,000
6.125% Sr. Unsec. Nts., 3/1/22	2,585,000	2,653,502
Delek & Avner Tamar Bond Ltd., 5.082% Sr. Sec. Nts., 12/30/23[1]	1,855,000	1,868,912
Denbury Resources, Inc., 4.625% Sr. Sub. Nts., 7/15/23	6,750,000	5,686,875
Devon Energy Corp., 4.75% Sr. Unsec. Nts., 5/15/42	850,000	811,258
Energy Transfer Equity LP:
5.875% Sr. Sec. Nts., 1/15/24	3,545,000	3,693,890
7.50% Sr. Sec. Nts., 10/15/20	5,895,000	6,676,087
Energy XXI Gulf Coast, Inc., 11% Sec. Nts., 3/15/20[1]	3,505,000	3,093,162
EnLink Midstream Partners LP, 2.70% Sr. Unsec. Nts., 4/1/19	1,527,000	1,507,873
EP Energy LLC/Everest Acquisition Finance, Inc.:
6.375% Sr. Unsec. Nts., 6/15/23[1]	3,425,000	3,446,406
7.75% Sr. Unsec. Nts., 9/1/22	8,205,000	8,656,275
Gazprom OAO Via Gaz Capital SA, 4.95% Sr. Unsec. Nts., 7/19/22[1]	7,465,000	6,914,456
Genesis Energy LP/Genesis Energy Finance Corp., 5.75% Sr. Unsec. Nts., 2/15/21	5,155,000	5,116,337
Halcon Resources Corp., 8.875% Sr. Unsec. Nts., 5/15/21	4,575,000	3,030,937
Husky Energy, Inc., 6.20% Sr. Unsec. Nts., 9/15/17	1,058,000	1,149,262
Indian Oil Corp. Ltd., 5.75% Sr. Unsec. Nts., 8/1/23	6,490,000	7,091,844
KazMunayGas National Co. JSC, 5.75% Sr. Unsec. Nts., 4/30/43[1]	3,325,000	2,791,055
Kinder Morgan, Inc., 5% Sr. Unsec. Nts., 2/15/21[1]	2,010,000	2,117,768
Kunlun Energy Co. Ltd.:
2.875% Sr. Unsec. Nts., 5/13/20[1]	1,420,000	1,403,642
3.75% Sr. Unsec. Nts., 5/13/25[1]	1,420,000	1,377,428
Laredo Petroleum, Inc., 5.625% Sr. Unsec. Nts., 1/15/22	5,295,000	5,268,525
LBC Tank Terminals Holding Netherlands BV, 6.875% Sr. Unsec. Nts., 5/15/23[2]	3,530,000	3,662,375

21  OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Oil, Gas & Consumable Fuels (Continued)
Linn Energy LLC/Linn Energy Finance Corp., 7.75% Sr. Unsec. Nts., 2/1/21	$10,110,000	$7,911,075
MarkWest Energy Partners LP/MarkWest Energy Finance Corp.:
4.50% Sr. Unsec. Nts., 7/15/23	6,695,000	6,594,575
4.875% Sr. Unsec. Nts., 6/1/25	1,936,000	1,897,280
MEG Energy Corp., 6.50% Sr. Unsec. Nts., 3/15/21[1]	11,215,000	10,920,606
Memorial Production Partners LP/Memorial Production Finance Corp., 7.625% Sr. Unsec. Nts., 5/1/21	2,640,000	2,527,800
Murray Energy Corp., 11.25% Sec. Nts., 4/15/21[1]	10,010,000	8,433,425
Navios Maritime Acquisition Corp./Navios Acquisition Finance US, Inc., 8.125% Sr. Sec. Nts., 11/15/21[1]	3,990,000	3,945,113
Newfield Exploration Co., 5.625% Sr. Unsec. Nts., 7/1/24	6,075,000	6,166,125
Noble Energy, Inc., 5.05% Sr. Unsec. Nts., 11/15/44	514,000	492,591
Novatek OAO via Novatek Finance Ltd., 4.422% Sr. Unsec. Nts., 12/13/22[1]	2,860,000	2,492,204
Oasis Petroleum, Inc., 6.875% Sr. Unsec. Nts., 1/15/23	6,030,000	6,030,000
Oil India Ltd., 5.375% Sr. Unsec. Nts., 4/17/24	5,080,000	5,428,087
ONEOK Partners LP, 4.90% Sr. Unsec. Nts., 3/15/25	982,000	971,839
Origin Energy Finance Ltd.:
3.50% Sr. Unsec. Nts., 10/9/18[1]	6,450,000	6,617,906
5.45% Sr. Unsec. Nts., 10/14/21[1]	6,555,000	7,079,334
Pacific Rubiales Energy Corp., 5.625% Sr. Unsec. Nts., 1/19/25[1]	4,340,000	3,151,925
Peabody Energy Corp., 6% Sr. Unsec. Nts., 11/15/18	3,505,000	1,699,925
Penn Virginia Corp., 8.50% Sr. Unsec. Nts., 5/1/20	3,660,000	3,303,150
Petrobras Global Finance BV:
4.375% Sr. Unsec. Nts., 5/20/23	1,305,000	1,140,831
5.375% Sr. Unsec. Nts., 1/27/21	1,305,000	1,259,064
Petroleos de Venezuela SA, 6% Sr. Unsec. Nts., 11/15/26[1]	6,795,000	2,429,213
Petroleos Mexicanos:
3.50% Sr. Unsec. Nts., 7/23/20[1]	10,170,000	10,307,092
4.50% Sr. Unsec. Nts., 1/23/26[1]	10,175,000	9,970,483
5.50% Sr. Unsec. Nts., 6/27/44[1]	1,665,000	1,540,125
5.625% Sr. Unsec. Nts., 1/23/46[1]	8,900,000	8,343,305
Phillips 66 Partners LP, 3.605% Sr. Unsec. Nts., 2/15/25	384,000	361,562
Pioneer Natural Resources Co., 6.65% Sr. Unsec. Nts., 3/15/17	712,000	770,190
Plains All American Pipeline LP/PAA Finance Corp., 3.60% Sr. Unsec. Nts., 11/1/24	1,431,000	1,381,865
Range Resources Corp.:
5.00% Sr. Sub. Nts., 8/15/22	3,395,000	3,344,075
5.00% Sr. Sub. Nts., 3/15/23	979,000	964,315
Reliance Holding USA, Inc., 5.40% Sr. Unsec. Nts., 2/14/22[1]	1,270,000	1,369,943
Reliance Industries Ltd., 4.125% Sr. Unsec. Nts., 1/28/25[1]	5,400,000	5,270,416
Reliance Industries Ltd., 5.875% Sr. Unsec. Perpetual Bonds[1,12]	255,000	256,594
Rice Energy, Inc., 6.25% Sr. Unsec. Nts., 5/1/22	4,705,000	4,693,238
Rosetta Resources, Inc., 5.625% Sr. Unsec. Nts., 5/1/21	4,820,000	5,145,350
Sabine Pass Liquefaction LLC:
5.625% Sr. Sec. Nts., 4/15/23	3,750,000	3,755,850
5.75% Sr. Sec. Nts., 5/15/24	1,765,000	1,767,206

22  OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Oil, Gas & Consumable Fuels (Continued)
Sanchez Energy Corp.:
6.125% Sr. Unsec. Nts., 1/15/23	$2,490,000	$2,241,000
7.75% Sr. Unsec. Nts., 6/15/21	3,315,000	3,315,000
SandRidge Energy, Inc., 7.51% Sr. Unsec. Nts., 3/15/21	4,458,000	1,983,810
SM Energy Co., 6.50% Sr. Unsec. Nts., 1/1/23	5,965,000	6,143,950
Southwestern Energy Co., 4.95% Sr. Unsec. Nts., 1/23/25	1,064,000	1,075,453
Spectra Energy Partners LP:
4.50% Sr. Unsec. Nts., 3/15/45	383,000	339,381
4.75% Sr. Unsec. Nts., 3/15/24	1,460,000	1,550,095
Summit Midstream Holdings LLC/Summit Midstream Finance Corp., 5.50% Sr. Unsec. Nts., 8/15/22	4,260,000	4,089,600
Targa Resources Partners LP/Targa Resources Partners Finance Corp.:
4.125% Sr. Unsec. Nts., 11/15/19[1]	6,675,000	6,641,625
5.00% Sr. Unsec. Nts., 1/15/18[1]	4,985,000	5,122,088
Tesoro Logistics LP/Tesoro Logistics Finance Corp.:
5.875% Sr. Unsec. Nts., 10/1/20	3,663,000	3,782,048
6.25% Sr. Unsec. Nts., 10/15/22[1]	2,805,000	2,917,200
Thai Oil PCL, 4.875% Sr. Unsec. Nts., 1/23/43[1]	585,000	544,629
Tullow Oil plc, 6% Sr. Unsec. Nts., 11/1/20[1]	5,058,000	4,609,103
Western Gas Partners LP, 4% Sr. Unsec. Nts., 7/1/22	1,226,000	1,230,688
Whiting Petroleum Corp., 5.75% Sr. Unsec. Nts., 3/15/21	6,620,000	6,547,180
Williams Partners LP, 4.50% Sr. Unsec. Nts., 11/15/23	879,000	886,405
Williams Partners LP/ACMP:
4.875% Sr. Unsec. Nts., 3/15/24	2,060,000	2,027,493
6.125% Sr. Unsec. Nts., 7/15/22	4,205,000	4,448,402
Woodside Finance Ltd., 4.60% Sr. Unsec. Unsub. Nts., 5/10/21[1]	1,445,000	1,548,359
WPX Energy, Inc.:
5.25% Sr. Unsec. Nts., 9/15/24	2,845,000	2,635,181
6.00% Sr. Unsec. Nts., 1/15/22	4,125,000	4,094,063
YPF SA, 8.50% Sr. Unsec. Nts., 7/28/25[1]	2,225,000	2,208,313

		368,203,527

Financials—11.9%
Capital Markets—1.3%
American Capital Ltd., 6.50% Sr. Unsec. Nts., 9/15/18[2]	2,870,000	2,988,387
Apollo Management Holdings LP, 4% Sr. Unsec. Nts., 5/30/24[1]	1,483,000	1,484,565
Blackstone Holdings Finance Co. LLC, 4.45% Sr. Unsec. Nts., 7/15/45[1]	1,901,000	1,741,164
Credit Suisse Group AG:
7.50% Jr. Sub. Perpetual Bonds[1,3,12]	5,335,000	5,571,106
7.50% Jr. Sub. Perpetual Bonds[3,12]	7,405,000	7,741,957
Credit Suisse, New York, 3.625% Sr. Unsec. Nts., 9/9/24	2,400,000	2,387,791
Deutsche Bank AG, 4.50% Sub. Nts., 4/1/25	1,960,000	1,869,714
Drawbridge Special Opportunities Fund LP/Drawbridge Special Opportunities Finance Corp., 5% Sr. Unsec. Nts., 8/1/21[2]	9,435,000	9,458,587
Goldman Sachs Group, Inc. (The):
5.15% Sub. Nts., 5/22/45	1,354,000	1,306,544
5.70% Jr. Sub. Perpetual Bonds, Series L3,12	1,836,000	1,844,905
KCG Holdings, Inc., 6.875% Sr. Sec. Nts., 3/15/20[1]	11,915,000	11,527,762
KKR Group Finance Co. III LLC, 5.125% Sr. Unsec. Nts., 6/1/44[1]	1,585,000	1,517,737
Lazard Group LLC, 3.75% Sr. Unsec. Nts., 2/13/25	1,415,000	1,347,229

23  OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value
Capital Markets (Continued)
Morgan Stanley:
4.30% Sr. Unsec. Nts., 1/27/45		$1,125,000	$1,049,761
5.00% Sub. Nts., 11/24/25		1,735,000	1,817,196
5.45% Jr. Sub. Perpetual Bonds, Series H3,12		1,885,000	1,873,219
Nomura Holdings, Inc., 2% Sr. Unsec. Nts., 9/13/16		1,888,000	1,902,137
Prospect Medical Holdings, Inc., 8.375% Sr. Sec. Nts., 5/1/19[1]		7,075,000	7,540,535
Schaeffler Finance BV:
3.25% Sr. Sec. Nts., 5/15/25[1]	EUR	2,020,000	2,133,639
4.75% Sr. Sec. Nts., 5/15/23[1]		405,000	396,900
Springleaf Finance Corp., 5.25% Sr. Unsec. Nts., 12/15/19		3,375,000	3,341,250
UBS Preferred Funding Trust V, 6.243% Jr. Sub. Perpetual Bonds, Series 1[3,12]		2,476,000	2,538,148
Walter Investment Management Corp., 7.875% Sr. Unsec. Nts., 12/15/21		6,115,000	5,694,594

			79,074,827

Commercial Banks—5.4%
Akbank TAS, 4% Sr. Unsec. Nts., 1/24/20[1]		2,795,000	2,729,429
Altice SA, 6.25% Sr. Unsec. Nts., 2/15/25[1]	EUR	3,830,000	4,080,805
Astana Finance JSC, 9.16% Sr. Unsec. Nts., 3/14/12		1,186,225	—
Banco ABC Brasil SA, 7.875% Sub. Nts., 4/8/20[1]		685,000	713,256
Banco Bilbao Vizcaya Argentaria Colombia SA, 4.875% Sub. Nts., 4/21/25[1]		2,190,000	2,147,295
Banco Bilbao Vizcaya Argentaria SA, 7% Jr. Sub. Perpetual Bonds[3,12]	EUR	17,290,000	19,357,678
Banco Continental SA via Continental Senior Trustees Cayman Ltd., 5.50% Sr. Unsec. Nts., 11/18/20[1]		3,050,000	3,306,962
Banco de Credito del Peru/Panama, 5.375% Sr. Unsec. Nts., 9/16/20[1]		1,270,000	1,381,125
Banco del Estado de Chile, 4.125% Sr. Unsec. Nts., 10/7/20[1]		6,205,000	6,583,145
Bank of America Corp., 7.75% Jr. Sub. Nts., 5/14/38		1,365,000	1,817,824
Bank of Baroda (London), 4.875% Sr. Unsec. Nts., 7/23/19[1]		1,270,000	1,354,794
Barclays plc:
3.65% Sr. Unsec. Nts., 3/16/25		1,591,000	1,508,185
7.00% Jr. Sub. Perpetual Bonds[3,12]	GBP	13,963,000	21,461,019
BNP Paribas SA, 5.945% Jr. Sub. Perpetual Bonds[3,12]	GBP	13,025,000	20,624,139
Brazil Loan Trust 1, 5.477% Sec. Nts., 7/24/23[2]		4,461,510	4,416,895
CIT Group, Inc.:
3.875% Sr. Unsec. Nts., 2/19/19		1,943,000	1,933,285
5.00% Sr. Unsec. Nts., 8/15/22		9,670,000	9,597,475
Citigroup, Inc.:
6.675% Sub. Nts., 9/13/43		888,000	1,075,725
5.95% Jr. Sub. Perpetual Bonds, Series D3,12		1,912,000	1,885,710
Citizens Financial Group, Inc., 5.50% Jr. Sub. Perpetual Bonds[1,3,12]		1,924,000	1,874,697
Commerzbank AG, 8.125% Sub. Nts., 9/19/23[1]		8,695,000	10,173,933
Constellis Holdings LLC/Constellis Finance Corp., 9.75% Sr. Sec. Nts., 5/15/20[1]		6,300,000	6,095,250
Corp. Financiera de Desarrollo SA, 4.75% Sr. Unsec. Nts., 2/8/22[1]		3,975,000	4,106,175
Corpbanca SA, 3.875% Sr. Unsec. Nts., 9/22/19[1]		4,955,000	5,038,021
CorpGroup Banking SA, 6.75% Sr. Unsec. Nts., 3/15/23[1]		2,955,000	2,978,998

24  OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value
Commercial Banks (Continued)
Credit Agricole SA:
6.637% Jr. Sub. Perpetual Bonds[2,3,12]		$3,215,000	$3,359,675
8.375% Jr. Sub. Perpetual Bonds[2,3,12]		8,531,000	9,938,615
8.375% Jr. Sub. Perpetual Bonds[3,12]		8,220,000	9,576,300
Danske Bank, 5.684% Jr. Sub. Perpetual Bonds[3,12]	GBP	8,930,000	14,389,410
Export-Import Bank of India:
9.50% Sr. Unsec. Nts., 10/9/18	INR	133,000,000	2,167,725
9.70% Sr. Unsec. Nts., 11/21/18	INR	150,000,000	2,460,655
Export-Import Bank of Korea, 2.875% Sr. Unsec. Nts., 1/21/25		5,085,000	4,911,159
Grupo Aval Ltd., 4.75% Sr. Unsec. Nts., 9/26/22[1]		6,855,000	6,623,644
HBOS Capital Funding LP, 6.461% Jr. Sub. Perpetual Bonds[3,12]	GBP	4,240,000	7,113,970
HSBC Holdings plc, 6.375% Jr. Sub. Perpetual Bonds[3,12]		10,190,000	10,228,212
ICICI Bank Ltd., 6.375% Jr. Sub. Nts., 4/30/22[1,3]		2,880,000	2,974,781
ICICI Bank Ltd. (Dubai), 4.75% Sr. Unsec. Nts., 11/25/16[1]		4,065,000	4,227,397
Intesa Sanpaolo SpA, 5.017% Sub. Nts., 6/26/24[1]		10,085,000	9,802,267
JPMorgan Chase & Co., 6.75% Jr. Sub. Perpetual Bonds, Series S3,12		1,560,000	1,668,701
Krung Thai Bank PCL (Cayman Islands), 5.20% Sub. Nts., 12/26/24[3]		1,270,000	1,311,074
Lloyds Banking Group plc, 6.413% Jr. Sub. Perpetual Bonds[1,3,12]		1,702,000	1,897,730
NABARD, 8.19% Sr. Unsec. Nts., 6/8/18	INR	50,000,000	782,069
NN Group NV, 4.625% Sub. Nts., 4/8/44[3]	EUR	8,540,000	9,842,404
Rabobank Capital Funding Trust IV, 5.556% Jr. Sub. Perpetual Bonds[1,3,12]	GBP	500,000	837,338
Royal Bank of Scotland Group plc, 7.64% Jr. Sub. Perpetual Bonds, Series U3,12		11,455,000	12,296,942
Scottish Widows plc, 5.125% Jr. Sub. Perpetual Bonds[3,12]	GBP	1,710,000	2,693,555
Skandinaviska Enskilda Banken AB, 5.75% Jr. Sub. Perpetual Bonds[3,12]		10,205,000	10,055,762
Societe Generale SA:
5.922% Jr. Sub. Perpetual Bonds[1,3,12]		14,025,000	14,428,218
5.922% Jr. Sub. Perpetual Bonds[3,12]		2,705,000	2,782,769
SPCM SA, 2.875% Sr. Unsec. Nts., 6/15/23[1]	EUR	4,955,000	5,206,447
Standard Chartered plc, 6.50% Jr. Sub. Perpetual Bonds[1,3,12]		6,960,000	7,027,004
SunTrust Banks, Inc., 5.625% Jr. Sub. Perpetual Bonds[3,12]		1,812,000	1,827,855
TC Ziraat Bankasi AS, 4.25% Sr. Unsec. Nts., 7/3/19[1]		6,515,000	6,537,802
Turkiye Garanti Bankasi AS, 5.25% Sr. Unsec. Nts., 9/13/22[1]		2,540,000	2,581,148
Turkiye Halk Bankasi AS:
3.875% Sr. Unsec. Nts., 2/5/20[1]		2,550,000	2,463,478
4.75% Sr. Unsec. Nts., 6/4/19[1]		2,665,000	2,690,957
Turkiye Sise ve Cam Fabrikalari AS, 4.25% Sr. Unsec. Nts., 5/9/20[1]		2,195,000	2,158,695
Turkiye Vakiflar Bankasi TAO:
5.00% Sr. Unsec. Nts., 10/31/18[1]		2,550,000	2,620,380
6.875% Sub. Nts., 2/3/25[1,3]		3,825,000	3,777,035
Wells Fargo & Co.:
5.875% Jr. Sub. Perpetual Bonds[3,12]		675,000	691,909
5.90% Jr. Sub. Perpetual Bonds, Series S3,12		1,455,000	1,462,275
Woori Bank:
4.75% Sub. Nts., 4/30/24[1]		5,611,000	5,810,853
5.00% Jr. Sub. Nts., 6/10/45[1,3]		1,920,000	1,899,059

25  OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value
Commercial Banks (Continued)
Yapi ve Kredi Bankasi AS, 5.125% Sr. Unsec. Nts., 10/22/19[1]		$2,540,000	$2,590,874

			331,957,963

Consumer Finance—0.9%
Ahern Rentals, Inc., 7.375% Sec. Nts., 5/15/23[1]		6,305,000	6,257,712
Ally Financial, Inc.:
4.625% Sr. Unsec. Nts., 5/19/22		6,170,000	6,100,588
5.125% Sr. Unsec. Nts., 9/30/24		6,605,000	6,646,281
8.00% Sr. Unsec. Nts., 11/1/31		1,492,000	1,792,265
Capital One Financial Corp.:
3.20% Sr. Unsec. Nts., 2/5/25		1,541,000	1,455,966
5.55% Jr. Sub. Perpetual Bonds[3,12]		1,893,000	1,881,169
Discover Financial Services, 3.75% Sr. Unsec. Nts., 3/4/25		2,942,000	2,810,472
Navient Corp.:
5.875% Sr. Unsec. Nts., 10/25/24		2,220,000	2,092,350
6.125% Sr. Unsec. Nts., 3/25/24		7,960,000	7,641,600
7.25% Sr. Unsec. Nts., 1/25/22		6,570,000	6,947,775
Speedy Cash Intermediate Holdings Corp., 10.75% Sec. Nts., 5/15/18[1]		5,220,000	4,959,000
Synchrony Financial, 2.70% Sr. Unsec. Nts., 2/3/20		1,501,000	1,483,051
TMX Finance LLC/TitleMax Finance Corp., 8.50% Sr. Sec. Nts., 9/15/18[1]		6,905,000	5,696,625

			55,764,854

Diversified Financial Services—1.3%
ABN AMRO Bank NV, 4.31% Jr. Sub. Perpetual Bonds[3,12]	EUR	18,935,000	21,360,890
Baggot Securities Ltd., 10.24% Jr. Sub. Perpetual Bonds[1,12]	EUR	9,100,000	10,489,877
Banco BTG Pactual SA (Cayman Islands):
4.00% Sr. Unsec. Nts., 1/16/20[1]		6,500,000	6,126,250
5.75% Sub. Nts., 9/28/22[1]		1,140,000	1,054,500
Corp. Financiera de Desarrollo SA, 5.25% Sub. Nts., 7/15/29[1,3]		1,265,000	1,277,650
Export Credit Bank of Turkey, 5.875% Sr. Unsec. Nts., 4/24/19[1]		10,205,000	10,806,299
FTE Verwaltungs GmbH, 9% Sr. Sec. Nts., 7/15/20[1]	EUR	4,670,000	5,577,302
Global Bank Corp., 5.125% Sr. Unsec. Nts., 10/30/19[1]		4,285,000	4,362,130
InRetail Consumer, 5.25% Sr. Unsec. Nts., 10/10/21[1]		930,000	961,387
Intercorp Peru Ltd., 5.875% Sr. Unsec. Nts., 2/12/25[1]		1,180,000	1,186,962
Jefferies Finance LLC/JFIN Co.-Issuer Corp., 7.375% Sr. Unsec. Nts., 4/1/20[1]		3,755,000	3,708,062
JPMorgan Hipotecaria su Casita, 6.47% Sec. Nts., 8/26/35[2,16]	MXN	20,232,960	130,926
National Savings Bank, 8.875% Sr. Unsec. Nts., 9/18/18[1]		4,150,000	4,508,145
Odebrecht Finance Ltd., 5.25% Sr. Unsec. Nts., 6/27/29[1]		2,185,000	1,650,112
Peachtree Corners Funding Trust, 3.976% Sr. Unsec. Nts., 2/15/25[1]		992,000	984,209
Power Finance Corp., 8.29% Sr. Unsec. Nts., 6/13/18	INR	130,000,000	2,042,423
Rural Electrification Corp. Ltd., 9.04% Sr. Unsec. Nts., 10/12/19	INR	190,000,000	3,036,539
Voya Financial, Inc., 5.65% Jr. Sub. Nts., 5/15/53[3]		1,795,000	1,839,875

			81,103,538

Insurance—1.3%
Assicurazioni Generali SpA, 7.75% Sr. Sub. Nts., 12/12/42[3]	EUR	4,965,000	6,608,401

26  OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value
Insurance (Continued)
Aviva plc:
5.902% Jr. Sub. Perpetual Bonds[3,12]	GBP	1,850,000	$3,041,979
6.125% Jr. Sub. Perpetual Bonds[3,12]	GBP	8,310,000	13,776,794
AXIS Specialty Finance plc, 5.15% Sr. Unsec. Nts., 4/1/45		1,433,000	1,454,410
CNO Financial Group, Inc., 4.50% Sr. Unsec. Nts., 5/30/20		6,170,000	6,277,975
Five Corners Funding Trust, 4.419% Unsec. Nts., 11/15/23[1]		1,403,000	1,449,862
HUB International Ltd., 7.875% Sr. Unsec. Nts., 10/1/21[1]		8,130,000	8,312,925
Liberty Mutual Group, Inc.:
4.25% Sr. Unsec. Nts., 6/15/23[1]		1,650,000	1,697,563
4.85% Sr. Unsec. Nts., 8/1/44[1]		1,077,000	1,040,835
Lincoln National Corp., 6.05% Jr. Unsec. Sub. Nts., 4/20/67[3]		1,807,000	1,639,852
MetLife, Inc., 5.25% Jr. Sub. Perpetual Bonds[3,12]		1,336,000	1,327,650
National Financial Partners Corp., 9% Sr. Unsec. Nts., 7/15/21[1]		7,546,000	7,479,972
Prudential Financial, Inc., 5.375% Jr. Sub. Nts., 5/15/45[3]		1,514,000	1,491,290
Swiss Re Capital I LP, 6.854% Jr. Sub. Perpetual Bonds[2,3,12]		5,265,000	5,430,848
Swiss Reinsurance Co. via ELM BV, 6.302% Sub. Perpetual Bonds[3,12]	GBP	8,265,000	14,009,058
TIAA Asset Management Finance Co. LLC, 4.125% Sr. Unsec. Nts., 11/1/24[1]		1,718,000	1,731,110
XLIT Ltd., 6.50% Jr. Sub. Perpetual Bonds[3,12]		1,085,000	931,071
ZFS Finance USA Trust V, 6.50% Jr. Sub. Nts., 5/9/37[2,3]		1,805,000	1,881,713

			79,583,308

Real Estate Investment Trusts (REITs)—0.7%
American Tower Corp.:
2.80% Sr. Unsec. Nts., 6/1/20		825,000	813,735
5.90% Sr. Unsec. Nts., 11/1/21		841,000	947,616
Banco Invex SA/Hipotecaria Credito y Casa SA de CV, 6.45% Sec. Nts., 3/13/34[8,16]	MXN	17,961,653	—
Communications Sales & Leasing, Inc., 8.25% Sr. Unsec. Nts., 10/15/23[1]		7,005,000	6,908,681
Corrections Corp. of America, 4.625% Sr. Unsec. Nts., 5/1/23		1,915,000	1,886,275
CTR Partnership LP/CareTrust Capital Corp., 5.875% Sr. Unsec. Nts., 6/1/21		4,965,000	5,076,712
DuPont Fabros Technology LP, 5.875% Sr. Unsec. Nts., 9/15/21		2,320,000	2,360,600
First Industrial LP, 7.50% Sr. Unsec. Nts., 12/1/17		1,627,000	1,811,608
HCP, Inc., 5.625% Sr. Unsec. Nts., 5/1/17		555,000	593,357
Health Care REIT, Inc., 2.25% Sr. Unsec. Nts., 3/15/18		389,000	391,942
Highwoods Realty LP, 7.50% Sr. Unsec. Nts., 4/15/18		1,636,000	1,868,588
Host Hotels & Resorts LP, 3.75% Sr. Unsec. Nts., 10/15/23		1,097,000	1,076,624
iStar Financial, Inc., 4.875% Sr. Unsec. Nts., 7/1/18		6,445,000	6,364,437
Outfront Media Capital LLC/Outfront Media Capital Corp., 5.875% Sr. Unsec. Nts., 3/15/25		6,140,000	6,377,925
Prologis LP, 4% Sr. Unsec. Nts., 1/15/18		974,000	1,022,527
Regency Centers LP, 5.875% Sr. Unsec. Nts., 6/15/17		212,000	229,206
TRUST F/1401, 5.25% Sr. Unsec. Nts., 12/15/24[1]		3,925,000	4,101,625
WEA Finance LLC/Westfield UK & Europe Finance plc, 1.75% Sr. Unsec. Nts., 9/15/17[1]		1,304,000	1,308,117

			43,139,575

27  OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value
Real Estate Management & Development—0.6%
Brookfield Residential Properties, Inc., 6.50% Sr. Unsec. Nts., 12/15/20[1]		$6,075,000	$6,077,552
EMG SUKUK Ltd., 4.564% Sr. Unsec. Nts., 6/18/24		4,220,000	4,359,100
Jafz Sukuk Ltd., 7% Sr. Unsec. Nts., 6/19/19		2,675,000	3,046,584
Realogy Group LLC:
7.625% Sr. Sec. Nts., 1/15/20[1]		4,400,000	4,681,600
9.00% Sr. Sec. Nts., 1/15/20[2]		2,890,000	3,128,425
Realogy Group LLC/Realogy Co.-Issuer Corp., 5.25% Sr. Unsec. Nts., 12/1/21[1]		4,975,000	5,055,844
Sukuk Funding No. 3 Ltd., 4.348% Sr. Unsec. Nts., 12/3/18		2,520,000	2,651,846
Techem GmbH, 6.125% Sr. Sec. Nts., 10/1/19[1]	EUR	3,210,000	3,749,052

			32,750,003

Thrifts & Mortgage Finance—0.4%
Housing Development Finance Corp. Ltd.:
8.70% Sr. Sec. Nts., 4/26/18	INR	190,000,000	2,986,938
8.95% Sec. Nts., 10/19/20	INR	94,000,000	1,491,130
Jefferies Finance LLC/JFIN Co.-Issuer Corp., 6.875% Sr. Unsec. Nts., 4/15/22[1]		2,335,000	2,288,300
Quicken Loans, Inc., 5.75% Sr. Unsec. Nts., 5/1/25[1]		6,435,000	6,177,600
Radian Group, Inc., 5.25% Sr. Unsec. Nts., 6/15/20		11,665,000	11,635,838

			24,579,806

Health Care—3.8%
Biotechnology—0.0%
Baxalta, Inc., 5.25% Sr. Unsec. Nts., 6/23/45[1]		561,000	563,349
Universal Hospital Services, Inc., 7.625% Sec. Nts., 8/15/20		2,035,000	1,882,375

			2,445,724

Health Care Equipment & Supplies—0.3%
Becton Dickinson & Co., 3.875% Sr. Unsec. Nts., 5/15/24		805,000	808,490
DJO Finco, Inc./DJO Finance LLC/DJO Finance Corp., 8.125% Sec. Nts., 6/15/21[1]		4,200,000	4,336,500
Hologic, Inc., 5.25% Sr. Unsec. Nts., 7/15/22[1,6]		6,870,000	7,033,163
Kinetic Concepts, Inc./KCI USA, Inc., 10.50% Sec. Nts., 11/1/18		4,560,000	4,879,291
Zimmer Biomet Holdings, Inc., 3.55% Sr. Unsec. Nts., 4/1/25		580,000	562,492

			17,619,936

Health Care Providers & Services—2.5%
Acadia Healthcare Co., Inc.:
5.625% Sr. Unsec. Nts., 2/15/23[1]		2,810,000	2,859,175
6.125% Sr. Unsec. Nts., 3/15/21		1,560,000	1,614,600
Amsurg Corp.:
5.625% Sr. Unsec. Nts., 11/30/20		1,125,000	1,150,313
5.625% Sr. Unsec. Nts., 7/15/22		2,840,000	2,875,500
Cardinal Health, Inc., 3.50% Sr. Unsec. Nts., 11/15/24		898,000	883,498
Centene Corp., 4.75% Sr. Unsec. Nts., 5/15/22		8,435,000	8,730,225
CHS/Community Health Systems, Inc.:
5.125% Sr. Sec. Nts., 8/1/21		1,805,000	1,843,356
6.875% Sr. Unsec. Nts., 2/1/22		12,910,000	13,668,463
7.125% Sr. Unsec. Nts., 7/15/20		3,340,000	3,547,080

28  OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value
Health Care Providers & Services (Continued)
DaVita HealthCare Partners, Inc.:
5.00% Sr. Unsec. Nts., 5/1/25		$3,505,000	$3,382,325
5.125% Sr. Unsec. Nts., 7/15/24		10,355,000	10,199,675
5.75% Sr. Unsec. Nts., 8/15/22		3,205,000	3,409,319
Envision Healthcare Corp., 5.125% Sr. Unsec. Nts., 7/1/22[1]		9,575,000	9,670,750
FGI Operating Co. LLC/FGI Finance, Inc., 7.875% Sec. Nts., 5/1/20		11,885,000	9,151,450
Fresenius Medical Care US Finance II, Inc.:
4.75% Sr. Unsec. Nts., 10/15/24[1]		3,930,000	3,910,350
5.875% Sr. Unsec. Nts., 1/31/22[1]		1,490,000	1,594,300
HCA, Inc.:
5.375% Sr. Unsec. Nts., 2/1/25		2,110,000	2,136,375
5.875% Sr. Unsec. Nts., 5/1/23		4,520,000	4,813,800
7.50% Sr. Unsec. Nts., 2/15/22		8,510,000	9,786,500
HealthSouth Corp., 5.75% Sr. Unsec. Nts., 11/1/24		5,905,000	6,067,388
Kindred Healthcare, Inc., 6.375% Sr. Unsec. Nts., 4/15/22		4,220,000	4,230,550
Laboratory Corp. of America Holdings, 3.60% Sr. Unsec. Nts., 2/1/25		2,730,000	2,607,065
LifePoint Health, Inc., 5.50% Sr. Unsec. Nts., 12/1/21		6,785,000	7,022,475
McKesson Corp., 4.883% Sr. Unsec. Nts., 3/15/44		783,000	780,086
Medco Health Solutions, Inc., 7.125% Sr. Unsec. Nts., 3/15/18		800,000	910,779
OCP SA, 4.50% Sr. Unsec. Nts., 10/22/25[1]		2,735,000	2,608,506
Omnicare, Inc., 4.75% Sr. Unsec. Nts., 12/1/22		5,295,000	5,639,175
Select Medical Corp., 6.375% Sr. Unsec. Nts., 6/1/21		5,825,000	5,912,375
Tenet Healthcare Corp.:
6.75% Sr. Unsec. Nts., 6/15/23[1]		13,510,000	13,805,531
8.125% Sr. Unsec. Nts., 4/1/22		4,355,000	4,779,613
Universal Health Services, Inc., 4.75% Sr. Sec. Nts., 8/1/22[1]		3,000,000	3,095,625

			152,686,222

Life Sciences Tools & Services—0.1%
Quintiles Transnational Corp., 4.875% Sr. Unsec. Nts., 5/15/23[1]		4,905,000	4,941,788

Pharmaceuticals—0.9%
AbbVie, Inc.:
3.60% Sr. Unsec. Nts., 5/14/25		940,000	929,557
4.70% Sr. Unsec. Nts., 5/14/45		376,000	372,293
Actavis Funding SCS:
1.85% Sr. Unsec. Nts., 3/1/17		1,935,000	1,944,987
3.80% Sr. Unsec. Nts., 3/15/25		1,647,000	1,618,675
4.75% Sr. Unsec. Nts., 3/15/45		814,000	774,558
Almirall SA, 4.625% Sr. Unsec. Nts., 4/1/21	EUR	4,330,000	5,027,006
Concordia Healthcare Corp., 7% Sr. Unsec. Nts., 4/15/23[1]		4,905,000	4,917,262
Endo Finance LLC/Endo Finco, Inc., 5.375% Sr. Unsec. Nts., 1/15/23[1]		7,500,000	7,425,000
Endo Finance LLC/Endo Ltd./Endo Finco, Inc.:
6.00% Sr. Unsec. Nts., 7/15/23[1,6]		3,430,000	3,515,750
6.00% Sr. Unsec. Nts., 2/1/25[1]		660,000	674,025
Hospira, Inc.:
5.20% Sr. Unsec. Nts., 8/12/20		301,000	336,542
6.05% Sr. Unsec. Nts., 3/30/17		777,000	836,257

29  OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Pharmaceuticals (Continued)
Mallinckrodt International Finance SA/Mallinckrodt CB LLC:
4.875% Sr. Unsec. Nts., 4/15/20[1]	$3,505,000	$3,579,656
5.50% Sr. Unsec. Nts., 4/15/25[1]	3,505,000	3,412,994
5.75% Sr. Unsec. Nts., 8/1/22[1]	5,010,000	5,128,987
Valeant Pharmaceuticals International, Inc.:
5.375% Sr. Unsec. Nts., 3/15/20[1]	2,805,000	2,903,175
5.50% Sr. Unsec. Nts., 3/1/23[1]	7,025,000	7,112,813
5.875% Sr. Unsec. Nts., 5/15/23[1]	1,645,000	1,688,181
7.25% Sr. Unsec. Nts., 7/15/22[1]	4,505,000	4,803,456

		57,001,174

Industrials—7.9%
Aerospace & Defense—1.4%
Aerojet Rocketdyne Holdings, Inc., 7.125% Sec. Nts., 3/15/21	12,010,000	12,850,700
BAE Systems Holdings, Inc., 3.80% Sr. Unsec. Nts., 10/7/24[1]	1,103,000	1,108,056
BOC Aviation Pte Ltd., 3% Sr. Unsec. Nts., 3/30/20[1]	3,840,000	3,779,643
CBC Ammo LLC/CBC FinCo, Inc., 7.25% Sr. Unsec. Nts., 11/15/21[1]	12,565,000	11,842,512
Embraer Netherlands Finance BV, 5.05% Sr. Unsec. Nts., 6/15/25	3,080,000	3,087,700
Erickson, Inc., 8.25% Sec. Nts., 5/1/20	9,804,000	7,794,180
KLX, Inc., 5.875% Sr. Unsec. Nts., 12/1/22[1]	9,520,000	9,661,753
Kratos Defense & Security Solutions, Inc., 7% Sr. Sec. Nts., 5/15/19	7,560,000	6,926,850
L-3 Communications Corp., 1.50% Sr. Unsec. Nts., 5/28/17	519,000	515,601
LMI Aerospace, Inc., 7.375% Sec. Nts., 7/15/19	6,525,000	6,508,687
Northrop Grumman Corp., 4.75% Sr. Unsec. Nts., 6/1/43	510,000	515,361
Sequa Corp., 7% Sr. Unsec. Nts., 12/15/17[2]	7,194,000	4,927,890
Spirit AeroSystems, Inc., 5.25% Sr. Unsec. Nts., 3/15/22	6,510,000	6,754,125
Triumph Group, Inc., 5.25% Sr. Unsec. Nts., 6/1/22	7,700,000	7,642,250

		83,915,308

Air Freight & Couriers—0.7%
CEVA Group plc, 7% Sr. Sec. Nts., 3/1/21[1]	23,940,000	23,221,800
Kazakhstan Temir Zholy Finance BV, 6.95% Sr. Unsec. Nts., 7/10/42[1]	560,000	542,091
Pelabuhan Indonesia II PT, 4.25% Sr. Unsec. Nts., 5/5/25[1]	2,740,000	2,582,176
SPL Logistics Escrow LLC/SPL Logistics Finance Corp., 8.875% Sr. Sec. Nts., 8/1/20[1]	9,365,000	9,973,725
XPO Logistics, Inc., 7.875% Sr. Unsec. Nts., 9/1/19[1]	5,625,000	6,039,844

		42,359,636

Airlines—0.4%
Air Canada, 6.75% Sr. Sec. Nts., 10/1/19[1]	11,810,000	12,548,125
Air Medical Merger Sub Corp., 6.375% Sr. Unsec. Nts., 5/15/23[1]	3,505,000	3,312,225
Emirates Airline, 4.50% Sr. Unsec. Nts., 2/6/25[1]	3,666,663	3,708,830
US Airways 2011-1 Class A Pass Through Trust, 7.125% Pass- Through Certificates, 10/22/23	3,864,248	4,482,528

		24,051,708

Building Products—0.4%
Building Materials Corp. of America:
5.375% Sr. Unsec. Nts., 11/15/24[1]	5,665,000	5,590,505
6.75% Sr. Unsec. Nts., 5/1/21[1]	7,285,000	7,621,931

30  OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value
Building Products (Continued)
Nortek, Inc., 8.50% Sr. Unsec. Nts., 4/15/21		$11,515,000	$12,349,837
Owens Corning, 4.20% Sr. Unsec. Nts., 12/15/22		1,598,000	1,620,291

			27,182,564

Commercial Services & Supplies—1.4%
ADT Corp. (The), 5.25% Sr. Unsec. Nts., 3/15/20		3,410,000	3,589,025
Affinion Group, Inc., 7.875% Sr. Unsec. Nts., 12/15/18		9,880,000	6,619,600
Cenveo Corp.:
6.00% Sr. Sec. Nts., 8/1/19[1]		8,790,000	8,306,550
8.50% Sec. Nts., 9/15/22[1]		7,655,000	6,430,200
First Data Corp., 6.75% Sr. Sec. Nts., 11/1/20[1]		13,005,000	13,777,237
Monitronics International, Inc., 9.125% Sr. Unsec. Nts., 4/1/20		9,645,000	9,355,650
Pitney Bowes, Inc., 4.625% Sr. Unsec. Nts., 3/15/24		2,221,000	2,241,002
Quad/Graphics, Inc., 7% Sr. Unsec. Nts., 5/1/22		8,255,000	8,069,262
R.R. Donnelley & Sons Co.:
7.625% Sr. Unsec. Nts., 6/15/20		1,685,000	1,899,837
7.875% Sr. Unsec. Nts., 3/15/21		6,665,000	7,548,113
West Corp., 5.375% Sr. Unsec. Nts., 7/15/22[1]		20,845,000	19,568,244

			87,404,720

Electrical Equipment—0.4%
EnerSys, 5% Sr. Unsec. Nts., 4/30/23[1]		6,305,000	6,267,548
General Cable Corp., 5.75% Sr. Unsec. Nts., 10/1/22		7,945,000	7,488,163
Sensata Technologies BV:
4.875% Sr. Unsec. Nts., 10/15/23[1]		993,000	984,311
5.625% Sr. Unsec. Nts., 11/1/24[1]		8,190,000	8,466,413

			23,206,435

Industrial Conglomerates—0.3%
Alfa SAB de CV, 5.25% Sr. Unsec. Nts., 3/25/24[1]		2,615,000	2,693,450
CITIC Ltd.:
6.625% Sr. Unsec. Nts., 4/15/21		1,270,000	1,453,515
6.80% Sr. Unsec. Nts., 1/17/23		1,270,000	1,471,422
7.875% Sub. Perpetual Bonds[3,12]		1,270,000	1,323,975
General Electric Capital Corp., 6.25% Jr. Sub. Perpetual Bonds, Series B3,12		3,971,000	4,348,245
KOC Holding AS, 3.50% Sr. Unsec. Nts., 4/24/20[1]		5,870,000	5,767,745
Synchrony Financial, 4.25% Sr. Unsec. Nts., 8/15/24		446,000	448,115

			17,506,467

Machinery—1.1%
Actuant Corp., 5.625% Sr. Unsec. Nts., 6/15/22		4,950,000	5,061,375
Amsted Industries, Inc., 5% Sr. Unsec. Nts., 3/15/22[2]		9,160,000	9,194,350
Cleaver-Brooks, Inc., 8.75% Sr. Sec. Nts., 12/15/19[1]		8,635,000	8,548,650
EnPro Industries, Inc., 5.875% Sr. Unsec. Nts., 9/15/22		5,690,000	5,818,025
Ingersoll-Rand Global Holding Co. Ltd., 4.25% Sr. Unsec. Nts., 6/15/23		1,490,000	1,545,359
Joy Global, Inc., 6% Sr. Unsec. Nts., 11/15/16		322,000	341,544
KION Finance SA, 6.75% Sr. Sec. Nts., 2/15/20[1]	EUR	4,990,000	5,894,095
Meritor, Inc., 6.25% Sr. Unsec. Nts., 2/15/24		10,795,000	10,714,038

31  OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value
Machinery (Continued)
Navistar International Corp., 8.25% Sr. Unsec. Nts., 11/1/21		$6,985,000	$6,670,675
SKF AB, 2.375% Sr. Unsec. Nts., 10/29/20	EUR	805,000	952,720
Terex Corp., 6% Sr. Unsec. Nts., 5/15/21		5,730,000	5,787,300
Xerium Technologies, Inc., 8.875% Sr. Unsec. Nts., 6/15/18		5,745,000	5,956,847

			66,484,978

Marine—0.1%
Navios Maritime Holdings, Inc./Navios Maritime Finance II US, Inc., 7.375% Sr. Nts., 1/15/22[1]		4,220,000	3,671,400

Professional Services—0.1%
FTI Consulting, Inc., 6% Sr. Unsec. Nts., 11/15/22		8,420,000	8,809,425

Road & Rail—0.5%
Avis Budget Car Rental LLC/Avis Budget Finance, Inc., 5.25% Sr. Unsec. Nts., 3/15/25[1]		6,300,000	5,937,750
Burlington Northern Santa Fe LLC, 3% Sr. Unsec. Nts., 3/15/23		1,491,000	1,457,278
CAR, Inc., 6.125% Sr. Unsec. Nts., 2/4/20[1]		3,820,000	3,915,500
ERAC USA Finance LLC, 4.50% Sr. Unsec. Nts., 2/15/45[1]		562,000	516,616
Kazakhstan Temir Zholy Finance BV, 6.375% Sr. Unsec. Nts., 10/6/20[1]		2,870,000	3,022,742
Kenan Advantage Group, Inc. (The), 8.375% Sr. Unsec. Nts., 12/15/18[2]		5,360,000	5,594,500
Penske Truck Leasing Co. LP/PTL Finance Corp., 2.50% Sr. Unsec. Nts., 3/15/16[1]		1,874,000	1,887,322
Transnet SOC Ltd., 4% Sr. Unsec. Nts., 7/26/22[1]		6,360,000	6,139,944

			28,471,652

Trading Companies & Distributors—0.9%
Air Lease Corp., 3.875% Sr. Unsec. Nts., 4/1/21		1,842,000	1,865,025
American Builders & Contractors Supply Co., Inc., 5.625% Sr. Unsec. Nts., 4/15/21[1]		6,000,000	6,135,000
Fly Leasing Ltd.:
6.375% Sr. Unsec. Nts., 10/15/21		5,555,000	5,638,325
6.75% Sr. Unsec. Nts., 12/15/20		9,130,000	9,426,725
HD Supply, Inc.:
5.25% Sr. Sec. Nts., 12/15/21[1]		12,890,000	13,115,575
7.50% Sr. Unsec. Nts., 7/15/20		3,575,000	3,798,437
International Lease Finance Corp., 5.875% Sr. Unsec. Nts., 8/15/22		1,671,000	1,810,946
Jurassic Holdings III, Inc., 6.875% Sec. Nts., 2/15/21[1]		11,305,000	8,832,031
United Rentals North America, Inc., 4.625% Sr. Sec. Nts., 7/15/23		6,310,000	6,211,249

			56,833,313

Transportation Infrastructure—0.2%
DP World Ltd.:
3.25% Sr. Unsec. Nts., 5/18/20[1]		2,280,000	2,268,600
6.85% Sr. Unsec. Nts., 7/2/37[1]		5,280,000	5,792,160
Empresa de Transporte de Pasajeros Metro SA, 4.75% Unsec. Nts., 2/4/24[1]		2,170,000	2,308,138
Sydney Airport Finance Co. Pty Ltd., 3.375% Sr. Sec. Nts., 4/30/25[1]		2,705,000	2,603,825

			12,972,723

32  OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value
Information Technology—3.7%
Communications Equipment—0.9%
Alcatel-Lucent USA, Inc., 6.75% Sr. Unsec. Nts., 11/15/20[1]		$11,020,000	$11,694,975
Avaya, Inc., 7% Sr. Sec. Nts., 4/1/19[1]		12,715,000	12,492,487
Blue Coat Holdings, Inc., 8.375% Sr. Unsec. Nts., 6/1/23[1]		5,485,000	5,594,700
CommScope Technologies Finance LLC, 6% Sr. Unsec. Nts., 6/15/25[1]		2,740,000	2,736,575
Infor US, Inc., 6.50% Sr. Unsec. Nts., 5/15/22[1]		6,300,000	6,441,750
Motorola Solutions, Inc., 3.50% Sr. Unsec. Nts., 3/1/23		1,355,000	1,278,509
Plantronics, Inc., 5.50% Sr. Unsec. Nts., 5/31/23[1]		2,055,000	2,085,825
Project Homestake Merger Corp., 8.875% Sr. Unsec. Nts., 3/1/23[1]		4,900,000	4,765,250
QUALCOMM, Inc., 3.45% Sr. Unsec. Nts., 5/20/25		1,809,000	1,762,268
ViaSat, Inc., 6.875% Sr. Unsec. Nts., 6/15/20		4,282,000	4,538,920

			53,391,259
Electronic Equipment, Instruments, & Components—0.4%
Anixter, Inc., 5.625% Sr. Unsec. Nts., 5/1/19		5,420,000	5,779,075
Arrow Electronics, Inc., 3.50% Sr. Unsec. Nts., 4/1/22		1,950,000	1,920,574
Belden, Inc., 5.50% Sr. Sub. Nts., 9/1/22[1]		6,360,000	6,344,100
CDW LLC/CDW Finance Corp., 5% Sr. Unsec. Nts., 9/1/23		2,105,000	2,073,425
Flextronics International Ltd., 4.75% Sr. Unsec. Nts., 6/15/25[1]		1,495,000	1,484,984
Zebra Technologies Corp., 7.25% Sr. Unsec. Nts., 10/15/22[1]		5,870,000	6,368,950

			23,971,108
Internet Software & Services—0.7%
Alibaba Group Holding Ltd.:
2.50% Sr. Unsec. Nts., 11/28/19[1]		4,310,000	4,263,900
3.125% Sr. Unsec. Nts., 11/28/21[1]		8,140,000	8,046,691
4.50% Sr. Unsec. Nts., 11/28/34[1]		1,780,000	1,710,617
Cerved Group SpA, 6.375% Sr. Sec. Nts., 1/15/20[1]	EUR	6,920,000	8,082,386
EarthLink Holdings Corp., 7.375% Sr. Sec. Nts., 6/1/20		11,145,000	11,646,525
Equinix, Inc.:
4.875% Sr. Unsec. Nts., 4/1/20		2,335,000	2,370,025
5.375% Sr. Unsec. Nts., 1/1/22		4,420,000	4,453,150
IAC/InterActiveCorp, 4.75% Sr. Unsec. Nts., 12/15/22		1,470,000	1,446,113
VeriSign, Inc., 5.25% Sr. Unsec. Nts., 4/1/25[1]		1,955,000	1,955,000

			43,974,407
IT Services—0.5%
Ceridian HCM Holding, Inc., 11% Sr. Unsec. Nts., 3/15/21[1]		700,000	742,875
Fidelity National Information Services, Inc., 3.50% Sr. Unsec. Nts., 4/15/23		906,000	879,761
First Data Corp.:
8.25% Sec. Nts., 1/15/21[1]		11,525,000	12,187,687
10.625% Sr. Unsec. Nts., 6/15/21		12,040,000	13,364,400
Harland Clarke Holdings Corp., 6.875% Sr. Sec. Nts., 3/1/20[1]		5,845,000	5,640,425
Xerox Corp.:
2.95% Sr. Unsec. Nts., 3/15/17		667,000	683,365
6.75% Sr. Unsec. Nts., 2/1/17		332,000	357,720

			33,856,233

33  OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Semiconductors & Semiconductor Equipment—0.4%
Freescale Semiconductor, Inc., 6% Sr. Sec. Nts., 1/15/22[1]	$13,415,000	$14,253,437
Micron Technology, Inc.:
5.25% Sr. Unsec. Nts., 8/1/23[1]	7,955,000	7,646,744
5.50% Sr. Unsec. Nts., 2/1/25[1]	1,905,000	1,789,748
5.875% Sr. Unsec. Nts., 2/15/22	4,160,000	4,232,800

		27,922,729
Software—0.6%
Activision Blizzard, Inc., 5.625% Sr. Unsec. Nts., 9/15/21[1]	2,385,000	2,504,250
Autodesk, Inc., 4.375% Sr. Unsec. Nts., 6/15/25	560,000	561,751
Blackboard, Inc., 7.75% Sr. Unsec. Nts., 11/15/19[2]	5,170,000	4,885,650
BMC Software Finance, Inc., 8.125% Sr. Unsec. Nts., 7/15/21[1]	5,471,000	4,452,026
Interactive Data Corp., 5.875% Sr. Unsec. Nts., 4/15/19[1]	11,975,000	12,079,781
Italics Merger Sub, Inc., 7.125% Sr. Unsec. Nts., 7/15/23[1]	6,170,000	6,108,300
Open Text Corp., 5.625% Sr. Unsec. Nts., 1/15/23[1]	1,788,000	1,774,590
Oracle Corp., 3.40% Sr. Unsec. Nts., 7/8/24	1,310,000	1,312,954
TIBCO Software, Inc., 11.375% Sr. Unsec. Nts., 12/1/21[1]	2,195,000	2,189,513

		35,868,815
Technology Hardware, Storage & Peripherals—0.2%
Apple, Inc., 4.375% Sr. Unsec. Nts., 5/13/45	1,022,000	1,007,383
Denali Borrower LLC/Denali Finance Corp., 5.625% Sr. Sec. Nts., 10/15/20[1]	9,130,000	9,620,738

		10,628,121
Materials—5.1%
Chemicals—1.5%
ADS Waste Holdings, Inc., 8.25% Sr. Unsec. Nts., 10/1/20	3,460,000	3,598,400
Agrium, Inc.:
3.375% Sr. Unsec. Nts., 3/15/25	774,000	736,288
4.125% Sr. Unsec. Nts., 3/15/35	388,000	347,010
Braskem Finance Ltd.:
5.375% Sr. Unsec. Nts., 5/2/22[1]	2,865,000	2,645,827
6.45% Sr. Unsec. Nts., 2/3/24	2,050,000	1,942,375
Chemours Co.:
6.625% Sr. Unsec. Nts., 5/15/23[1]	3,500,000	3,399,375
7.00% Sr. Unsec. Nts., 5/15/25[1]	7,600,000	7,391,000
Eastman Chemical Co., 3% Sr. Unsec. Nts., 12/15/15	797,000	804,226
Hexion, Inc., 6.625% Sr. Sec. Nts., 4/15/20	8,275,000	7,633,687
Huntsman International LLC, 5.125% Sr. Unsec. Nts., 11/15/22[1]	6,755,000	6,670,562
INEOS Group Holdings SA:
5.875% Sec. Nts., 2/15/19[1]	2,195,000	2,214,206
6.125% Sr. Unsec. Nts., 8/15/18[1]	4,605,000	4,720,125
LYB International Finance BV, 5.25% Sr. Unsec. Nts., 7/15/43	535,000	545,133
Methanex Corp., 4.25% Sr. Unsec. Nts., 12/1/24	1,075,000	1,066,298
Mexichem SAB de CV:
4.875% Sr. Unsec. Nts., 9/19/22[1]	5,075,000	5,265,313
5.875% Sr. Unsec. Nts., 9/17/44[1]	3,110,000	2,892,300
Momentive Performance Materials, Inc., 3.88% Sr. Sec. Nts., 10/24/21	5,160,000	4,656,900
NOVA Chemicals Corp., 5% Sr. Unsec. Nts., 5/1/25[1]	5,175,000	5,207,344

34  OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value
Chemicals (Continued)
ONGC Videsh Ltd.:
2.75% Sr. Unsec. Nts., 7/15/21	EUR	3,010,000	$3,385,061
4.625% Sr. Unsec. Nts., 7/15/24		2,860,000	2,912,856
Platform Specialty Products Corp., 6.50% Sr. Unsec. Nts., 2/1/22[1]		5,890,000	6,110,875
Rockwood Specialties Group, Inc., 4.625% Sr. Unsec. Nts., 10/15/20		1,815,000	1,892,138
Techniplas LLC, 10% Sr. Sec. Nts., 5/1/20[1]		6,995,000	7,082,438
Tronox Finance LLC, 6.375% Sr. Unsec. Nts., 8/15/20		6,020,000	5,613,650

			88,733,387
Construction Materials—0.4%
Cemex SAB de CV:
4.375% Sr. Sec. Nts., 3/5/23[1]	EUR	1,365,000	1,469,459
4.75% Sr. Sec. Nts., 1/11/22[1]	EUR	755,000	847,688
5.70% Sr. Sec. Nts., 1/11/25[1]		1,690,000	1,615,978
CRH America, Inc., 5.125% Sr. Unsec. Nts., 5/18/45[1]		523,000	517,298
Elementia SAB de CV, 5.50% Sr. Unsec. Nts., 1/15/25[1]		1,320,000	1,343,100
HeidelbergCement Finance Luxembourg SA:
3.25% Sr. Unsec. Nts., 10/21/21	EUR	1,890,000	2,243,035
7.50% Sr. Unsec. Nts., 4/3/20	EUR	1,720,000	2,391,079
8.00% Sr. Unsec. Nts., 1/31/17	EUR	1,980,000	2,439,242
James Hardie International Finance Ltd., 5.875% Sr. Unsec. Nts., 2/15/23[1]		1,747,000	1,808,145
Lafarge SA:
4.75% Sr. Unsec. Nts., 9/30/20	EUR	2,790,000	3,599,764
5.375% Sr. Unsec. Nts., 6/26/17	EUR	1,490,000	1,806,359
Pontis III Ltd., 4.843%, Sr. Sec. Nts., 6/8/25[1]		2,545,000	2,545,000
Union Andina de Cementos SAA, 5.875% Sr. Unsec. Nts., 10/30/21[1]		1,545,000	1,566,244

			24,192,391
Containers & Packaging—1.3%
Ardagh Packaging Finance plc/Ardagh MP Holdings USA, Inc., 7% Sr. Unsec. Nts., 11/15/20[1]		1,714,412	1,757,272
Ball Corp.:
4.00% Sr. Unsec. Nts., 11/15/23		1,880,000	1,753,100
5.00% Sr. Unsec. Nts., 3/15/22		3,675,000	3,702,562
Berry Plastics Corp.:
5.125% Sec. Nts., 7/15/23		6,160,000	6,021,400
5.50% Sec. Nts., 5/15/22		9,845,000	9,906,531
Coveris Holdings SA, 7.875% Sr. Unsec. Nts., 11/1/19[1]		6,765,000	6,765,000
Crown Americas LLC/Crown Americas Capital Corp. IV, 4.50% Sr. Unsec. Nts., 1/15/23		6,360,000	6,038,057
Klabin Finance SA, 5.25% Sr. Unsec. Nts., 7/16/24[1]		4,060,000	3,966,620
Owens-Brockway Glass Container, Inc., 5% Sr. Unsec. Nts., 1/15/22[1]		3,715,000	3,682,494
Packaging Corp. of America, 4.50% Sr. Unsec. Nts., 11/1/23		1,980,000	2,042,804
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Luxembourg SA, 5.75% Sr. Sec. Nts., 10/15/20		13,305,000	13,670,887
Rock-Tenn Co., 3.50% Sr. Unsec. Unsub. Nts., 3/1/20		360,000	370,818

35  OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value
Containers & Packaging (Continued)
Sealed Air Corp.:
4.875% Sr. Unsec. Nts., 12/1/22[1]		$3,550,000	$3,510,063
5.125% Sr. Unsec. Nts., 12/1/24[1]		3,550,000	3,514,500
6.50% Sr. Unsec. Nts., 12/1/20[1]		6,780,000	7,508,850
Smurfit Kappa Acquisitions, 4.875% Sr. Sec. Nts., 9/15/18[1]		6,335,000	6,667,588

			80,878,546
Metals & Mining—1.6%
ABJA Investment Co. Pte Ltd.:
4.95% Sr. Unsec. Nts., 5/3/23	SGD	500,000	359,961
5.95% Sr. Unsec. Nts., 7/31/24		1,140,000	1,144,811
Aleris International, Inc.:
7.625% Sr. Unsec. Nts., 2/15/18		8,520,000	8,775,600
7.875% Sr. Unsec. Nts., 11/1/20		8,850,000	9,226,125
ArcelorMittal:
2.875% Sr. Unsec. Nts., 7/6/20	EUR	5,985,000	6,560,635
5.25% Sr. Unsec. Nts., 2/25/17		6,410,000	6,674,412
Constellium NV, 5.75% Sr. Unsec. Nts., 5/15/24[1]		7,260,000	6,497,700
First Quantum Minerals Ltd., 7.25% Sr. Unsec. Nts., 5/15/22[1]		6,185,000	5,922,137
FMG Resources August 2006 Pty Ltd., 8.25% Sr. Unsec. Nts., 11/1/19[1]		3,575,000	3,029,812
Freeport-McMoRan, Inc., 3.875% Sr. Unsec. Nts., 3/15/23		625,000	567,991
Gestamp Funding Luxembourg SA:
5.875% Sr. Sec. Nts., 5/31/20[1]	EUR	5,550,000	6,482,446
5.875% Sr. Sec. Nts., 5/31/20	EUR	320,000	373,813
Glencore Finance Canada Ltd.:
3.60% Sr. Unsec. Nts., 1/15/17[1]		1,564,000	1,605,735
4.95% Sr. Unsec. Nts., 11/15/21[1]		4,835,000	5,078,964
Glencore Funding LLC:
4.125% Sr. Unsec. Nts., 5/30/23[1]		8,455,000	8,182,800
4.625% Sr. Unsec. Nts., 4/29/24[1]		714,000	709,362
Goldcorp, Inc., 5.45% Sr. Unsec. Nts., 6/9/44		518,000	493,263
JMC Steel Group, Inc., 8.25% Sr. Nts., 3/15/18[1]		5,050,000	4,639,688
Metalloinvest Finance Ltd., 5.625% Unsec. Nts., 4/17/20[1]		995,000	915,281
Southern Copper Corp., 3.875% Sr. Unsec. Nts., 4/23/25		1,915,000	1,849,201
Steel Dynamics, Inc., 5.125% Sr. Unsec. Nts., 10/1/21		3,780,000	3,806,460
Thompson Creek Metals Co., Inc., 7.375% Sr. Unsec. Nts., 6/1/18		3,300,000	2,722,500
Vedanta Resources plc, 8.25% Sr. Unsec. Nts., 6/7/21[1]		7,135,000	7,296,037
Wise Metals Group LLC/Wise Alloys Finance Corp., 8.75% Sr. Sec. Nts., 12/15/18[1]		4,770,000	5,062,163
Yamana Gold, Inc., 4.95% Sr. Unsec. Nts., 7/15/24		915,000	881,742

			98,858,639
Paper & Forest Products—0.3%
Fibria Overseas Finance Ltd., 5.25% Sr. Unsec. Nts., 5/12/24		3,370,000	3,386,850
International Paper Co., 4.80% Sr. Unsec. Nts., 6/15/44		761,000	705,844
Inversiones CMPC SA:
4.75% Sr. Unsec. Nts., 9/15/24[1]		2,960,000	2,999,353
6.125% Sr. Unsec. Nts., 11/5/19[1]		765,000	855,050
PaperWorks Industries, Inc., 9.50% Sr. Sec. Nts., 8/15/19[1]		5,695,000	5,687,881
Sappi Papier Holding GmbH, 6.625% Sr. Sec. Nts., 4/15/21[1]		5,190,000	5,410,575

36  OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Paper & Forest Products (Continued)
Suzano Trading Ltd., 5.875% Sr. Unsec. Nts., 1/23/21[1]	$1,410,000	$1,459,350

		20,504,903
Telecommunication Services—3.4%
Diversified Telecommunication Services—2.4%
AT&T, Inc., 4.35% Sr. Unsec. Nts., 6/15/45	2,772,000	2,374,431
British Telecommunications plc, 9.625% Sr. Unsec. Nts., 12/15/30	1,128,000	1,675,104
CenturyLink, Inc., 6.45% Sr. Unsec. Nts., 6/15/21	7,585,000	7,679,812
Cequel Communications Holdings I LLC/Cequel Capital Corp., 6.375% Sr. Unsec. Nts., 9/15/20[1]	19,210,000	19,152,370
Colombia Telecomunicaciones SA ESP:
5.375% Sr. Unsec. Nts., 9/27/22[1]	1,890,000	1,878,187
8.50% Sub. Perpetual Bonds[1,3,12]	1,080,000	1,122,336
Columbus International, Inc., 7.375% Sr. Unsec. Nts., 3/30/21[1]	2,450,000	2,642,937
Deutsche Telekom International Finance BV, 5.75% Sr. Unsec. Nts., 3/23/16	1,800,000	1,862,285
Digicel Ltd., 6.75% Sr. Unsec. Nts., 3/1/23[1]	8,640,000	8,491,392
FairPoint Communications, Inc., 8.75% Sr. Sec. Nts., 8/15/19[1]	6,385,000	6,664,344
Frontier Communications Corp.:
7.125% Sr. Unsec. Nts., 1/15/23	6,580,000	5,872,650
7.625% Sr. Unsec. Nts., 4/15/24	1,760,000	1,562,000
Intelsat Luxembourg SA, 7.75% Sr. Unsec. Nts., 6/1/21	8,845,000	7,418,744
Koninklijke KPN NV, 8.375% Sr. Unsec. Nts., 10/1/30	8,660,000	11,800,229
Level 3 Financing, Inc., 5.625% Sr. Unsec. Nts., 2/1/23[1]	5,830,000	5,910,163
Orange SA, 2.75% Sr. Unsec. Nts., 9/14/16	501,000	510,169
Telecom Italia Capital SA, 7.721% Sr. Unsec. Unsub. Nts., 6/4/38	18,465,000	20,865,450
Telefonica Emisiones SAU, 7.045% Sr. Unsec. Unsub. Nts., 6/20/36	680,000	835,291
T-Mobile USA, Inc.:
6.25% Sr. Unsec. Nts., 4/1/21	8,025,000	8,245,688
6.625% Sr. Unsec. Nts., 11/15/20	6,365,000	6,635,513
Turk Telekomunikasyon AS, 3.75% Sr. Unsec. Nts., 6/19/19[1]	3,025,000	3,026,376
Verizon Communications, Inc.:
3.50% Sr. Unsec. Nts., 11/1/24	750,000	729,844
4.50% Sr. Unsec. Nts., 9/15/20	3,807,000	4,107,768
4.522% Sr. Unsec. Nts., 9/15/48[1]	1,055,000	933,043
5.012% Sr. Unsec. Nts., 8/21/54	435,000	399,251
Windstream Services LLC:
6.375% Sr. Unsec. Nts., 8/1/23	3,485,000	2,876,868
7.75% Sr. Unsec. Nts., 10/1/21	6,545,000	6,021,400
Zayo Group LLC/Zayo Capital, Inc., 6% Sr. Unsec. Nts., 4/1/23[1]	6,320,000	6,258,064

		147,551,709
Wireless Telecommunication Services—1.0%
America Movil SAB de CV, 4.375% Sr. Unsec. Unsub. Nts., 7/16/42	684,000	636,913
Bharti Airtel Ltd., 4.375% Sr. Unsec. Nts., 6/10/25[1]	5,120,000	5,054,464
Digicel Group Ltd., 7.125% Sr. Unsec. Nts., 4/1/22[1]	2,845,000	2,681,413
Empresa Nacional de Telecomunicaciones SA, 4.75% Sr. Unsec. Nts., 8/1/26[1]	2,815,000	2,770,661
Millicom International Cellular SA, 6% Sr. Unsec. Nts., 3/15/25[1]	2,220,000	2,154,610

37  OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value
Wireless Telecommunication Services (Continued)
Mobile Telesystems OJSC via MTS International Funding Ltd., 5%
Sr. Unsec. Nts., 5/30/23[1]		$2,880,000	$2,581,920
Sprint Corp., 7.875% Sr. Unsec. Nts., 9/15/23		12,560,000	12,277,400
Telefonica Europe BV, 6.75% Jr. Sub. Perpetual Bonds[3,12]	GBP	11,930,000	19,754,993
Telekom Austria AG, 5.625% Jr. Sub. Perpetual Bonds[3,12]	EUR	6,280,000	7,441,126
Wind Acquisition Finance SA, 4% Sr. Sec. Nts., 7/15/20[1]	EUR	6,655,000	7,424,661

			62,778,161
Utilities—4.0%
Electric Utilities—2.1%
American Transmission Systems, Inc., 5% Sr. Unsec. Nts., 9/1/44[1]		476,000	483,858
E.CL SA, 4.50% Sr. Unsec. Nts., 1/29/25[1]		2,135,000	2,144,432
EDP Finance BV:
5.25% Sr. Unsec. Nts., 1/14/21[1]		14,341,000	15,054,752
6.00% Sr. Unsec. Nts., 2/2/18[1]		1,640,000	1,761,132
Electricite de France SA:
5.25% Jr. Sub. Perpetual Bonds[1,3,12]		6,610,000	6,643,050
5.625% Jr. Sub. Perpetual Bonds[1,3,12]		3,235,000	3,302,126
6.00% Jr. Sub. Perpetual Bonds[3,12]	GBP	2,880,000	4,601,974
Empresas Publicas de Medellin ESP, 7.625% Sr. Unsec. Nts., 7/29/19[1]		5,305,000	6,193,587
EnBW Energie Baden-Wuerttemberg AG, 3.625% Jr. Sub. Nts., 4/2/76[3]	EUR	9,465,000	10,442,008
Enel Finance International NV, 6.25% Sr. Unsec. Nts., 9/15/17[1]		1,720,000	1,883,804
Enel SpA, 5% Sub. Nts., 1/15/75[3]	EUR	11,205,000	13,107,482
Eskom Holdings SOC Ltd.:
6.75% Sr. Unsec. Nts., 8/6/23[1]		3,970,000	4,044,358
7.125% Sr. Unsec. Nts., 2/11/25[1]		2,545,000	2,580,070
Exelon Corp., 3.95% Sr. Unsec. Nts., 6/15/25		1,853,000	1,864,841
Iberdrola International BV, 5.75% Jr. Sub. Perpetual Bonds[3,12]	EUR	8,015,000	9,623,379
Israel Electric Corp. Ltd.:
6.875% Sr. Sec. Nts., 6/21/23[1]		3,205,000	3,664,918
7.25% Sr. Sec. Nts., 1/15/19[1]		9,365,000	10,605,862
ITC Holdings Corp., 5.30% Sr. Unsec. Nts., 7/1/43		1,043,000	1,114,760
MMC Energy. Inc., 8.875% Sr. Unsec. Nts., 10/15/20[8,15]		3,950,000	4
National Power Corp., 5.875% Sr. Unsec. Nts., 12/19/16	PHP	421,000,000	9,687,015
NextEra Energy Capital Holdings, Inc., 1.586% Sr. Unsec. Nts., 6/1/17		1,893,000	1,896,120
Perusahaan Listrik Negara PT, 5.50% Sr. Unsec. Nts., 11/22/21[1]		11,545,000	12,266,563
Power Grid Corp. of India Ltd., 8.70% Sec. Nts., 7/15/18	INR	90,000,000	1,420,700
PPL Capital Funding, Inc., 4.20% Sr. Sec. Nts., 6/15/22		3,249,000	3,419,966
Public Service Co. of New Mexico, 7.95% Sr. Unsec. Nts., 5/15/18		1,570,000	1,827,268
Trans-Allegheny Interstate Line Co., 3.85% Sr. Unsec. Nts., 6/1/25[1]		1,195,000	1,187,633

			130,821,662
Gas Utilities—0.3%
Empresa de Energia de Bogota SA, 6.125% Sr. Unsec. Nts., 11/10/21[1]		5,150,000	5,459,000
Ferrellgas LP/Ferrellgas Finance Corp., 6.50% Sr. Unsec. Nts., 5/1/21		3,896,000	3,905,740
Gas Natural de Lima y Callao SA, 4.375% Sr. Unsec. Nts., 4/1/23[1]		2,525,000	2,487,125

38  OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value
Gas Utilities (Continued)
Perusahaan Gas Negara Persero Tbk PT, 5.125% Sr. Unsec. Nts., 5/16/24[1]		$4,845,000	$4,884,826

			16,736,691
Independent Power and Renewable Electricity Producers—1.1%
AES Corp., 7.375% Sr. Unsec. Nts., 7/1/21		3,745,000	4,128,862
Atlantic Power Corp., 9% Sr. Unsec. Nts., 11/15/18		4,230,000	4,436,424
Calpine Corp.:
5.375% Sr. Unsec. Nts., 1/15/23		3,495,000	3,451,312
7.875% Sr. Sec. Nts., 1/15/23[1]		2,767,000	3,002,195
Colbun SA, 4.50% Sr. Unsec. Nts., 7/10/24[1]		2,930,000	2,929,546
Comision Federal de Electricidad, 4.875% Sr. Unsec. Nts., 1/15/24[1]		5,365,000	5,499,125
Dynegy, Inc.:
5.875% Sr. Unsec. Nts., 6/1/23		1,485,000	1,459,012
7.375% Sr. Unsec. Nts., 11/1/22[1]		4,420,000	4,652,050
Energy Future Intermediate Holding Co. LLC/EFIH Finance, Inc.,
11.75% Sec. Nts., 3/1/22[1,8]		4,185,323	4,776,500
GenOn Energy, Inc., 9.50% Sr. Unsec. Nts., 10/15/18		10,710,000	10,978,821
Hero Asia Investment Ltd., 2.875% Sr. Unsec. Nts., 10/3/17		1,270,000	1,279,827
Infinis plc, 7% Sr. Sec. Nts., 2/15/19[2]	GBP	5,250,000	8,620,270
Miran Mid-Atlantic Trust, 10.06% Sec. Pass-Through Certificates, Series C, 12/30/28		4,822,757	5,298,966
NRG Energy, Inc.:
6.25% Sr. Unsec. Nts., 5/1/24		2,225,000	2,219,438
6.625% Sr. Unsec. Nts., 3/15/23		5,210,000	5,392,350
NRG Yield Operating LLC, 5.375% Sr. Unsec. Nts., 8/15/24[1]		1,813,000	1,835,663
			69,960,361
Multi-Utilities—0.5%
Berkshire Hathaway Energy Co., 4.50% Sr. Unsec. Nts., 2/1/45		241,000	235,518
CMS Energy Corp., 3.875% Sr. Unsec. Nts., 3/1/24		2,220,000	2,258,211
Dominion Gas Holdings LLC, 4.60% Sr. Unsec. Nts., 12/15/44		743,000	699,404
Empresa Electrica Guacolda SA, 4.56% Sr. Unsec. Nts., 4/30/25[1]		1,920,000	1,866,514
InterGen NV, 7% Sr. Sec. Nts., 6/30/23[1]		10,570,000	9,460,150
NGG Finance plc, 4.25% Sub. Nts., 6/18/76[3]	EUR	11,530,000	13,581,641
NiSource Finance Corp., 4.80% Sr. Unsec. Nts., 2/15/44		244,000	248,854
Puget Energy, Inc., 3.65% Sr. Sec. Nts., 5/15/25[1]		935,000	915,580
			29,265,872

Total Corporate Bonds and Notes (Cost $3,742,541,594)			3,633,357,109
		Shares
Common Stocks—0.2%
Arco Capital Corp. Ltd.[2,14,15]		2,494,716	—
Entegra Etc., Series A14		16,217	4,581,302
JP Morgan International, GDR[14]		1,681,847	—
Kaiser Aluminum Corp.		1,399	116,229
Nortek, Inc.[14]		86,282	7,172,623
Premier Holdings Ltd.[14]		1,088,661	—
Revel Entertainment, Inc.[14]		62,473	—

39  OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

		Shares	Value
Common Stocks (Continued)
Wallace Theater Holdings, Inc.[2,14]		6,170	$62

Total Common Stocks (Cost $16,905,135)			11,870,216
		Units
Rights, Warrants and Certificates—0.0%
MediaNews Group, Inc. Wts., Strike Price $0.001, Exp. 3/19/17[14] (Cost $24,912,707)		88,579	—
		Principal Amount
Structured Securities—0.6%
Credit Suisse First Boston International, Moitk Total Return Linked Nts., 21%, 3/30/11[8]	RUB	196,587,000	—
Credit Suisse First Boston, Inc. (Nassau Branch), Russian Specialized Construction & Installation Administration Total Return Linked Nts., 13%, 5/24/10[8]	RUB	335,100,000	—
Deutsche Bank AG, Coriolanus Ltd. Sec. Credit Linked Bonds:
3.01% Sec. Nts., 4/30/25[1,9]		3,595,393	2,196,988
3.138% Sr. Sec. Nts., 4/30/25[1,9]		3,535,300	2,160,267
3.191% Sec. Nts., 4/30/25[1,9]		4,401,735	2,689,708
3.241% Sr. Sec. Nts., 4/30/25[1,9]		5,023,913	3,069,894
3.269% Sec. Nts., 4/30/25[1,9]		4,013,519	2,452,486
3.346% Sr. Sec. Nts., 4/30/25[1,9]		3,772,536	2,305,232
3.905% Sr. Sec. Nts., 4/30/25[1,9]		4,581,084	2,799,301
4.005% Sec. Nts., 4/30/25[1,9]		3,955,033	2,416,748
39.866% Sr. Sec. Nts., 12/31/17[2,16]	BRL	21,630,000	14,762,748
Deutsche Bank AG, Opic Reforma I Credit Linked Nts.:
Cl. 2A, 6.697%, 10/22/15[2,3]	MXN	280,257	16,222
Cl. 2B, 6.697%, 10/22/15[2,3]	MXN	490,316	28,382
Cl. 2C, 6.697%, 10/22/15[2,3]	MXN	7,392,772	427,927
Cl. 2D, 6.697%, 10/22/15[2,3]	MXN	538,775	31,187
Cl. 2E, 6.697%, 10/22/15[2,3]	MXN	391,430	22,658
Cl. 2F, 6.697%, 10/22/15[2,3]	MXN	249,987	14,470
Cl. 2G, 6.697%, 10/22/15[2,3]	MXN	46,037	2,665
LB Peru Trust II Certificates, Series 1998-A, 99.999%, 2/28/16[8,9]		115,443	—
Morgan Stanley, Russian Federation Total Return Linked Bonds, Series 007, Cl. VR, 5%, 8/22/34	RUB	128,152,192	1,024,645
Total Structured Securities (Cost $58,239,529)			36,421,528

			Exercise	Expiration
Counterparty			Price	Date		Contracts
Over-the-Counter Options Purchased—0.1%
EUR
Currency
Put[14,20]	CITNA-B	USD	1 .000	9/16/15	EUR	7,500,000	361,721
EUR
Currency
Put[14]	BAC	USD	1 .084	9/10/15	EUR	75,000,000	965,100
INR
Currency
Call[14]	BOA	INR	62 .500	8/27/15	INR	4,686,000,000	79,662
INR/BRL/PLN
Basket Call[14]	GSG	USD	1 .000	8/31/15	USD	112,431,192	1,689,728

40  OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

			Exercise Expiration
Counterparty			Price	Date		Contracts		Value
Over-the-Counter Options Purchased (Continued)
MXN
Currency
Call[14]	JPM	MXN	15.060	4/11/16	MXN		565,200,000	$466,290
MXN
Currency
Call[14]	JPM	MXN	14.723	3/16/16	MXN		368,060,000	176,669
MXN
Currency
Call[14]	CITNA-B	MXN	14.755	3/16/16	MXN		737,720,000	371,073
SX5E Index
Call[14]	BOA	EUR	3686.870	10/30/15	EUR		21,359	1,808,880
SX5E Index
Call[14]	GSG	EUR	3632.250	9/9/15	EUR		16,261	1,336,399

Total Over-the-Counter Options Purchased (Cost $10,639,488)								7,255,522

		Buy /Sell	Reference	Fixed Expiration
Counterparty		Protection	Asset	Rate	Date	Notional (000’s)
Over-the-Counter Credit Default Swaption Purchased—0.0%
Credit
Default
Swap			iTraxx
maturing			Europe
6/20/20			Crossover
Put[14] (Cost			Series 23
$261,755)	JPM	Sell	Version 1	2.750%	8/19/15	EUR	39,600	158,571

		Pay/Receive
		Floating	Floating	Fixed Expiration		Notional Amount
Counterparty		Rate	Rate	Rate	Date	(000’s)
Over-the-Counter Interest Rate Swaptions Purchased—0.0%
Interest Rate
Swap maturing
1/2/17 Call[14]	BOA	Receive	BZDI	12.545%	1/4/16	BRL	94,000	29,516
Interest Rate
Swap maturing
1/2/19 Call[14]	BOA	Receive	BZDI	11.420	1/4/16	BRL	94,000	76,958
Interest Rate
Swap maturing
1/4/21 Call[14]	BOA	Receive	BZDI	11.380	1/4/16	BRL	84,340	165,451

41  OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Pay/Receive
		Floating	Floating	Fixed	Expiration	Notional Amount
Counterparty		Rate	Rate	Rate	Date	(000’s)		Value
Over-the-Counter Interest Rate Swaptions Purchased (Continued)
If the
“FRO2” is
less than
0.40% at
Fixing Date
then the
Floating
Rate will be
Interest Rate			calculated
Swap			as
maturing			MAX[0;(FRO
4/24/18			1-Strike
Call[14]	DEU	Pay Swap Rate)]		0.800%	4/24/18	EUR	147,400	$459,664
Interest Rate
Swap maturing			Six-Month
5/30/33			GBP BBA
Call[14]	BAC	Pay	LIBOR	3.990	5/30/23	GBP	4,350	268,552
Interest Rate
Swap maturing			Six-Month
7/21/25			EUR
Call[14]	GSG	Pay	EURIBOR	2.750	7/17/15	EUR	130,220	—
Interest Rate
Swap maturing			Six-Month
7/21/25			EUR
Call[14]	UBS	Pay	EURIBOR	1.821	7/17/15	EUR	57,110	2,364
Interest Rate
Swap			Three-
maturing			Month USD
9/8/35 Call[14]	GSG	Pay	BBA LIBOR	3.220	9/3/15	USD	70,665	1,030,446

Total Over-the-Counter Interest Rate Swaptions Purchased (Cost $4,485,180)								2,032,951

	Shares
Investment Companies—12.0%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.15%[18,19]	215,397,260	215,397,260
Oppenheimer Master Event-Linked Bond Fund, LLC[18]	9,115,591	133,846,118
Oppenheimer Master Loan Fund, LLC[18]	22,035,289	324,874,511
Oppenheimer Ultra-Short Duration Fund, Cl. Y18	6,238,766	62,450,051

Total Investment Companies (Cost $748,447,528)		736,567,940
Total Investments, at Value (Cost $6,401,274,613)	101 .2%	6,212,153,199
Net Other Assets (Liabilities)	(1 .2)	(75,700,000)

Net Assets	100 .0%	$6,136,453,199

42  OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Footnotes to Consolidated Statement of Investments

1. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $2,205,180,251 or 35.94% of the Fund’s net assets as of June 30, 2015.

2. Restricted security. The aggregate value of restricted securities as of June 30, 2015 was $107,926,288, which represents 1.76% of the Fund’s net assets. See Note 4 of the accompanying Consolidated Notes. Information concerning restricted securities is as follows:

				Unrealized
	Acquisition			Appreciation/
Security	Dates	Cost	Value	(Depreciation)
American Capital Ltd., 6.50% Sr. Unsec. Nts., 9/15/18	9/17/13	$2,870,000	$2,988,387	$118,387
Amsted Industries, Inc., 5% Sr. Unsec. Nts., 3/15/22	3/3/14 - 12/30/14	9,152,743	9,194,350	41,607
Arco Capital Corp. Ltd.	6/28/13	—	—	—
ASG Consolidated LLC/ASG Finance, Inc., 15% Sr. Unsec. Nts., 5/15/17	11/15/10 - 5/15/15	10,353,191	6,812,257	(3,540,934)
Blackboard, Inc., 7.75% Sr. Unsec. Nts., 11/15/19	12/2/13 - 10/16/14	5,251,350	4,885,650	(365,700)
Brazil Loan Trust 1, 5.477% Sec. Nts., 7/24/23	7/25/13 - 12/4/14	4,595,007	4,416,895	(178,112)
Citigroup Mortgage Loan Trust, Inc., Series 2014-8, Cl. 1A2, 0.477%, 7/20/36	7/11/14	1,378,876	1,320,262	(58,614)
Credit Agricole SA, 6.637% Jr. Sub. Perpetual Bonds	12/18/13	3,226,750	3,359,675	132,925
Credit Agricole SA, 8.375% Jr. Sub. Perpetual Bonds	7/17/13 - 4/29/15	9,404,104	9,938,615	534,511
Deutsche Bank AG, Coriolanus Ltd. Sec. Credit Linked Bonds, 39.866% Sr. Sec. Nts., 12/31/17	9/19/07	10,522,958	14,762,748	4,239,790
Deutsche Bank AG, Opic Reforma I Credit Linked Nts., Cl. 2A, 6.697%, 10/22/15	5/21/08	27,001	16,222	(10,779)
Deutsche Bank AG, Opic Reforma I Credit Linked Nts., Cl. 2B, 6.697%, 10/22/15	6/12/08	46,089	28,382	(17,707)
Deutsche Bank AG, Opic Reforma I Credit Linked Nts., Cl. 2C, 6.697%, 10/22/15	6/18/08	716,697	427,927	(288,770)
Deutsche Bank AG, Opic Reforma I Credit Linked Nts., Cl. 2D, 6.697%, 10/22/15	7/8/08	52,185	31,187	(20,998)
Deutsche Bank AG, Opic Reforma I Credit Linked Nts., Cl. 2E, 6.697%, 10/22/15	7/15/08	37,977	22,658	(15,319)
Deutsche Bank AG, Opic Reforma I Credit Linked Nts., Cl. 2F, 6.697%, 10/22/15	8/8/08	24,592	14,470	(10,122)

43  OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Footnotes to Consolidated Statement of Investments (Continued)

				Unrealized
	Acquisition			Appreciation/
Security	Dates	Cost	Value	(Depreciation)
Deutsche Bank AG, Opic Reforma I Credit Linked Nts., Cl. 2G, 6.697%, 10/22/15	8/22/08	$4,334	$2,665	$(1,669)
Drawbridge Special Opportunities Fund LP/Drawbridge Special Opportunities Finance Corp., 5% Sr. Unsec. Nts., 8/1/21	7/11/14 - 10/28/14	9,333,574	9,458,587	125,013
Drive Auto Receivables Trust, Series 2015-AA, Cl. C, 3.06%, 5/17/21	3/12/15	1,289,823	1,298,491	8,668
Eletson Holdings, 9.625% Sr.	12/12/13 -
Sec. Nts., 1/15/22	10/28/14	4,276,706	4,243,400	(33,306)
Infinis plc, 7% Sr. Sec. Nts., 2/15/19	10/2/13 - 4/28/15	8,821,182	8,620,270	(200,912)
JPMorgan Hipotecaria su Casita, 6.47% Sec. Nts., 8/26/35	3/21/07	1,842,480	130,926	(1,711,554)
Kenan Advantage Group, Inc. (The), 8.375% Sr. Unsec. Nts., 12/15/18	12/7/12 - 3/15/13	5,402,054	5,594,500	192,446
LBC Tank Terminals Holding Netherlands BV, 6.875% Sr. Unsec. Nts., 5/15/23	5/8/13 - 4/17/14	3,605,285	3,662,375	57,090
NC Finance Trust, Series 1999-I, Cl. D, 8.75%, 1/25/29	8/10/10	4,811,624	1,326,451	(3,485,173)
Premier Cruises Ltd., 11% Sr. Unsec. Nts., 3/15/08	3/6/98	14,317,825	—	(14,317,825)
Realogy Group LLC, 9% Sr. Sec. Nts., 1/15/20	1/25/12 - 2/1/12	2,880,475	3,128,425	247,950
Sequa Corp., 7% Sr. Unsec. Nts., 12/15/17	1/8/15 - 1/30/15	6,523,010	4,927,890	(1,595,120)
Swiss Re Capital I LP, 6.854% Jr. Sub. Perpetual Bonds	1/13/14 - 3/13/15	5,457,863	5,430,848	(27,015)
Wallace Theater Holdings, Inc.	3/28/13	62	62	—
ZFS Finance USA Trust V, 6.50% Jr. Sub. Nts., 5/9/37	3/11/15	1,902,823	1,881,713	(21,110)

		$128,128,640	$107,926,288	$(20,202,352)

3. Represents the current interest rate for a variable or increasing rate security.

4. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $16,329,534 or 0.27% of the Fund’s net assets as of June 30, 2015.

5. Interest rate is less than 0.0005%.

44  OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Footnotes to Consolidated Statement of Investments (Continued)

6. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after June 30, 2015. See Note 4 of the accompanying Consolidated Notes.

7. The current amortization rate of the security’s cost basis exceeds the future interest payments currently estimated to be received. Both the amortization rate and interest payments are contingent on future mortgage pre-payment speeds and are therefore subject to change.

8. This security is not accruing income because the issuer has missed an interest payment on it and/or is not anticipated to make future interest and or principal payments. The rate shown is the original contractual interest rate. See Note 4 of the accompanying Consolidated Notes.

9. Zero coupon bond reflects effective yield on the date of purchase.

10. All or a portion of the security position is held in segregated accounts and pledged to cover margin requirements under certain derivative contracts. The aggregate market value of such securities is $22,506,497. See Note 5 of the accompanying Consolidated Notes.

11. All or a portion of the security position is held in accounts at a futures clearing merchant and pledged to cover margin requirements on open futures contracts and written options on futures, if applicable. The aggregate market value of such securities is $6,872,214. See Note 5 of the accompanying Consolidated Notes.

12. This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest. Rate reported represents the current interest rate for this variable rate security.

13.	Interest or dividend is paid-in-kind, when applicable.

14.	Non-income producing security.

15.	Security received as the result of issuer reorganization.

16. Denotes an inflation-indexed security: coupon or principal are indexed to a consumer price index.

17. All or a portion of the security position has been pledged for a collateral in association with forward roll transactions. See Note 4 of the accompanying Consolidated Notes.

18. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the period ended June 30, 2015, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares
	September 30,	Gross	Gross	Shares
	2014	Additions	Reductions	June 30, 2015
American Media Operations, Inc.	801,816	—	801,816	—
Oppenheimer Institutional Money Market Fund, Cl. E	63,281,949	1,694,556,621	1,542,441,310	215,397,260
Oppenheimer Master Event-Linked Bond Fund, LLC	11,333,398	—	2,217,807	9,115,591
Oppenheimer Master Loan Fund, LLC	25,326,303	—	3,291,014	22,035,289
Oppenheimer Ultra-Short Duration Fund, Cl. Y	16,857,724	36,710	10,655,668	6,238,766

				Realized Gain
	Value	Income		(Loss)
American Media Operations, Inc.	$—	$—		$(23,257,098)
Oppenheimer Institutional Money Market Fund, Cl. E	215,397,260	112,377		—
Oppenheimer Master Event-Linked Bond Fund, LLC	133,846,118	6,136,815	[a]	2,936,223	[a]
Oppenheimer Master Loan Fund, LLC	324,874,511	13,872,662	[b]	(5,825,196)	[b]
Oppenheimer Ultra-Short Duration Fund, Cl. Y	62,450,051	367,025		2,742

Total	$736,567,940	$20,488,879		$(26,143,329)

      a. Represents the amount allocated to the Fund from Oppenheimer Master Event-Linked Bond Fund, LLC.

      b. Represents the amount allocated to the Fund from Oppenheimer Master Loan Fund, LLC.

19.	Rate shown is the 7-day yield as of June 30, 2015.
20.	Knock-in option expires worthless if at any time spot rates are equal to or less than 1 EUR per 1 USD.

45  OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings	Value	Percent
United States	$3,942,006,727	63.5%
Brazil	217,233,531	3.5
United Kingdom	201,833,822	3.3
Mexico	173,070,681	2.8
India	160,510,712	2.6
Indonesia	103,342,145	1.7
France	100,841,773	1.6
Netherlands	97,824,785	1.6
Canada	87,391,069	1.4
Germany	75,273,532	1.2
Italy	67,774,451	1.1
South Africa	62,168,012	1.0
Spain	61,454,606	1.0
Colombia	61,238,426	1.0
Turkey	57,512,306	0.9
China	56,889,301	0.9
Luxembourg	56,855,245	0.9
Supranational	51,673,579	0.8
Peru	51,637,100	0.8
Switzerland	50,058,517	0.8
Chile	40,205,438	0.7
Israel	35,080,242	0.6
Ireland	33,670,883	0.5
Hungary	27,193,165	0.4
Panama	26,306,918	0.4
Australia	23,995,499	0.4
Russia	23,644,358	0.4
United Arab Emirates	23,490,224	0.4
Dominican Republic	20,661,441	0.3
Portugal	16,815,884	0.3
South Korea	14,442,026	0.2
Denmark	14,389,410	0.2
Ivory Coast	14,221,683	0.2
Sri Lanka	12,508,995	0.2
Croatia	11,561,508	0.2
Jamaica	11,172,805	0.2
Sweden	11,008,482	0.2
Morocco	10,351,146	0.2
Philippines	9,687,015	0.2
Serbia	9,536,933	0.2
Austria	7,441,126	0.1
Kazakhstan	6,355,887	0.1
Belgium	6,206,133	0.1
Egypt	6,126,637	0.1
Jersey, Channel Islands	6,057,600	0.1
Kenya	5,323,715	0.1
Eurozone	5,092,699	0.1
Argentina	4,614,213	0.1
Greece	4,243,400	0.1
Uruguay	4,101,725	0.1
Singapore	3,779,643	0.1
Venezuela	2,845,263	0.1

46  OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Geographic Holdings (Continued)	Value	Percent
Poland	$2,667,453	0.0%
Barbados	2,642,938	0.0
Cayman Islands	2,636,156	0.0
Vietnam	2,487,375	0.0
Angola	2,254,905	0.0
Ecuador	2,156,050	0.0
Japan	1,902,137	0.0
Bermuda	1,878,841	0.0
Thailand	1,855,703	0.0
Norway	1,792,125	0.0
Paraguay	1,157,100	0.0

Total	$6,212,153,199	100.0%

Forward Currency Exchange Contracts as of June 30, 2015
Counterparty	Settlement Month(s)		Currency Purchased (000’s)	Currency Sold (000’s)		Unrealized Appreciation	Unrealized Depreciation
BAC	07/2015	INR	1,588,000	USD	24,769	$138,149	$—
BAC	07/2015	USD	671	RUB	47,500	—	186,153
BOA	08/2015	IDR	13,031,000	USD	960	5,593	—
BOA	07/2015 - 08/2015	INR	3,969,000	USD	61,100	820,926	—
BOA	07/2015	KRW	33,880,000	USD	30,443	—	82,565
BOA	11/2015	USD	1,107	GBP	720	—	23,643
BOA	08/2015	USD	24,869	IDR	337,665,000	—	144,931
BOA	07/2015 - 10/2015	USD	212,264	INR	13,857,000	—	3,321,605
BOA	07/2015	USD	30,611	KRW	33,880,000	250,348	—
BOA	09/2015 - 12/2015	USD	163,531	MXN	2,558,500	2,084,571	—
BOA	09/2015	USD	9,906	PHP	447,000	34,999	—
BOA	08/2015	USD	30,107	ZAR	364,720	423,662	—
CITNA-B	07/2015	CAD	41,410	USD	34,105	—	950,546
CITNA-B	07/2015 - 11/2015	EUR	4,260	USD	4,803	—	51,058
CITNA-B	11/2015	GBP	595	USD	935	—	973
CITNA-B	08/2015	TRY	30,930	USD	11,407	—	52,530
CITNA-B	10/2015	USD	67,368	BRL	214,500	649,646	—
CITNA-B	07/2015	USD	33,696	CAD	41,410	541,483	—
CITNA-B	11/2015	USD	1,578	GBP	995	16,314	—
CITNA-B	11/2015	USD	364	SGD	490	513	—
CITNA-B	07/2015	USD	17,367	TRY	42,820	1,520,986	—
CITNA-B	08/2015	USD	18,751	ZAR	236,810	—	522,933
DEU	07/2015	BRL	131,250	USD	41,786	428,733	—
DEU	07/2015 - 08/2015	USD	81,846	BRL	256,880	88,442	369,153
DEU	11/2015	USD	1,163	EUR	1,035	6,064	—
DEU	07/2015 - 08/2015	USD	68,235	ZAR	834,870	126,120	—
DEU	08/2015	ZAR	485,130	USD	39,209	340,535	65,757
GSCO-OT	07/2015	BRL	441,470	USD	141,390	760,434	157,914
GSCO-OT	07/2015 - 08/2015	USD	208,741	BRL	649,750	3,839,194	3,261,081
GSCO-OT	07/2015	USD	30,109	HUF	8,359,000	582,957	—
GSCO-OT	07/2015 - 08/2015	USD	77,691	INR	4,999,000	—	576,325
HSBC	11/2015	EUR	7,900	USD	8,866	—	39,482
HSBC	07/2015	HUF	8,359,000	USD	29,917	—	391,347
HSBC	07/2015	INR	181,000	USD	2,808	31,031	—
HSBC	11/2015	USD	250,516	EUR	226,885	19,378	3,015,482
HSBC	11/2015	USD	4,496	GBP	2,925	6,091	101,863

47  OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Forward Currency Exchange Contracts (Continued)
Counterparty	Settlement Month(s)		Currency Purchased (000’s)	Currency Sold (000’s)		Unrealized Appreciation	Unrealized Depreciation
HSBC	07/2015	USD	2,808	INR	181,000	$—	$31,031
JPM	07/2015	BRL	110,660	USD	35,667	—	74,566
JPM	01/2016	CNH	171,900	USD	27,953	—	620,279
JPM	08/2015	COP	28,816,000	USD	11,154	—	160,626
JPM	07/2015 - 11/2015	EUR	2,565	USD	2,899	—	35,743
JPM	09/2015	MXN	545,800	USD	34,925	—	369,643
JPM	07/2015 - 08/2015	TRY	35,800	USD	13,214	154,642	90,023
JPM	07/2015 - 08/2015	USD	41,020	BRL	128,000	34,380	115,230
JPM	01/2016	USD	27,286	CNH	171,900	—	47,499
JPM	08/2015	USD	44,078	COP	111,132,000	1,681,542	—
JPM	07/2015 - 11/2015	USD	44,367	EUR	39,525	260,521	5,137
JPM	08/2015	USD	9,505	IDR	128,926,000	—	46,269
JPM	08/2015	USD	649	THB	22,000	—	628
JPM	08/2015	USD	18,766	ZAR	233,620	—	247,684
JPM	08/2015	ZAR	234,380	USD	18,705	370,944	—
MSCO	07/2015 - 10/2015	BRL	167,480	USD	53,393	344,304	1,008,209
MSCO	11/2015	EUR	700	USD	789	—	6,460
MSCO	11/2015	GBP	1,295	USD	2,034	—	1,597
MSCO	07/2015 - 08/2015	USD	24,230	BRL	75,440	45,585	19,171
MSCO	08/2015	USD	904	COP	2,330,000	15,572	—
MSCO	11/2015	USD	2,211	EUR	2,015	—	40,058
MSCO	11/2015	USD	172,822	GBP	113,450	—	5,261,735
MSCO	07/2015	USD	8,916	TRY	24,370	—	166,254
NOM	08/2015	USD	21,469	HUF	6,111,000	—	106,732
TDB	07/2015	BRL	128,820	USD	40,869	564,474	—
TDB	08/2015	COP	37,783,000	USD	14,609	—	195,059
TDB	09/2015	MXN	472,200	USD	30,034	—	138,429
TDB	07/2015 - 01/2016	USD	105,549	BRL	339,030	86,803	1,478,365
TDB	11/2015	USD	288	EUR	255	3,533	—
TDB	08/2015	USD	6,889	HUF	1,944,000	25,156	—
TDB	08/2015	USD	18,770	ZAR	233,840	—	261,638
TDB	08/2015	ZAR	235,550	USD	18,792	378,945	—

Total Unrealized Appreciation and Depreciation						$16,682,570	$23,843,406

Futures Contracts as of June 30, 2015
Description	Exchange	Buy/Sell	Expiration Date	Number of Contracts	Value	Unrealized Appreciation (Depreciation)
United States Treasury Long Bonds	CBT	Sell	9/21/15	388	$58,527,375	$677,252
United States Treasury Nts., 2 yr.	CBT	Sell	9/30/15	508	111,220,250	(178,201)
United States Treasury Nts., 2 yr.	CBT	Buy	9/30/15	792	173,398,500	237,669
United States Treasury Nts., 10 yr.	CBT	Sell	9/21/15	820	103,460,938	(42,295)
United States Treasury Ultra Bonds	CBT	Buy	9/21/15	806	124,174,375	(3,282,848)

						$(2,588,423)

48  OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Over-the-Counter Options Written at June 30, 2015
			Exercise	Expiration		Number of	Premiums
Description	Counterparty		Price	Date		Contracts	Received	Value
BRL Currency Call	BNP	BRL	3.080	7/21/15	BRL	(184,770,000)	$758,400	$(499,618)
BRL Currency Put[1]	GSG	BRL	3.230	2/1/17	BRL	(90,970,000)	1,625,319	(4,188,987)
EUR Currency Call	BAC	USD	1.179	9/10/15	EUR	(75,000,000)	692,958	(294,675)
EUR Currency Call[2]	CITNA-B	BRL	3.949	6/2/16	EUR	(37,470,000)	2,076,585	(2,070,691)
EUR Currency Call	CITNA-B	INR	69.780	7/23/15	EUR	(28,140,000)	787,241	(820,687)
EUR Currency Call	CITNA-B	INR	73.460	4/25/16	EUR	(28,140,000)	1,586,641	(1,800,393)
INR Currency Put	BOA	INR	66.500	8/27/15	INR	(4,986,000,000)	764,020	(179,496)
INR Currency Call	BOA	INR	60.100	8/27/15	INR	(4,506,000,000)	290,228	—
MXN Currency Put	CITNA-B	MXN	17.690	3/16/16	MXN	(884,470,000)	1,218,709	(695,194)
MXN Currency Put[3]	CITNA-B	MXN	15.690	2/2/17	MXN	(294,630,000)	685,404	(1,274,864)
MXN Currency Put	JPM	MXN	17.657	3/16/16	MXN	(441,410,000)	587,995	(353,569)
SX5E Index Put	BOA	EUR	3335.750	10/30/15	EUR	(21,359)	2,852,826	(3,878,045)
SX5E Index Put	GSG	EUR	3216.440	9/9/15	EUR	(16,261)	1,298,213	(1,559,804)
TRY/ILS/MXN Basket Call	GSG	USD	1.000	8/31/15	USD	(112,431,192)	1,270,473	(1,095,754)
ZAR Currency Put	GSG	ZAR	14.900	4/19/16	ZAR	(558,750,000)	1,226,250	(750,401)

Total Over-the-Counter Options Written							$17,721,262	$(19,462,178)

1. Knock-out option expires worthless if at any time spot rates are less than or equal to 2.56 BRL per 1 USD.

2. Knock-out option expires worthless if at any time spot rates are equal to or less than 3.324 BRL per 1 EUR.

3. Knock-out option expires worthless if at any time spot rates are equal to or less than 14.4 MXN per 1 USD.

Centrally Cleared Credit Default Swaps at June 30, 2015
					Notional
	Buy/Sell	Fixed	Maturity		Amount		Premiums
Reference Asset	Protection	Rate	Date		(000’s	)	Received/(Paid)	Value
CDX.EM.23	Buy	1.000%	6/20/20	USD	7,040		$(666,062)	$676,125
CDX.EM.23	Buy	1.000	6/20/20	USD	7,040		(649,792)	676,125
CDX.EM.23	Buy	1.000	6/20/20	USD	7,040		(668,174)	676,125
CDX.EM.23	Buy	1.000	6/20/20	USD	7,040		(676,231)	676,125
CDX.EM.23	Buy	1.000	6/20/20	USD	7,040		(683,271)	676,125
CDX.EM.23	Buy	1.000	6/20/20	USD	7,040		(669,582)	676,125
CDX.HY.24	Sell	5.000	6/20/20	USD	37,125		(2,180,063)	2,381,083
CDX.HY.24	Sell	5.000	6/20/20	USD	37,125		(2,587,448)	2,381,083
CDX.HY.24	Sell	5.000	6/20/20	USD	37,125		(2,440,763)	2,381,083
EUR.XOVER.23	Sell	5.000	6/20/20	EUR	26,400		(2,247,983)	2,265,559
EUR.XOVER.23	Sell	5.000	6/20/20	EUR	30,000		(2,586,315)	2,579,631
EUR.XOVER.23	Sell	5.000	6/20/20	EUR	56,250		(5,795,074)	4,810,679

Total Centrally Cleared Credit Default Swaps							$(21,850,758)	$20,855,868

Over-the-Counter Credit Default Swaps at June 30, 2015
						Notional
		Buy/Sell	Fixed	Maturity		Amount	Premiums
Reference Asset	Counterparty	Protection	Rate	Date		(000’s)	Received/(Paid)	Value
Alpha Bank AE	BAC	Buy	5.000%	3/20/17	EUR	3,500	$(410,800)	$895,884
Banco Bilbao Vizcaya Argentaria Sociedad Anonima	UBS	Sell	3.000	12/20/17	EUR	470	(223)	27,480
Banco Bilbao Vizcaya Argentaria Sociedad Anonima	UBS	Sell	3.000	12/20/17	EUR	470	(223)	27,480
Banco Santander SA	UBS	Sell	3.000	9/20/17	EUR	900	(3,420)	48,503

49  OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Over-the-Counter Credit Default Swaps (Continued)
						Notional
		Buy/Sell	Fixed	Maturity		Amount	Premiums
Reference Asset	Counterparty	Protection	Rate	Date		(000’s)	Received/(Paid)	Value
Federative Republic of Brazil	BOA	Buy	1.000%	9/20/20	USD	6,469	$(464,342)	$529,425
Hellenic Republic	BAC	Sell	1.000	3/20/20	USD	1,435	545,380	(847,471)
Hellenic Republic	BAC	Sell	1.000	3/20/20	USD	1,435	509,505	(847,471)
Republic of Indonesia	BNP	Buy	1.000	6/20/20	USD	6,415	(237,592)	230,063
Republic of Turkey	GSG	Buy	1.000	3/20/20	USD	17,305	(832,340)	950,638
Republic of Turkey	HSBC	Buy	1.000	3/20/20	USD	7,655	(361,356)	420,522
State Bank of India	BNP	Sell	1.000	9/20/19	USD	5,225	215,578	(113,339)

Total Over-the-Counter Credit Default Swaps							$(1,039,833)	$1,321,714

The table that follows shows the undiscounted maximum potential payment by the Fund related to selling credit protection in credit default swaps:

Type of Reference Asset on which the Fund Sold Protection	Total Maximum Potential Payments for Selling Credit Protection (Undiscounted)		Amount Recoverable*		Reference Asset Rating Range**
Investment Grade Single Name Corporate Debt	$5,225,000		$—		BBB-
Non- Investment Grade Corporate Debt Indexes	112,650,000	EUR	—	EUR	B+
Non- Investment Grade Corporate Debt Indexes	$111,375,000		$—		B+
Investment Grade Single Name Corporate Debt	1,840,000	EUR	—	EUR	BBB-to BBB
Non-Investment Grade Sovereign Debt	$2,870,000		$—		CCC-

Total	$119,470,000		$—

Total EUR	114,490,000	EUR	—	EUR

*Amounts recoverable includes potential payments from related purchased protection for instances where the Fund is the seller of protection. In addition, the Fund has no recourse provisions under the credit derivatives and holds no collateral which can offset or reduce potential payments under a triggering event.

**The period end reference asset security ratings, as rated by any rating organization, are included in the equivalent Standard & Poor’s rating category. The reference asset rating represents the likelihood of a potential credit event on the reference asset which would result in a related payment by the Fund.

Over-the-Counter Currency Swap at June 30, 2015
Notional
Amount
	Pay/Receive					Notional Amount		Currency
	Floating	Floating	Fixed	Maturity		Currency		Delivered
Counterparty	Rate	Rate	Rate	Date		Received (000’s)		(000’s)	Value
BOA	Pay	Six- Month USD BBA LIBOR	6.520%	4/28/18	INR	1,785,600	USD	28,142	$(134,903)

50  OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Over-the-Counter Currency Swaps (Continued)
								Notional
								Amount
	Pay/Receive					Notional Amount		Currency
	Floating	Floating	Fixed	Maturity		Currency		Delivered
Counterparty	Rate	Rate	Rate	Date		Received (000’s)		(000’s)	Value
		Six-
		Month
		USD BBA
BOA	Pay	LIBOR	6.330%	4/15/18	INR	865,106	USD	13,875	$(351,488)
		Six-
		Month
		USD BBA
BOA	Pay	LIBOR	6.670	5/27/18	INR	1,785,000	USD	28,066	(27,245)
		Six-
		Month
		USD BBA
BOA	Pay	LIBOR	6.820	5/13/18	INR	885,919	USD	13,875	102,135
		Six-
		Month
		USD BBA
BOA	Pay	LIBOR	6.300	4/13/18	INR	864,425	USD	13,886	(380,344)
		Six-
		Month
		USD BBA
BOA	Pay	LIBOR	6.250	3/25/20	INR	435,530	USD	6,991	(221,349)
		Six-
		Month
		USD BBA
BOA	Pay	LIBOR	6.330	3/31/20	INR	438,690	USD	7,009	(172,839)
		Six-
		Month
		USD BBA
GSG	Pay	LIBOR	6.300	4/9/18	INR	1,754,250	USD	28,158	(545,397)
		Six-
		Month
		USD BBA
GSG	Pay	LIBOR	6.450	3/27/18	INR	2,709,100	USD	43,471	(561,662)

Total Over-the-Counter Currency Swap									$(2,293,092)

Centrally Cleared Interest Rate Swaps at June 30, 2015
	Pay/Receive
	Floating	Floating		Maturity		Notional Amount
Counterparty	Rate	Rate	Fixed Rate	Date		(000’s)	Value
		Three-
		Month AUD
BOA	Pay	BBR BBSW	2.315%	6/30/18	AUD	62,925	$7,727
		Three-
		Month USD
BOA	Receive	BBA LIBOR	1.256	7/6/18	USD	47,475	(5,175)
		Six-Month
		PLN WIBOR
GSG	Pay	WIBO	2.145	6/29/18	PLN	188,475	(40,749)
		Three-
		Month NZD
GSG	Pay	BBR FRA	4.390	5/11/25	NZD	30,000	(55,107)
		Six-Month
GSG	Receive	HUF BUBOR	2.290	6/4/20	HUF	4,380,000	106,010

51  OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Centrally Cleared Interest Rate Swaps (Continued)
	Pay/Receive
	Floating	Floating		Maturity		Notional
Counterparty	Rate	Rate	Fixed Rate	Date		Amount (000’s)	Value
		Six-Month
		PLN WIBOR
GSG	Pay	WIBO	2.370%	6/5/20	PLN	58,830	$(100,489)
		Six-Month
		PLN WIBOR
JPM	Pay	WIBO	2.425	6/8/20	PLN	58,930	(62,103)
		Six-Month
JPM	Receive	HUF BUBOR	2.290	6/5/20	HUF	4,320,000	107,865

Total Centrally Cleared Interest Rate Swaps							$(42,021)

Over-the-Counter Interest Rate Swaps at June 30, 2015
	Pay/Receive
	Floating	Floating		Maturity		Notional Amount
Counterparty	Rate	Rate	Fixed Rate	Date		(000’s)	Value
BAC	Pay	BZDI	13.960%	1/2/17	BRL	102,750	$13,845
BAC	Receive	BZDI	12.320	1/4/21	BRL	41,220	137,841
BAC	Receive	BZDI	12.550	1/4/21	BRL	42,375	50,981
BAC	Pay	BZDI	13.440	1/2/17	BRL	97,430	(170,669)
		Six-Month
		INR MIBOR
		OIS
BOA	Receive	Compound	7.000	5/12/18	INR	900,000	108,437
		Six-Month
CITNA-B	Pay	CLP TNA	3.750	5/14/18	CLP	3,750,000	26,020
		MXN TIIE
GSG	Receive	BANXICO	5.440	6/18/20	MXN	637,500	(120,168)
		MXN TIIE
GSG	Pay	BANXICO	6.440	6/12/25	MXN	180,000	59,494
		Six-Month
GSG	Pay	CLP TNA	4.107	5/28/20	CLP	7,500,000	65,858
		Six-Month
GSG	Pay	THB THBFIX	1.975	6/15/18	THB	1,691,000	285,947
		One-Time
GSG	Receive	CLP TNA	3.170	5/30/16	CLP	35,610,000	(56,635)
		One-Time
GSG	Receive	CLP TNA	3.195	5/27/16	CLP	11,610,000	(22,519)
		Six-Month
GSG	Pay	CLP TNA	4.170	5/27/20	CLP	2,440,000	32,086
		MXN TIIE
GSG	Pay	BANXICO	4.720	6/22/17	MXN	1,500,000	66,512
GSG	Pay	BZDI	13.145	1/2/17	BRL	115,050	(330,530)
GSG	Receive	BZDI	12.340	1/4/21	BRL	39,400	130,261
		Three-
		Month MYR
		KLIBOR
GSG	Pay	BNM	4.440	3/16/25	MYR	90,000	(388,704)
		One-Time
GSG	Receive	CLP TNA	3.240	4/17/16	CLP	48,750,000	(135,701)
		Three-
		Month MYR
		KLIBOR
GSG	Pay	BNM	4.515	3/12/25	MYR	35,600	(126,893)

52  OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Over-the-Counter Interest Rate Swaps (Continued)
Counterparty	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Maturity Date		Notional Amount (000’s)	Value
		Three-
		Month COP
GSG	Pay	IBR OIS	4.380%	3/5/18	COP	66,770,000	$(472,181)
GSG	Pay	BZDI	13.255	1/2/17	BRL	91,300	(218,519)
		Six-Month
GSG	Pay	CLP TNA	3.675	5/11/18	CLP	12,000,000	32,972
JPM	Receive	CFXS	2.630	6/26/20	CNY	124,395	217,053
		Three-
		Month COP
JPM	Pay	IBR OIS	4.380	2/26/18	COP	33,750,000	(240,749)
		Three-
		Month ILS
JPM	Pay	TELEBOR01	2.920	5/15/25	ILS	63,740	(547,647)
JPM	Pay	BZDI	12.575	1/2/19	BRL	64,635	(169,397)
JPM	Pay	BZDI	13.340	1/2/17	BRL	118,970	(257,400)
JPM	Receive	BZDI	12.840	1/2/18	BRL	162,340	401,981

Total Over-the-Counter Interest Rate Swaps							$(1,628,424)

Over-the-Counter Credit Default Swaptions Written at June 30, 2015
Description	Counterparty	Buy/Sell Protection	Reference Asset	Fixed Rate	Expiration Date	Notional Amount (000’s)	Premiums Received	Value
iTraxx
Europe
Credit Default			Crossover
Swap maturing			Series 23
6/20/20	JPM	Buy	Version 1	3.500%	8/19/15	EUR 39,600	$ 383,606	$ (611,243)

Over-the-Counter Interest Rate Swaptions Written at June 30, 2015
		Pay/Receive				Notional
		Floating	Floating	Fixed	Expiration	Amount		Premiums
Description	Counterparty	Rate	Rate	Rate	Date	(000’s)		Received	Value
			Six-
			Month
Interest Rate Swap			EUR
maturing 9/8/35 Call	BAC	Pay	EURIBOR	2.250%	9/4/15	EUR	35,359	$530,568	$(339,950)
Interest Rate Swap maturing 1/4/21 Call	BOA	Pay	BZDI	12.580	1/4/16	BRL	84,340	161,835	(478,241)
Interest Rate Swap maturing 1/2/18 Call	BOA	Pay	BZDI	12.900	1/4/16	BRL	113,200	236,866	(236,660)
Interest Rate Swap maturing 1/2/17 Call	BOA	Receive	BZDI	13.020	7/1/15	BRL	188,000	280,120	—
Interest Rate Swap maturing 1/2/19 Call	BOA	Pay	BZDI	14.750	1/4/16	BRL	94,000	105,301	(83,675)
Interest Rate Swap maturing 1/2/17 Call	BOA	Pay	BZDI	14.320	1/4/16	BRL	94,000	65,039	(104,706)
			Three-
			Month
Interest Rate Swap			USD BBA
maturing 9/8/35 Call	GSG	Pay	LIBOR	3.620	9/3/15	USD	70,665	275,594	(219,739)
Interest Rate Swap maturing 11/19/20			MXN TIIE
Call	JPM	Pay	BANXICO	5.950	11/25/15	MXN	555,400	599,879	(221,723)

53  OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Over-the-Counter Interest Rate Swaptions Written (Continued)
		Pay/Receive				Notional
		Floating	Floating	Fixed	Expiration	Amount	Premiums
Description	Counterparty	Rate	Rate	Rate	Date	(000’s)	Received	Value
Interest Rate Swap maturing 1/2/18 Call	JPM	Pay	BZDI	12.900%	1/4/16	BRL 113,200	$236,866	$(236,660)

Total Over-the-Counter Interest Rate Swaptions Written							$2,492,068	$(1,921,354)

Glossary:
Counterparty Abbreviations
BAC	Barclays Bank plc
BNP	BNP Paribas
BOA	Bank of America NA
CITNA-B	Citibank NA
DEU	Deutsche Bank AG
GSCO-OT	Goldman Sachs Bank USA
GSG	Goldman Sachs Group, Inc. (The)
HSBC	HSBC Bank USA NA
JPM	JPMorgan Chase Bank NA
MSCO	Morgan Stanley Capital Services, Inc.
NOM	Nomura Global Financial Products, Inc.
TDB	Toronto Dominion Bank
UBS	UBS AG
Currency abbreviations indicate amounts reporting in currencies
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CLP	Chilean Peso
CNH	Offshore Chinese Renminbi
CNY	Chinese Renminbi
COP	Colombian Peso
EUR	Euro
GBP	British Pound Sterling
HUF	Hungarian Forint
IDR	Indonesia Rupiah
ILS	Israeli Shekel
INR	Indian Rupee
KRW	South Korean Won
MXN	Mexican Nuevo Peso
MYR	Malaysian Ringgit
NZD	New Zealand Dollar
PHP	Philippines Peso
PLN	Polish Zloty
RUB	Russian Ruble
SGD	Singapore Dollar
THB	Thailand Baht
TRY	New Turkish Lira
ZAR	South African Rand

Definitions
BANXICO	Banco de Mexico
BBA LIBOR	British Bankers’ Association London - Interbank Offered Rate
BBR FRA	Bank Bill Forward Rate Agreement
BBR BBSW	Bank Bill Swap Reference Rate (Australian Financial Market)

54  OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Definitions (Continued)
BNM	Bank Negra Malaysia
BUBOR	Budapest Interbank Offered Rate
BZDI	Brazil Interbank Deposit Rate
CDX.EM.23	Markit CDX Emerging Markets Index
CDX.HY.24	Markit CDX High Yield Index
CFXS	Repurchase Fixing Rates
EUR.XOVER.23	Credit Default Swap Trading Index for a Specific Basket of Securities
EURIBOR	Euro Interbank Offered Rate
FRO	Floating Rate Option
IBR	Indicator Bancario de Referencia
iTraxx Europe
Crossover Series
23 Version 1	Credit Default Swap Trading Index for a Specific Basket of Securities
KLIBOR	Kuala Lumpur Interbank Offered Rate
MIBOR	Munbai Interbank Offered Rate
OIS	Overnight Index Swap
SX5E	The EURO STOXX 50 Index
TELEBOR01	Tel Aviv Interbank Offered Rate 1 Month
THBFIX	Thai Baht Interest Rate Fixing
TIIE	Interbank Equilibrium Interest Rate
TNA	Non-Deliverable CLP Camara
WIBOR WIBO	Poland Warsaw Interbank Offer Bid Rate

Exchange Abbreviations
CBT	Chicago Board of Trade

55  OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS June 30, 2015 Unaudited

1. Organization

Oppenheimer Global Strategic Income Fund (the “Fund”) is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek total return. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Reporting Period End Date. The last day of the Fund’s reporting period is the last day the New York Stock Exchange was open for trading during the period. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Basis for Consolidation. The Fund has established a Cayman Islands exempted company, Oppenheimer Global Strategic Income Fund (Cayman) Ltd., which is wholly-owned and controlled by the Fund (the “Subsidiary”). The Fund and Subsidiary are both managed by the Manager. The Fund may invest up to 25% of its total assets in the Subsidiary. The Subsidiary invests primarily in commodity-linked derivatives (including commodity futures, financial futures, options and swap contracts) and exchange-traded funds related to gold and other special minerals (“Gold ETFs”). The Subsidiary is subject to the same investment restrictions and guidelines, and follows the same compliance policies and procedures, as the Fund. At period end, the Fund owned 15,000 shares with net assets of $1,326,547.

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review,

56  OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Structured securities, swaps, swaptions, and other over-the-counter derivatives are valued utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Forward foreign currency exchange contracts are valued utilizing current and forward currency rates obtained from third party pricing services. When the settlement date of a

57  OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

contract is an interim date for which a quotation is not available, interpolated values are derived using the nearest dated forward currency rate.

Futures contracts and futures options traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Structured securities

Relevant market information such as the price of underlying

financial instruments, stock market indices, foreign currencies,

interest rate spreads, commodities, or the occurrence of other specific events.

Swaps

Relevant market information, including underlying reference assets such as credit spreads, credit event probabilities, index values,

individual security values, forward interest rates, variable interest rates, volatility measures, and forward currency rates.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of

58  OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts as of June 30, 2015 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Asset-Backed Securities	$—	$126,787,272	$ 51,673,579	$178,460,851
Mortgage-Backed Obligations	—	683,107,953	2,753,340	685,861,293
U.S. Government Obligations	—	131,311,942	—	131,311,942
Foreign Government Obligations	—	709,969,947	—	709,969,947
Corporate Loans	—	78,858,895	26,434	78,885,329
Corporate Bonds and Notes	—	3,623,539,164	9,817,945	3,633,357,109
Common Stocks	7,288,852	4,581,302	62	11,870,216
Rights, Warrants and Certificates	—	—	—	—
Structured Securities	—	20,090,624	16,330,904	36,421,528
Over-the-Counter Options Purchased	—	7,255,522	—	7,255,522

59  OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Investments, at Value:
(Continued)
Over-the-Counter Credit Default
Swaption Purchased	$—	$158,571	$—	$158,571
Over-the-Counter Interest Rate
Swaptions Purchased	—	2,032,951	—	2,032,951
Investment Companies	277,847,311	458,720,629	—	736,567,940
Total Investments, at Value	285,136,163	5,846,414,772	80,602,264	6,212,153,199
Other Financial Instruments:
Forward currency exchange contracts	—	16,682,570	—	16,682,570
Futures contracts	914,921	—	—	914,921
Swaps, at value	—	4,861,418	—	4,861,418
Centrally cleared swaps, at value	—	21,077,470	—	21,077,470
Total Assets	$286,051,084	$5,889,036,230	$80,602,264	$6,255,689,578

Liabilities Table Other Financial Instruments:
Forward currency exchange contracts	$—	$(23,843,406)	$—	$(23,843,406)
Options written, at value	—	(19,462,178)	—	(19,462,178)
Futures contracts	(3,503,344)	—	—	(3,503,344)
Swaps, at value	—	(7,461,220)	—	(7,461,220)
Centrally cleared swaps, at value	—	(263,623)	—	(263,623)
Swaptions written, at value	—	(2,532,597)	—	(2,532,597)
Total Liabilities	$(3,503,344)	$(53,563,024)	$—	$(57,066,368)

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

The table below shows the transfers between Level 2 and Level 3. The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

	Transfers out of Level 2*	Transfers into Level 3*
Assets Table
Investments, at Value:
Mortgage-Backed Obligations	$(1,362,159)	$1,362,159
Corporate Bonds and Notes	(151,784)	151,784
Total Assets	$(1,513,943)	$1,513,943

*Transferred from Level 2 to Level 3 because of the lack of observable market data.

60  OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

4. Investments and Risks

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity or for defensive purposes. IMMF is a registered open-end management investment company, regulated as a money market fund under the 1940 Act. The Manager is the investment adviser of IMMF, and the Sub-Adviser provides investment and related advisory services to IMMF. When applicable, the Fund’s investment in IMMF is included in the Consolidated Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

Investment in Oppenheimer Master Funds. The Fund is permitted to invest in entities sponsored and/or advised by the Manager or an affiliate. Certain of these entities in which the Fund invests are mutual funds registered under the Investment Company Act of 1940 that expect to be treated as partnerships for tax purposes, specifically Oppenheimer Master Loan Fund, LLC (“Master Loan”) and Oppenheimer Master Event-Linked Bond Fund, LLC (“Master Event-Linked Bond”) (the “Master Funds”). Each Master Fund has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Master Fund than in another, the Fund will have greater exposure to the risks of that Master Fund.

The investment objective of Master Loan is to seek income. The investment objective of Master Event-Linked Bond is to seek total return. The Fund’s investments in the Master Funds are included in the Consolidated Statement of Investments. The Fund recognizes income and gain/(loss) on its investments in each Master Fund according to its allocated pro-rata share, based on its relative proportion of total outstanding Master Fund shares held, of the total net income earned and the net gain/(loss) realized on investments sold by the Master Funds. As a shareholder, the Fund is subject to its proportional share of the Master Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Master Funds. The Fund owns 25.9% of Master Loan and 44.3% of Master Event-Linked Bond at June 30, 2015.

Structured Securities. The Fund invests in structured securities whose market values, interest rates and/or redemption prices are linked to the performance of underlying foreign currencies, interest rate spreads, stock market indices, prices of individual securities, commodities or other financial instruments or the occurrence of other specific events. The structured securities are often leveraged, increasing the volatility of each note’s market value relative to the change in the underlying linked financial element or event. Fluctuations in value of these securities are recorded as unrealized gains and losses in the accompanying Consolidated Statement of Operations in the annual and semiannual report. The Fund records a realized gain or loss when a structured security is sold or matures.

61  OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

4. Investments and Risks (Continued)

Loans. The Fund invests in loans made to U.S. and foreign borrowers that are corporations, partnerships or other business entities. The Fund will do so directly as an original lender or by assignment or indirectly through participation agreements or certain derivative instruments. While many of these loans will be collateralized, the Fund can also invest in uncollateralized loans. Loans are often issued in connection with recapitalizations, acquisitions, leveraged buyouts, and refinancing of borrowers. The loans often pay interest at rates that float above (or are adjusted periodically based on) a benchmark that reflects current interest rates although the Fund can also invest in loans with fixed interest rates.

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

As of June 30, 2015, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions
Purchased securities	$305,106,959
Sold securities	135,292,493

The Fund may enter into “forward roll” transactions with respect to mortgage-related securities. In this type of transaction, the Fund sells a mortgage-related security to a buyer and simultaneously agrees to repurchase a similar security (same type, coupon and maturity) at a later date at a set price. During the period between the sale and the repurchase, the Fund will not be entitled to receive interest and principal payments on the securities that have been sold. The Fund records the incremental difference between the forward purchase and sale of each forward roll as realized gain (loss) on investments or as fee income in the case of such transactions that have an associated fee in lieu of a difference in the forward purchase and sale price.

62  OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

4. Investments and Risks (Continued)

Forward roll transactions may be deemed to entail embedded leverage since the Fund purchases mortgage-related securities with extended settlement dates rather than paying for the securities under a normal settlement cycle. This embedded leverage increases the Fund’s market value of investments relative to its net assets which can incrementally increase the volatility of the Fund’s performance. Forward roll transactions can be replicated over multiple settlement periods.

Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Fund to receive inferior securities at redelivery as compared to the securities sold to the counterparty; and counterparty credit risk.

At the period ended June 30, 2015, the Fund pledged $641,692 of collateral to the counterparty for forward roll transactions.

Restricted Securities. As of June 30, 2015, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Consolidated Statement of Investments. Restricted securities are reported on a schedule following the Consolidated Statement of Investments.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently miss an interest payment.

63  OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

4. Investments and Risks (Continued)

Information concerning securities not accruing interest as of June 30, 2015 is as follows:

Cost	$73,035,763
Market Value	$18,374,099
Market value as % of Net Assets	0.30%

Sovereign Debt Risk. The Fund invests in sovereign debt securities, which are subject to certain special risks. These risks include, but are not limited to, the risk that a governmental entity may delay or refuse, or otherwise be unable, to pay interest or repay the principal on its sovereign debt. There may also be no legal process for collecting sovereign debt that a government does not pay or bankruptcy proceedings through which all or part of such sovereign debt may be collected. In addition, a restructuring or default of sovereign debt may also cause additional impacts to the financial markets, such as downgrades to credit ratings, reduced liquidity and increased volatility, among others.

5. Risk Exposures and the Use of Derivative Instruments

The Fund’s investment objective not only permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

Market Risk Factors. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

64  OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

5. Risk Exposures and the Use of Derivative Instruments (Continued)

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to unanticipated changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date. Such contracts are traded in the OTC inter-bank currency dealer market.

Forward contracts are reported on a schedule following the Consolidated Statement of Investments. The unrealized appreciation (depreciation) is reported in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports as a receivable (or payable) and in the Consolidated Statement of Operations in the annual and semiannual reports within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is

65  OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

5. Risk Exposures and the Use of Derivative Instruments (Continued)

recorded as a realized gain (loss) in the Consolidated Statement of Operations in the annual and semiannual reports.

The Fund has entered into forward contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to take a positive investment perspective on the related currency. These forward contracts seek to increase exposure to foreign exchange rate risk.

The Fund has entered into forward contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

The Fund has entered into forward contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to take a negative investment perspective on the related currency. These forward contracts seek to increase exposure to foreign exchange rate risk.

The Fund has entered into forward contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

During the period ended June 30, 2015, the Fund had daily average contract amounts on forward contracts to buy and sell of $1,102,669,684 and $1,967,312,068, respectively.

Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty to a forward contract will default and fail to perform its obligations to the Fund.

Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a commodity, financial instrument or currency at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts. Futures contracts and options thereon are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value in an account registered in the futures commission merchant’s name. Subsequent payments (variation margin) are paid to or from the futures commission merchant each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains and losses. Should the Fund fail to make requested variation margin payments, the futures commission merchant can gain access to the initial margin to satisfy the Fund’s payment obligations.

Futures contracts are reported on a schedule following the Consolidated Statement of Investments. Securities held by a futures commission merchant to cover initial margin requirements on open futures contracts are noted in the Consolidated Statement of Investments. Cash held by a futures commission merchant to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark

66  OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

5. Risk Exposures and the Use of Derivative Instruments (Continued)

to market for the variation margin are noted in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. The net change in unrealized appreciation and depreciation is reported in the Consolidated Statement of Operations in the annual and semiannual reports. Realized gains (losses) are reported in the Consolidated Statement of Operations in the annual and semiannual reports at the closing or expiration of futures contracts.

The Fund has purchased futures contracts on various bonds and notes to increase exposure to interest rate risk.

The Fund has sold futures contracts on various bonds and notes to decrease exposure to interest rate risk.

During the period ended June 30, 2015, the Fund had an ending monthly average market value of $516,669,776 and $383,371,965 on futures contracts purchased and sold, respectively.

Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

Option Activity

The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security, currency or other underlying financial instrument at a fixed price, upon exercise of the option.

Options can be traded through an exchange or through a privately negotiated arrangement with a dealer in an OTC transaction. Options traded through an exchange are generally cleared through a clearinghouse (such as The Options Clearing Corporation). The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Consolidated Statement of Operations in the annual and semiannual reports. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Consolidated Statement of Operations in the annual and semiannual reports.

The Fund has purchased call options on currencies to increase exposure to foreign exchange rate risk. A purchased call option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has purchased put options on currencies to decrease exposure to foreign exchange rate risk. A purchased put option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

The Fund has purchased call options on treasury and/or euro futures to increase exposure to interest rate risk. A purchased call option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

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NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

5. Risk Exposures and the Use of Derivative Instruments (Continued)

The Fund has purchased call options on individual equity securities and/or equity indexes to increase exposure to equity risk. A purchased call option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

During the period ended June 30, 2015, the Fund had an ending monthly average market value of $4,001,454 and $3,302,570 on purchased call options and purchased put options, respectively.

Options written, if any, are reported in a schedule following the Consolidated Statement of Investments and as a liability in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. Securities held in collateral accounts to cover potential obligations with respect to outstanding written options are noted in the Consolidated Statement of Investments.

The risk in writing a call option is that the market price of the security increases and if the option is exercised, the Fund must either purchase the security at a higher price for delivery or, if the Fund owns the underlying security, give up the opportunity for profit. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.

The Fund has written put options on currencies to increase exposure to foreign exchange rate risk. A written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has written call options on currencies to decrease exposure to foreign exchange rate risk. A written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

The Fund has written put options on treasury and/or euro futures to increase exposure to interest rate risk. A written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has written put options on individual equity securities and/or equity indexes to increase exposure to equity risk. A written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

During the period ended June 30, 2015, the Fund had an ending monthly average market value of $2,093,542 and $7,774,559 on written call options and written put options, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Written option activity for the period ended June 30, 2015 was as follows:

	Number of Contracts	Amount of Premiums
Options outstanding as of September 30, 2014	415,464,865,714	$2,286,604
Options written	693,307,549,760	60,788,813
Options closed or expired	(235,680,000)	(564,962)
Options exercised	(1,096,308,516,662)	(44,789,193)
Options outstanding as of June 30, 2015	12,228,218,812	$17,721,262

68  OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

5. Risk Exposures and the Use of Derivative Instruments (Continued)

Swap Contracts

The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, the price or volatility of asset or non-asset references, or the occurrence of a credit event, over a specified period. Swaps can be executed in a bi-lateral privately negotiated arrangement with a dealer in an OTC transaction (“OTC swaps“) or executed on a regulated market. Certain swaps, regardless of the venue of their execution, are required to be cleared through a clearinghouse (“centrally cleared swaps“). Swap contracts may include interest rate, equity, debt, index, total return, credit default, currency, and volatility swaps.

Swap contracts are reported on a schedule following the Consolidated Statement of Investments. The values of centrally cleared swap and OTC swap contracts are aggregated by positive and negative values and disclosed separately on the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund, if any, at termination or settlement. The net change in this amount during the period is included on the Consolidated Statement of Operations in the annual and semiannual reports. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Consolidated Statement of Operations in the annual and semiannual reports.

Swap contract agreements are exposed to the market risk factor of the specific underlying reference rate or asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps have embedded leverage, they can expose the Fund to substantial risk in the isolated market risk factor.

Credit Default Swap Contracts. A credit default swap is a contract that enables an investor to buy or sell protection against a defined-issuer credit event, such as the issuer’s failure to make timely payments of interest or principal on a debt security, bankruptcy or restructuring. The Fund may enter into credit default swaps either by buying or selling protection on a corporate issuer, sovereign issuer, or a basket or index of issuers (the “reference asset”).

The buyer of protection pays a periodic fee to the seller of protection based on the notional amount of the swap contract. The seller of protection agrees to compensate the buyer of protection for future potential losses as a result of a credit event on the reference asset. The contract effectively transfers the credit event risk of the reference asset from the buyer of protection to the seller of protection.

The ongoing value of the contract will fluctuate throughout the term of the contract based primarily on the credit risk of the reference asset. If the credit quality of the reference asset improves relative to the credit quality at contract initiation, the buyer of protection may have an unrealized loss greater than the anticipated periodic fee owed. This unrealized loss would be the result of current credit protection being cheaper than the cost of credit

69  OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

5. Risk Exposures and the Use of Derivative Instruments (Continued)

protection at contract initiation. If the buyer elects to terminate the contract prior to its maturity, and there has been no credit event, this unrealized loss will become realized. If the contract is held to maturity, and there has been no credit event, the realized loss will be equal to the periodic fee paid over the life of the contract.

If there is a credit event, the buyer of protection can exercise its rights under the contract and receive a payment from the seller of protection equal to the notional amount of the swap less the market value of specified debt securities issued by the reference asset. Upon exercise of the contract the difference between such value and the notional amount is recorded as realized gain (loss) and is included on the Consolidated Statement of Operations in the annual and semiannual reports.

The Fund has sold credit protection through credit default swaps to increase exposure to the credit risk of individual issuers and/or indexes of issuers that are either unavailable or considered to be less attractive in the bond market.

The Fund has purchased credit protection through credit default swaps to decrease exposure to the credit risk of individual issuers and/or indexes of issuers.

The Fund has engaged in spread curve trades by simultaneously purchasing and selling protection through credit default swaps referenced to the same reference asset but with different maturities. Spread curve trades attempt to gain exposure to credit risk on a forward basis by realizing gains on the expected differences in spreads.

For the period ended June 30, 2015, the Fund had ending monthly average notional amounts of $32,290,794 and $62,979,361 on credit default swaps to buy protection and credit default swaps to sell protection, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Currency Swap Contracts. A currency swap contract is an agreement between counterparties to exchange different currencies at contract inception that are equivalent to a notional value. The exchange at contract inception is made at the current spot rate. The contract also includes an agreement to reverse the exchange of the same notional values of those currencies at contract termination. The re-exchange at contract termination may take place at the same exchange rate, a specified rate or the then current spot rate. Certain currency swap contracts provide for exchanging the currencies only at contract termination and can provide for only a net payment in the settlement currency, typically USD. A currency swap contract may also include the exchange of periodic payments, between the counterparties, that are based on interest rates available in the respective currencies at contract inception. Other currency swap contracts may not provide for exchanging the different currencies at all, and only for exchanging interest cash flows based on the notional value in the contract.

The Fund has entered into currency swap contracts with the obligation to pay an interest rate on the dollar notional amount and receive an interest rate on the various foreign currency notional amounts in order to take a positive investment perspective on the related currencies for which the Fund receives a payment. These currency swap contracts increase exposure to foreign exchange rate risk.

70  OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

5. Risk Exposures and the Use of Derivative Instruments (Continued)

For the period ended June 30, 2015, the Fund had ending monthly average notional amounts of $115,613,735 on currency swaps receive a fixed rate.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Interest Rate Swap Contracts. An interest rate swap is an agreement between counterparties to exchange periodic payments based on interest rates. One cash flow stream will typically be a floating rate payment based upon a specified floating interest rate while the other is typically a fixed interest rate.

The Fund has entered into interest rate swaps in which it pays a floating interest rate and receives a fixed interest rate in order to increase exposure to interest rate risk. Typically, if relative interest rates rise, payments made by the Fund under a swap agreement will be greater than the payments received by the Fund.

The Fund has entered into interest rate swaps in which it pays a fixed interest rate and receives a floating interest rate in order to decrease exposure to interest rate risk. Typically, if relative interest rates rise, payments received by the Fund under the swap agreement will be greater than the payments made by the Fund.

For the period ended June 30, 2015, the Fund had ending monthly average notional amounts of $188,414,069 and $248,701,623 on interest rate swaps which pay a fixed rate and interest rate swaps which receive a fixed rate, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Swaption Transactions

The Fund may enter into a swaption contract which grants the purchaser the right, but not the obligation, to enter into a swap transaction at preset terms detailed in the underlying agreement within a specified period of time. The purchaser pays a premium to the swaption writer who bears the risk of unfavorable changes in the preset terms on the underlying swap.

Purchased swaptions are reported as a component of investments in the Consolidated Statement of Investments and the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. Written swaptions are reported on a schedule following the Consolidated Statement of Investments and their value is reported as a separate asset or liability line item in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. The net change in unrealized appreciation or depreciation on written swaptions is separately reported in the Consolidated Statement of Operations in the annual and semiannual reports. When a swaption is exercised, the cost of the swap is adjusted by the amount of premium paid or received. Upon the expiration or closing of an unexercised swaption contract, a gain or loss is reported in the Consolidated Statement of Operations in the annual and semiannual reports for the amount of the premium paid or received.

The Fund generally will incur a greater risk when it writes a swaption than when it purchases a swaption. When the Fund writes a swaption it will become obligated, upon exercise of the swaption, according to the terms of the underlying agreement. Swaption contracts written by the Fund do not give rise to counterparty credit risk prior to exercise as they obligate the Fund, not its counterparty, to perform. When the Fund purchases a swaption it only risks losing the amount of the premium it paid if the swaption expires unexercised.

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NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

5. Risk Exposures and the Use of Derivative Instruments (Continued)

However, when the Fund exercises a purchased swaption there is a risk that the counterparty will fail to perform or otherwise default on its obligations under the swaption contract.

The Fund has purchased swaptions which gives it the option to enter into an interest rate swap in which it pays a floating interest rate and receives a fixed interest rate in order to increase exposure to interest rate risk. A purchased swaption of this type becomes more valuable as the reference interest rate decreases relative to the preset interest rate.

The Fund has purchased swaptions which gives it the option to enter into an interest rate swap in which it pays a fixed interest rate and receives a floating interest rate in order to decrease exposure to interest rate risk. A purchased swaption of this type becomes more valuable as the reference interest rate increases relative to the preset interest rate.

The Fund has purchased swaptions which gives it the option to sell credit protection through credit default swaps in order to increase exposure to the credit risk of individual issuers and/ or indexes of issuers. A purchased swaption of this type becomes more valuable as the likelihood of a credit event on the reference asset decreases.

The Fund has purchased swaptions which gives it the option to buy credit protection through credit default swaps in order to decrease exposure to the credit risk of individual issuers and/or indexes of issuers. A purchased swaption of this type becomes more valuable as the likelihood of a credit event on the reference asset increases.

The Fund has written swaptions which gives it the obligation, if exercised by the purchaser, to enter into an interest rate swap in which it pays a floating interest rate and receives a fixed interest rate in order to increase exposure to interest rate risk. A written swaption of this type becomes more valuable as the reference interest rate decreases relative to the preset interest rate.

The Fund has written swaptions which gives it the obligation, if exercised by the purchaser, to enter into an interest rate swap in which it pays a fixed interest rate and receives a floating interest rate in order to decrease exposure to interest rate risk. A written swaption of this type becomes more valuable as the reference interest rate increases relative to the preset interest rate.

The Fund has written swaptions which give it the obligation, if exercised by the purchaser, to sell credit protection through credit default swaps in order to increase exposure to the credit risk of individual issuers and/or indexes of issuers. A written swaption of this type becomes more valuable as the likelihood of a credit event on the reference asset decreases.

The Fund has written swaptions which give it the obligation, if exercised by the purchaser, to buy credit protection through credit default swaps in order to decrease exposure to the credit risk of individual issuers and/or, indexes of issuers. A written swaption of this type becomes more valuable as the likelihood of a credit event on the reference asset increases.

The Fund has written swaptions which gives it the obligation, if exercised by the purchaser, to enter into an currency swap contracts with the obligation to receive an interest rate on the dollar notional amount and pay an interest rate on the various foreign currency notional amounts in order to take a positive investment perspective on the related currencies for which the Fund receives a payment. These currency swap contracts increase exposure to foreign exchange rate risk.

72  OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

5. Risk Exposures and the Use of Derivative Instruments (Continued)

During the period ended June 30, 2015, the Fund had an ending monthly average market value of $6,810,917 and $8,888,271 on purchased and written swaptions, respectively.

Written swaption activity for the period ended June 30, 2015 was as follows:

	Notional Amount	Amount of Premiums
Swaptions outstanding as of September 30, 2014	1,432,400,000	$3,415,478
Swaptions written	10,166,243,435	39,105,462
Swaptions closed or expired	(1,194,870,000)	(1,742,145)
Swaptions exercised	(7,904,009,000)	(37,903,121)
Swaptions outstanding as of June 30, 2015	2,499,764,435	$2,875,674

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund. For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform.

To reduce counterparty risk with respect to OTC transactions, the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allow the Fund to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC positions in swaps, options, swaptions, and forward currency exchange contracts for each individual counterparty. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

As of June 30, 2015, the Fund has required certain counterparties to post collateral of $1,143,097.

ISDA master agreements include credit related contingent features which allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Consolidated Statement of Assets

73  OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

5. Risk Exposures and the Use of Derivative Instruments (Continued)

and Liabilities in the annual and semiannual reports. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for centrally cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for centrally cleared swaps.

With respect to centrally cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate centrally cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including centrally cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund or the counterparty.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Consolidated Statement of Investments.

74  OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

5. Risk Exposures and the Use of Derivative Instruments (Continued)

Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g. $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

6. Federal Taxes

The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of June 30, 2015 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities	$6,411,641,788
Federal tax cost of other investments	33,464,829

Total federal tax cost	$6,445,106,617

Gross unrealized appreciation	$107,945,955
Gross unrealized depreciation	(315,836,356)

Net unrealized depreciation	$(207,890,401)

75  OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Item 2. Controls and Procedures.

(a)	Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 6/30/2015, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b)	There have been no significant changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Exhibits attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Global Strategic Income Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	8/10/2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	8/10/2015

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer
Date:	8/10/2015